________________________________________________________________________________
________________________________________________________________________________

                                                                    EXHIBIT 10.1


                          THIRD AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


                           dated as of June 1, 1998


                                     among


                     TriNet Corporate Realty Trust, Inc.,


                            The Banks Listed Herein


                                      and


                  Morgan Guaranty Trust Company of New York,
                          as Lead Agent and Arranger

                                      and


                            BANKERS TRUST COMPANY,
                  DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                   BRANCHES,
                      THE FIRST NATIONAL BANK OF CHICAGO,
                              NATIONSBANK, N.A.,
                                      and
                        PNC BANK, NATIONAL ASSOCIATION
                                 as Co-Agents

________________________________________________________________________________
________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
                                                                                 ----
                                        ARTICLE I

                                       DEFINITIONS

     SECTION 1.1.   Definitions.................................................    2
                    -----------
     SECTION 1.2.   Accounting Terms and Determinations.........................   33
                    -----------------------------------
     SECTION 1.3.   Types of Borrowings.........................................   34
                    -------------------

                                       ARTICLE II

                                       THE CREDITS

     SECTION 2.1.   Commitments to Lend.........................................   34
                    -------------------
     SECTION 2.2.   Notice of Committed Borrowing...............................   38
                    -----------------------------
     SECTION 2.3.   Money Market Borrowings.....................................   40
                    -----------------------
     SECTION 2.4.   Notice to Banks; Funding of Loans...........................   45
                    ---------------------------------
     SECTION 2.5.   Notes.......................................................   47
                    -----
     SECTION 2.6    Letters of Credit...........................................   48
                    -----------------
     SECTION 2.7.   Method of Electing Interest Rates...........................   51
                    ---------------------------------
     SECTION 2.8.   Interest Rates..............................................   53
                    --------------
     SECTION 2.9.   Fees........................................................   57
                    ----
     SECTION 2.10.  Maturity Date...............................................   58
                    -------------
     SECTION 2.11.  Mandatory Prepayment........................................   60
                    --------------------
     SECTION 2.12.  Optional Prepayments........................................   61
                    --------------------
     SECTION 2.13.  General Provisions as to Payments...........................   63
                    ---------------------------------
     SECTION 2.14.  Funding Losses..............................................   64
                    --------------
     SECTION 2.15.  Computation of Interest and Fees............................   64
                    -----------------------------
     SECTION 2.16.  Use of Proceeds.............................................   64
                    ---------------
     SECTION 2.17.  Letter of Credit Usage Absolute.............................   65
                    -------------------------------

                                       ARTICLE III

                                       CONDITIONS

     SECTION 3.1.   Closing.....................................................   66
                    -------
     SECTION 3.2.   Borrowings..................................................   68
                    ----------
     SECTION 3.3.   New Acquisitions and Additional Real Property Assets........   70
                    ----------------------------------------------------

                                                                                 Page
                                                                                 ----
                                       ARTICLE IV

                             REPRESENTATIONS AND WARRANTIES

     SECTION 4.1.   Existence and Power.........................................   70
                    -------------------
     SECTION 4.2.   Power and Authority.........................................   71
                    -------------------
     SECTION 4.3.   No Violation................................................   71
                    ------------
     SECTION 4.4.   Financial Information.......................................   71
                    ---------------------
     SECTION 4.5.   Litigation..................................................   72
                    ----------
     SECTION 4.6.   Compliance with ERISA.......................................   72
                    ---------------------
     SECTION 4.7.   Environmental Matters.......................................   73
                    ---------------------
     SECTION 4.8.   Taxes.......................................................   73
                    -----
     SECTION 4.9.   Full Disclosure.............................................   73
                    ---------------
     SECTION 4.10.  Solvency....................................................   74
                    --------
     SECTION 4.11.  Use of Proceeds; Margin Regulations.........................   74
                    -----------------------------------
     SECTION 4.12.  Governmental Approvals......................................   74
                    ----------------------
     SECTION 4.13.  Investment Company Act; Public Utility Holding Company Act..   74
                    ----------------------------------------------------------
     SECTION 4.14.  Principal Offices...........................................   75
                    -----------------
     SECTION 4.15.  REIT Status.................................................   75
                    -----------
     SECTION 4.16.  Patents, Trademarks, etc....................................   75
                    ------------------------
     SECTION 4.17.  Ownership of Property.......................................   75
                    ---------------------
     SECTION 4.18.  No Default..................................................   75
                    ----------
     SECTION 4.19.  Licenses, etc...............................................   75
                    -------------
     SECTION 4.20.  Compliance With Law.........................................   76
                    -------------------
     SECTION 4.21.  No Burdensome Restrictions..................................   76
                    --------------------------
     SECTION 4.22.  Brokers' Fees...............................................   76
                    -------------
     SECTION 4.23.  Labor Matters...............................................   76
                    -------------
     SECTION 4.24.  Insurance...................................................   76
                    ---------
     SECTION 4.25.  Organizational Documents....................................   77
                    ------------------------
     SECTION 4.26.  Year 2000 Compliance........................................   77
                    --------------------

                                        ARTICLE V

                           AFFIRMATIVE AND NEGATIVE COVENANTS

     SECTION 5.1.   Information.................................................   77
                    -----------
     SECTION 5.2.   Payment of Obligations......................................   82
                    ----------------------
     SECTION 5.3.   Maintenance of Property; Insurance; Leases..................   82
                    ------------------------------------------
     SECTION 5.4.   Conduct of Business and Maintenance of Existence............   83
                    ------------------------------------------------
     SECTION 5.5.   Compliance with Laws........................................   83
                    --------------------
     SECTION 5.6.   Inspection of Property, Books and Records...................   83
                    -----------------------------------------

                                                                                 Page
                                                                                 ----
     SECTION 5.7.   Existence...................................................   84
                    ---------
     SECTION 5.8.   Financial Covenants.........................................   85
                    -------------------
     SECTION 5.9.   Restriction on Fundamental Changes..........................   86
                    ----------------------------------
     SECTION 5.10.  Changes in Business.........................................   86
                    -------------------
     SECTION 5.11.  Margin Stock................................................   86
                    ------------
     SECTION 5.12.  Hedging Requirements........................................   87
                    --------------------
     SECTION 5.13.  Borrower Status.............................................   87
                    ---------------
     SECTION 5.14.  Sale of Unleveraged Assets..................................   87
                    --------------------------
     SECTION 5.15.  Liens; Release of Liens.....................................   87
                    -----------------------
     SECTION 5.16.  New Acquisitions............................................   88
                    ----------------
     SECTION 5.17.  Development Activities......................................   88
                    ----------------------
     SECTION 5.18.  Business Loans..............................................   89
                    --------------
     SECTION 5.19.  No Bankruptcy Proceedings...................................   89
                    -------------------------

                                       ARTICLE VI

                                        DEFAULTS

     SECTION 6.1.   Events of Default...........................................   89
                    -----------------
     SECTION 6.2.   Rights and Remedies.........................................   92
                    -------------------
     SECTION 6.3.   Notice of Default...........................................   93
                    -----------------
     SECTION 6.4    Actions in Respect of Letters of Credit.....................   93
                    ---------------------------------------

                                       ARTICLE VII

                                       THE AGENTS

     SECTION 7.1.   Appointment and Authorization...............................   95
                    -----------------------------
     SECTION 7.2.   Agency and Affiliates.......................................   96
                    ---------------------
     SECTION 7.3.   Action by Lead Agent........................................   96
                    --------------------
     SECTION 7.4.   Consultation with Experts...................................   96
                    -------------------------
     SECTION 7.5.   Liability of Lead Agent.....................................   96
                    -----------------------
     SECTION 7.6.   Indemnification.............................................   97
                    ---------------
     SECTION 7.7.   Credit Decision.............................................   97
                    ---------------
     SECTION 7.8.   Successor Lead Agent........................................   97
                    --------------------
     SECTION 7.9.   Financial Covenants.........................................   98
                    -------------------
     SECTION 7.10.  Receipt of Notices..........................................   98
                    ------------------

                                                                                   Page
                                                                                   ----
                                 ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES

     SECTION 8.1.   Basis for Determining Interest Rate Inadequate or Unfair....   99
                    --------------------------------------------------------
     SECTION 8.2.   Illegality..................................................   99
                    ----------
     SECTION 8.3.   Increased Cost and Reduced Return...........................  101
                    ---------------------------------
     SECTION 8.4.   Taxes.......................................................  103
                    -----
     SECTION 8.5.   Base Rate Loans Substituted for Affected Euro-Dollar Loans..  105
                    ----------------------------------------------------------

                                       ARTICLE IX

                                      MISCELLANEOUS

     SECTION 9.1.   Notices.....................................................  105
                    -------
     SECTION 9.2.   No Waivers..................................................  106
                    ----------
     SECTION 9.3.   Expenses; Indemnification...................................  106
                    -------------------------
     SECTION 9.4.   Sharing of Set-Offs.........................................  107
                    -------------------
     SECTION 9.5.   Amendments and Waivers......................................  108
                    ----------------------
     SECTION 9.6.   Successors and Assigns......................................  109
                    ----------------------
     SECTION 9.7.   Collateral..................................................  113
                    ----------
     SECTION 9.8.   Governing Law; Submission to Jurisdiction...................  113
                    -----------------------------------------
     SECTION 9.9.   Marshalling; Recapture......................................  114

     SECTION 9.10.  Counterparts; Integration; Effectiveness....................  114
                    ----------------------------------------
     SECTION 9.11.  WAIVER OF JURY TRIAL........................................  114
                    --------------------
     SECTION 9.12.  Survival....................................................  114
                    --------
     SECTION 9.13.  Domicile of Loans...........................................  115
                    -----------------
     SECTION 9.14.  Limitation of Liability.....................................  115
                    -----------------------
     SECTION 9.15.  Recourse Obligation.........................................  115
                    -------------------
     SECTION 9.16.  Confidentiality.............................................  115
                    ---------------
     SECTION 9.17.  Legal Rate..................................................  116
                    ----------
     SECTION 9.18   Additional Commitment.......................................  116
                    ---------------------

Exhibit A-1 -    Form of Note
Exhibit A-2 -    Form of Designated Lender Note
Exhibit A-3 -    Swing Loan Note
Exhibit B   -    Assignment and Assumption Agreement
Exhibit C   -    Unleveraged Assets Information
Exhibit D   -    Form of Money Market Quote Request
Exhibit E   -    Form of Invitation for Money Market Quotes

                                                                            Page
                                                                            ----

Exhibit F   -    Form of Money Market Quote
Exhibit G   -    Form of Designation Agreement
Schedule 4.17 -  Real Property owned or leased by Borrower

                          THIRD AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


          THIS THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Agreement") is dated as of June 1, 1998 among TRINET CORPORATE REALTY TRUST,
----------
INC. (the "Borrower"), the BANKS listed on the signature pages hereof, MORGAN
           --------
GUARANTY TRUST COMPANY OF NEW YORK, as Lead Agent and Arranger, and BANKERS TRUST COMPANY, DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, THE FIRST NATIONAL BANK OF CHICAGO, NATIONSBANK, N.A., and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents.


                             W I T N E S S E T H
                             -------------------


          WHEREAS, the Borrower, the Lead Agent and the Banks that were parties thereto entered into the Revolving Credit Agreement, dated as of October 3, 1995, (the "Original Credit Agreement");
            -------------------------

          WHEREAS, the Borrower, the Lead Agent and the Banks that were parties thereto entered into the Amended and Restated Revolving Credit Agreement, dated as of October 9, 1996, (the "First Amended Credit Agreement"); and
                             ------------------------------

          WHEREAS, the Borrower, the Lead Agent and the Banks that were parties thereto entered into the Second Amended and Restated Revolving Credit Agreement, dated as of April 22, 1997 (the "Second Amended Credit Agreement"); and
                                 -------------------------------

          WHEREAS, the parties hereto desire to amend and restate the Second Amended Credit Agreement in its entirety as set forth in this Agreement.

          NOW, THEREFORE, with reference to the foregoing recitals, in reliance thereon and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that, effective as of the Effective Date, the Second Amended

Credit Agreement is hereby amended and restated in its entirety to read as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.1.  Definitions.  The following terms, as used herein, have
                        -----------
the following meanings:

          "Absolute Rate Auction" means a solicitation of Money Market Quotes
           ---------------------
setting forth Money Market Absolute Rates pursuant to Section 2.3.

          "Additional Commitment" has the meaning set forth in Section 9.18.
           ---------------------

          "Additional Commitment Notice" has the meaning set forth in Section
           ----------------------------
9.18.

          "Adjusted CD Rate" has the meaning set forth in Section 2.8(b).
           ----------------

          "Adjusted London Interbank Offered Rate" has the meaning set forth in
           --------------------------------------
Section 2.8(c).

          "Administrative Questionnaire" means, with respect to each Bank, an
           ----------------------------
administrative questionnaire in the form prepared by the Lead Agent and submitted to the Lead Agent (with a copy to the Borrower) duly completed by such Bank.

          "Agreement" shall mean this Third Amended and Restated Revolving
           ---------
Credit Agreement as the same may from time to time hereafter be modified, supplemented or amended.

          "Annual EBITDA" means, with respect to all Real Property Assets and
           -------------
Minority Holdings of the Borrower and its Consolidated Subsidiaries, measured as of the last day of each calendar quarter, an amount derived from (i) for the previous four consecutive quarters including the quarter then ended, total revenues relating to such Real Property Assets or to the Borrower's interest in Minority Holdings for such period, on a cash basis, plus (ii) interest and other
                                                    ----
income of the Borrower, its

Consolidated Subsidiaries and the Borrower's interest in Minority Holdings for such period, less (iii) total operating expenses and other expenses relating to
             ----
such Real Property Assets and to the Borrower's interest in Minority Holdings for such period (other than interest, taxes, depreciation, amortization, and other non-cash items), less (iv) total corporate operating expenses (including
                       ----
general overhead expenses) and other expenses of the Borrower, the Consolidated Subsidiaries and the Borrower's interest in Minority Holdings (other than interest, taxes, depreciation, amortization and other non-cash items), for such period. In the case of any Real Property Assets or Minority Holdings which the Borrower or the applicable Consolidated Subsidiary shall have owned for less than four consecutive quarters, the same shall be included in the calculation of Annual EBITDA on a pro forma basis (i.e., the results for the period during
                   --- -----        ----
which the Borrower or the Consolidated Subsidiary has owned the applicable Real Property Asset or Minority Holding shall be annualized, with appropriate adjustments for items of income and expense which are not earned or incurred in equal monthly amounts).

          "Applicable Interest Rate" means (i) with respect to any Fixed Rate
           ------------------------
Indebtedness, the fixed interest rate applicable to such Fixed Rate Indebtedness at the time in question, and (ii) with respect to any Floating Rate Indebtedness, the lesser of (x) the rate at which the interest rate applicable to such Floating Rate Indebtedness could be fixed for the remaining term of such Floating Rate Indebtedness, at the time of calculation, by Borrower's entering into any unsecured interest rate hedging device either not requiring an upfront payment or if requiring an upfront payment, such upfront payment shall be amortized over the term of such device and included in the calculation of the interest rate (or, if such rate is incapable of being fixed by entering into an unsecured interest rate hedging device at the time of calculation, a fixed rate equivalent reasonably determined by Lead Agent), and (y) the rate at which the interest rate applicable to such Floating Rate Indebtedness is actually capped (or fixed pursuant to an interest rate hedging device), at the time of calculation, if Borrower has entered into an interest rate cap agreement or other interest rate hedging device with respect thereto.

           "Applicable Lending Office" means, with respect to any Bank, (i) in
           -------------------------
the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office, and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

          "Applicable Margin" means, with respect to each Loan, the respective
           -----------------
percentages per annum determined, at any time, based on the range into which Borrower's Credit Rating then falls, in accordance with the table set forth below. Any change in Borrower's Credit Rating causing it to move to a different range on the table shall effect an immediate change in the Applicable Margin.
In the event that Borrower receives two (2) Credit Ratings that are not equivalent, the Applicable Margin shall be determined by the lower of such two
(2) Credit Ratings. In the event that Borrower receives more than two (2) Credit Ratings, and such ratings are not equivalent, the Applicable Margin shall be determined by the lower of the two (2) highest ratings, provided that each of said two (2) highest ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's. In the event that only one of the Rating Agencies shall have set Borrower's Credit Rating, then the Applicable Margin shall be based on such rating only.

Range of         Applicable
Borrower's       Margin for    Applicable      Applicable
Credit Rating    Base Rate     Margin for      Margin for Euro
(S&P/Moody's     Loans         CD Loans        Dollar Loans
 Loans Ratings)  (% per annum)  (% per annum)   (% per annum)
       -------   ------------   -------------  ------------

BBB+/Baa1        0.00          0.725           0.600
BBB/Baa2         0.00          0.875           0.750
BBB-/Baa3        0.00          0.9375          0.8125
Non-Invest-
ment Grade       0.25          1.300           1.175

          "Approved Bank" shall mean banks which have (i)(a) a minimum net worth
           -------------
of $500,000,000 and/or (b) total assets of $10,000,000,000, and (ii) a minimum long term debt rating of (a) BBB+ or higher by S&P, and (b) Baa1 or higher by Moody's.

          "Assessment Rate" has the meaning set forth in Section 2.8(c).
           ---------------

          "Assignee" has the meaning set forth in Section 9.6(c).
           --------

          "Available Commitment" means, with respect to each Bank, at any time,
           --------------------
the amount obtained by multiplying such Bank's Commitment at such time by a fraction, the numerator of which is the Total Available Commitments at such time and the denominator of which is $350,000,000 (which amount may be increased up to $500,000,000 in accordance with Section 9.18).

          "Bank" means each bank listed on the signature pages hereof, each
           ----
Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors and each Designated Lender; provided, however, that the term "Bank"
                                                                         ----
shall exclude each Designated Lender when used in reference to a Committed Loan, the Commitments or terms relating to the Committed Loans and the Commitments and shall further exclude each Designated Lender for all other purposes hereunder except that any Designated Lender which funds a Money Market Loan shall, subject to Section 9.6(d), have the rights (including the rights given to a Bank contained in Section 9.3 and otherwise in Article 9) and obligations of a Bank associated with holding such Money Market Loan.

          "Bankruptcy Code" shall mean Title 11 of the United States Code,
           ---------------
entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes.

          "Base Rate" means, for any day, a rate per annum equal to the higher
           ---------
of (i) the Prime Rate for such day and (ii) the sum of 0.5% plus the Federal Funds Rate for such day.

          "Base Rate Loan" means a Committed Loan to be made by a Bank as a Base
           --------------
Rate Loan in accordance with the applicable Notice of Committed Borrowing or pursuant to Article VIII.

          "Benefit Arrangement" means at any time an employee benefit plan
           -------------------
within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

          "Borrower" means TriNet Corporate Realty Trust, Inc., a Maryland
           --------
corporation.

          "Borrower's 1997 Form 10-K" means the Borrower's annual report on Form
           -------------------------
10-K for 1997, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

          "Borrower Net Operating Cash Flow" means, as of any date of
           --------------------------------
determination, with respect to all Real Property Assets and Borrower'S interest in any Minority Holdings of the Borrower and its Consolidated Subsidiaries, Property Income as of such date, but less (x) Property Expenses with respect to all such Real Property Assets and Minority Holdings for the preceding four quarters (which, with respect to Real Property Assets or the Borrower's interest in Minority Holdings owned for less than such four quarter period, shall be calculated on an estimated, pro forma (i.e., the results for the period during
                            --- -----  ----
which such Real Property Assets or the Borrower's interest in such Minority Holdings have been owned shall be annualized, with appropriate adjustments for items of income and expense which are not earned or incurred in equal monthly amounts) basis), and (y) the greater of an amount equal to the straight-line depreciation taken or to be taken by the Borrower and its Consolidated Subsidiaries based on applicable useful lives determined in accordance with federal income tax laws and regulations with respect to Capital Expenditures incurred from and after the date hereof which are not related to new construction with respect to the preceding four quarters, and appropriate reserves for replacements of not less than 10E per square foot per annum for each Real Property Asset (or a proportionate amount thereof in the case of Minority Holdings) which is subject to a Non-Triple Net Lease.

          "Borrowing" has the meaning set forth in Section 1.3.
           ---------

          "Capital Expenditures" shall mean, for any period, the sum of all
           --------------------
expenditures (whether paid in cash or accrued as a liability) by the Borrower which are capitalized on the balance sheet of the Borrower in conformity with GAAP.

          "Capitalized Interest" shall mean interest which is not expensed under
           --------------------
GAAP.

          "Cap Rate" means the Treasury Rate plus 2.8%.
           --------

          "Cash and Cash Equivalents" shall mean (i) cash, (ii) direct
           -------------------------
obligations of the United States Government, including without limitation, treasury bills, notes and bonds, (iii) interest bearing or discounted obligations of Federal agencies and Government sponsored entities or pools of such instruments offered by Approved Banks and dealers, including without limitation, Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified pass through certificates, Federal National Mortgage Association bonds and notes, and Federal Farm Credit System securities, (iv) time deposits, Domestic and Eurodollar certificates of deposit, bankers' acceptances, commercial paper rated at least A-1 by S&P and P-1 by Moody's and/or guaranteed by an Aa rating by Moody's, a AA rating by S&P or better rated credit, floating rate notes, other money market instruments and letters of credit each issued by Approved Banks (provided that the same shall cease to be a "Cash or Cash Equivalent" if at any time any such bank shall cease to be an Approved Bank), (v) obligations of domestic corporations, including, without limitation, commercial paper, bonds, debentures and loan participations, each of which is rated at least AA by S&P and/or Aa2 by Moody's and/or guaranteed by an Aa rating by Moody's, a AA rating by S&P or better rated credit, (vi) obligations issued by states and local governments or their agencies, rated at least MIG-1 by Moody's and/or SP-1 by S&P and/or guaranteed by an irrevocable letter of credit of an Approved Bank (provided that the same shall cease to be a "Cash or Cash Equivalent" if at any time any such bank shall cease to be an Approved Bank), (vii) repurchase agreements with major banks and primary government security dealers fully secured by the U.S. Government or agency collateral equal to or exceeding the principal amount on a daily basis and held in safekeeping, and (viii) real estate loan pool participations, guaranteed by an AA rating given by S&P or Aa2 rating given by Moody's or better rated credit. Cash and Cash Equivalents shall exclude items otherwise includable in the definition and delivered to the Existing Facility Bank in connection with the defeasance of the Existing Facility or otherwise as security for any thereof other than the "Reserve Account" as defined in the Loan Agreement, dated as of December 6, 1994, between Nomura Asset Capital Corporation and TriNet Essential Facilities XII.

          "CD Base Rate" has the meaning set forth in Section 2.8(c).
           ------------

          "CD Loan" means a Committed Loan to be made by a Bank as a CD Loan
           -------
pursuant to the applicable Notice of Committed Borrowing.

          "CD Reference Bank" means Morgan Guaranty Trust Company of New York.
           -----------------

          "Charges" has the meaning set forth in Section 9.17.
           -------

          "Closing Date" means the date on or after the Effective Date on which
           ------------
the conditions set forth in Section 3.1 shall have been satisfied to the satisfaction of the Lead Agent.

          "Co-Agents" shall mean the Lead Agent, Bankers Trust Company, Dresdner
           ---------
Bank AG, New York and Grand Cayman Branches, The First National Bank of Chicago, NationsBank, N.A., and PNC Bank, National Association.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and
           ----
as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

          "Combined Asset Value" shall mean the book value of the assets of the
           --------------------
Borrower (including Minority Holdings) and its Consolidated Subsidiaries, calculated on a consolidated basis, in accordance with GAAP, but without deduction for depreciation and net of monetary obligations which are not for borrowed money (such as accounts payable and working capital liabilities).

          "Commitment" means, with respect to each Bank, the amount set forth
           ----------
opposite the name of such Bank on the signature pages hereof (and, for each Bank which is an Assignee, the amount set forth in the Assignment and Assumption Agreement entered into pursuant to Section 9.6(c) as the Assignee's Commitment), as such amount may be reduced from time to time pursuant to Section 2.12(d) or in connection with an assignment to an Assignee.

          "Committed Loan" means a loan made by a Bank pursuant to Section 2.1;
           --------------
provided that, if any such loan or loans (or portions thereof) are combined or
--------
subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

          "Consolidated Subsidiary" means at any date any Subsidiary or other
           -----------------------
entity which is consolidated with Borrower in accordance with GAAP.

          "Consolidated Tangible Net Worth" means at any date the consolidated
           -------------------------------
stockholders' equity of the Borrower and its Consolidated Subsidiaries (determined on a book basis), less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets"
                                                              -----------------
means with respect to any such intangible assets, the amount (to the extent reflected in determining such consolidated stockholders' equity) of all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to June 30, 1996 in the book value of any asset (other than Real Property Assets) owned by the Borrower or a Consolidated Subsidiary and (ii) goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry forwards, copyrights, organization or developmental expenses and other intangible assets.

          "Contingent Obligation" as to any Person means, without duplication,
           ---------------------
(i) any contingent obligation of such Person required to be shown on such Person's balance sheet in accordance with GAAP, and (ii) any obligation required to be disclosed in the footnotes to such Person's financial statements, guaranteeing partially or in whole any Non-Recourse Debt, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any other Person. The amount of any Contingent Obligation described in clause (ii) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the Net Present Value of the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby, through (i) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (ii) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of Borrower required to be delivered pursuant to Section 4.4 hereof. Notwithstanding the foregoing, Contingent Obligations described in clause (ii) shall be included only to the extent that any thereof exceed the amount (as calculated above) of $1,000,000 individually, or $5,000,000 in the aggregate. Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be deemed to be Contingent Obligations unless and until a claim for payment or performance has been made thereunder, at which time any such guaranty of completion shall be deemed to be a Contingent Obligation in an amount equal to any such claim. Subject to the preceding sentence, (i) in the case of a joint and several guaranty given by such Person and another Person (but only to the extent such guaranty is recourse, directly or indirectly to Borrower), the amount of the guaranty shall be deemed to be 100% thereof unless and only to the extent that such other Person has delivered Cash or Cash Equivalents to secure all or any part of such Person's guaranteed obligations, (ii) in the case of joint and several guarantees given by a Person in whom Borrower owns an interest (which guarantees are non-recourse to Borrower), to the extent the guarantees, in the aggregate, exceed 15% of Combined Asset Value, the amount in excess of 15% shall be deemed to be a Contingent Obligation of Borrower, and (iii) in the case of a guaranty (whether or not joint and several) of an obligation otherwise constituting Debt of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obligation constituting Debt of such

Person. Notwithstanding anything contained herein to the contrary, "Contingent Obligations" shall be deemed not to include guarantees of Unused Commitments or of construction loans to the extent the same have not been drawn. All matters constituting "Contingent Obligations" shall be calculated without duplication.

          "Convertible Mortgage Property" means any real property asset securing
           -----------------------------
a mortgage loan held by the Borrower or a Consolidated Subsidiary which contains the following terms: (i) such mortgage loan constitutes the only Lien on such real property asset, (ii) such mortgage loan entitles the Borrower or a Consolidated Subsidiary to receive substantially all cash flow generated by such real property asset, (iii) such mortgage loan is convertible into an equity interest in such real property asset solely at the option of the Borrower or a Consolidated Subsidiary, (iv) such mortgage loan prohibits the owner of such real property asset from terminating or making any material amendment to any existing lease, or entering into any new lease, with respect to any portion of such real property asset without the prior consent of the Borrower or a Consolidated Subsidiary, (v) such real property asset shall be owned in fee by the owner thereof, (vi) the owner of such real property asset shall be a single-purpose entity, i.e., it shall have no assets other than such real
                       ---
property asset, (vii) if the Borrower or the applicable Consolidated Subsidiary shall not exercise the conversion option set forth in such mortgage loan on or before the last day on which the same may be exercised, then the applicable real property asset shall no longer be deemed to be a Convertible Mortgage Property, and (viii) if Convertible Mortgage Properties in the aggregate (inclusive of the proposed real property asset) represent 10% or less of the Unleveraged Assets Value, the Required Banks shall have approved of such real property asset as well as the applicable convertible mortgage loan, which approval shall not be unreasonably withheld, or if Convertible Mortgage Properties in the aggregate (inclusive of the proposed real property asset) represent more than 10% of the Unleveraged Assets Value, all the Banks shall have approved of such real property asset as well as the applicable convertible mortgage loan, which approval shall not be unreasonably withheld. For the purpose of determining whether a Convertible Mortgage Property is an Unleveraged Asset under this Agreement, a convertible mortgage loan held by the Borrower or a Consolidated Subsidiary shall not be deemed to constitute a

Lien on such Convertible Mortgage Property. In addition, if at any time the owner of any real property asset constituting a Convertible Mortgage Property shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts, or such a case or proceeding shall be commenced against it, then such real property asset shall no longer be deemed to be a Convertible Mortgage Asset for so long as any such case or other proceeding shall be outstanding.

          "Credit Rating" means the rating assigned by the Rating Agencies to
           -------------
Borrower's senior unsecured long term indebtedness.

          "Debt" of any Person means, without duplication, (A) as shown on such
           ----
Person's balance sheet (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property, and (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (but only to the extent disbursed with respect to construction loans), (B) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder (except to the extent any such letter of credit is intended as a guaranty of the Debt of a Consolidated Subsidiary), (C) all Contingent Obligations of such Person, (D) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements which were not entered into specifically in connection with Debt set forth in clauses (A), (B) or (C) hereof. For purposes of this Agreement, Debt (other than Contingent Obligations) of the Borrower shall be deemed to include only the Borrower's pro rata share (such share being based upon the Borrower's percentage ownership interest as shown on the Borrower's annual audited financial statements) of the Debt of any Person in which the Borrower, directly or indirectly, owns an interest, provided that and to the extent that such Debt is nonrecourse, both directly and indirectly, to the Borrower. Debt shall not include any undrawn but uncancelled amounts under this facility.

          "Default" means any condition or event which with the giving of notice
           -------
or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Default Rate" has the meaning set forth in Section 2.8(f).
           ------------

          "Designated Lender" means a special purpose corporation that (i) shall
           -----------------
have become a party to this Agreement pursuant to Section 9.6(d), and (ii) is not otherwise a Bank.

          "Designated Lender Notes" means promissory notes of the Borrower,
           -----------------------
substantially in the form of Exhibit A-2 hereto, evidencing the obligation of
                             -----------
the Borrower to repay Money Market Loans made by Designated Lenders, and "Designated Lender Note" means any one of such promissory notes issued under
Section 9.6(d) hereof.

          "Designating Lender" shall have the meaning set forth in Section
           ------------------
9.6(d) hereof.

          "Designation Agreement" means a designation agreement in substantially
           ---------------------
the form of Exhibit G attached hereto, entered into by a Bank and a Designated Lender and accepted by the Lead Agent.

          "Domestic Business Day" means any day except a Saturday, Sunday or
           ---------------------
other day on which commercial banks in New York City are authorized by law to close.

          "Domestic Lending Office" means, as to each Bank, its office located
           -----------------------
at its address in the United States set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Lead Agent; provided
                                                                      --------
that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

          "Domestic Loans" means CD Loans, Base Rate Loans, or Swing Loans, or
           --------------
any or all.

          "Domestic Reserve Percentage" has the meaning set forth in Section
           ---------------------------
2.8(c).

          "Duff & Phelps" means Duff & Phelps Credit Rating Co. or any successor
           -------------
thereto.

          "Effective Date" means May __, 1998.
           --------------

          "Environmental Affiliate" means any partnership, joint venture, trust,
           -----------------------
limited liability company, corporation or other entity in which an equity interest is owned by the Borrower, either directly or indirectly.

          "Environmental Approvals" means any permit, license, approval, ruling,
           -----------------------
variance, exemption or other authorization required under applicable Environmental Laws.

          "Environmental Claim" means, with respect to any Person, any notice,
           -------------------
claim, demand or similar communication (written or oral) by any other Person alleging potential liability of such Person for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damages, personal injuries, fines or penalties arising out of, based on or resulting from
(i) the presence, or release into the environment, of any Materials of Environmental Concern at any location, whether or not owned by such Person or
(ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law, in each case (with respect to both (i) and (ii) above) as to which there is a reasonable possibility of an adverse determination with respect thereto and which, if adversely determined, would have a Material Adverse Effect on the Borrower.

          "Environmental Laws" means any and all federal, state, and local
           ------------------
statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Materials of Environmental Concern or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Materials of Environmental Concern or wastes or the clean-up or other remediation thereof.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, or any successor statute.

          "ERISA Group" means the Borrower, any Subsidiary and all members of a
           -----------
controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Code.

          "Euro-Dollar Business Day" means any Domestic Business Day on which
           ------------------------
commercial banks are open for international business (including dealings in dollar deposits) in London.

          "Euro-Dollar Lending Office" means, as to each Bank, its office,
           --------------------------
branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Lead Agent.

          "Euro-Dollar Loan" means a Committed Loan to be made by a Bank as a
           ----------------
Euro-Dollar Loan in accordance with the applicable Notice of Committed
Borrowing.

          "Euro-Dollar Reference Bank" means the principal London offices of
           --------------------------
Morgan Guaranty Trust Company of New York.

          "Euro-Dollar Reserve Percentage" has the meaning set forth in Section
           ------------------------------
2.8(d).

          "Event of Default" has the meaning set forth in Section 6.1.
           ----------------

          "Existing Facility" means the $110 million loan facility pursuant to
           -----------------
the Mortgage Loan Agreement, dated as of December 6, 1994, among TriNet Essential Facilities XII and Nomura Asset Capital Corporation.

          "Existing Facility Bank" means LaSalle National Bank, as trustee.
           ----------------------

          "Extension Fee" has the meaning set forth in Section 2.9(c).
           -------------

          "Extension Option" has the meaning set forth in Section 2.10(b).
           ----------------

          "Facility Fee" has the meaning set forth in Section 2.9(a).
           ------------

          "Facility Fee Percentage" means the applicable percentage per annum
           -----------------------
determined, at any time, based on the range into which Borrower's Credit Rating then falls, in accordance with the following table. Any change in Borrower's Credit Rating causing it to move to a different range on the table shall effect
an immediate change in the Facility Fee Percentage.   In the event that Borrower
receives two (2) Credit Ratings that are not equivalent, the Facility Fee Percentage shall be determined by the lower of such two (2) Credit Ratings. In the event that Borrower receives more than two (2) Credit Ratings, and such ratings are not equivalent, the Facility Fee Percentage shall be determined by the lower of the two (2) highest ratings, provided that each of said two (2) highest ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's. In the event that only one of the Rating Agencies shall have set Borrower's Credit Rating, then the Facility Fee Percentage shall be based on such rating only.

     Range of Borrower's
     Credit Rating
     (S&P/Moody's                   Facility Fee Percentage
     Ratings)                       (% per annum)
     --------                       -------------

     BBB+/Baal                           0.150
     BBB/Baa2                            0.150
     BBB-/Baa3                           0.1875
     Non-Investment
     Grade                               0.200

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic
                          --------
Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business

Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Lead Agent.

          "FFO" means "funds from operations," defined to mean net income (loss)
           ---
(computed in accordance with GAAP), excluding gains (or losses) from debt restructurings and sales of properties, plus depreciation and amortization (in each case only with respect to real estate related assets), less preferred stock dividends, after adjustments for Minority Holdings. Adjustments for Minority Holdings will be calculated to reflect FFO on the same basis.

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System as constituted from time to time.

          "First Amended Credit Agreement" has the meaning set forth in the
           ------------------------------
recitals.

          "Fitch" means Fitch Investors Services, L.P. or any successor thereto.
           -----

          "Fixed Rate Indebtedness" means all Debt which accrues interest at a
           -----------------------
fixed rate.

          "Floating Rate Indebtedness" means all Debt which is not Fixed Rate
           --------------------------
Indebtedness and which is not a Contingent Obligation or an Unused Commitment.

          "FMV Cap Rate" means 9.5%.
           ------------

          "Fronting Bank" means any Bank which is a party hereto, which is
           -------------
designated by Borrower in its Notice of Borrowing as the Bank which shall issue a Letter of Credit with respect to such Notice of Borrowing, subject, however, to the limitations set forth in Section 2.5., which Bank shall have agreed so to act pursuant to a separate agreement to be entered into between the Borrower and such Bank.

          "GAAP" means generally accepted accounting principles recognized as
           ----
such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the Financial

Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Group of Loans" means, at any time, a group of Loans consisting of
           --------------
(i) all Committed Loans which are Base Rate Loans at such time, (ii) all Committed Loans which are Euro-Dollar Loans having the same Interest Period at such time or (iii) all Committed Loans which are CD Loans having the same Interest Period at such time; provided that, if a Committed Loan of any
                              --------
particular Bank is converted to or made as a Base Rate Loan pursuant to Section
8.2 or 8.5, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

          "Increase Facility Fee" has the meaning set forth in Section 9.18.
           ---------------------

          "Indemnitee" has the meaning set forth in Section 9.3(b).
           ----------

          "Interest Period" means:  (1) with respect to each Euro-Dollar
           ---------------
Borrowing, the period commencing on the date of such Borrowing specified in the Notice of Committed Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending 30, 60, 90, or 180 days thereafter, as the Borrower may elect in the applicable Notice of Committed Borrowing or Notice of Interest Rate Election; provided that:
                        --------

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;

          (c) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.11 but does not end on such date, then (i) the principal amount (if any) of each Euro-Dollar Loan required to be repaid on such date shall have an Interest Period ending on such date (it being understood that the foregoing shall not be deemed to relieve the Borrower of any obligation to pay any amounts otherwise required pursuant to Section 2.12 in connection with such prepayment) and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above; and

          (d) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

(2) with respect to each CD Borrowing, the period commencing on the date of such Borrowing specified in the Notice of Committed Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three months or six months thereafter, as the Borrower may elect in the applicable Notice of Committed Borrowing or Notice of Interest Rate Election;

provided that:
--------

          (a) any Interest Period (other than an Interest Period determined pursuant to clause (b)(i) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

          (b) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.11 but does not end on such date, then (i) the principal amount (if any) of each CD Loan required to be repaid on such date shall have an Interest Period ending on such date (it being understood that the foregoing shall not be deemed to relieve the Borrower of any obligation to pay any amounts otherwise required pursuant to Section 2.13 in connection with such prepayment) and (ii) the remainder (if any) of each such CD Loan shall have an Interest Period determined as set forth above; and

          (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

(3) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing specified in the Notice of Committed Borrowing or on the date specified (or deemed specified) in the applicable Notice of Interest Rate Election and ending 30 days thereafter; provided that:
                                        --------

          (a) any Interest Period (other than an Interest Period determined pursuant to clause (b)(i) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

          (b) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.14 but does not end on such date, then (i) the principal amount (if any) of each Base Rate Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Base Rate Loan shall have an Interest Period determined as set forth above; and

          (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

(4) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending 30, 60, 90, or 180 days thereafter, as the Borrower may elect in the applicable Notice of Money Market Borrowing in accordance with Section 2.3; provided that:
     --------

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;

          (c) if any Interest Period includes a date on which a payment of principal of Loans is required to be made under Section 2.11 but does not end on such date, then (i) the principal amount (if any) of each Money Market LIBOR Loan required to be repaid on such date and (ii) the remainder (if any) of each such Money Market LIBOR Loan shall have an Interest Period determined as set forth above; and

          (d) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

(5) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 14 days) as the Borrower may elect in accordance with Section 2.3; provided that:
                                                   --------

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

          (b) if any Interest Period includes a date on which a payment of principal of Loans is required to be made under Section 2.11 but does not end on such date, then (i) the principal amount (if any) of each Money Market Absolute Rate Loan required to be repaid on such date and (ii) the remainder (if any) of each such Money Market Absolute Rate Loan shall have an Interest Period determined as set forth above; and

          (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.
          "Interest Rate Hedges" has the meaning set forth in Section 5.12.
           --------------------

          "Investment Grade Rating" means a rating for a Person's senior long-
           -----------------------
term unsecured debt, or if no such rating has been issued, a "shadow" rating, of BBB- or better from S&P, and a rating or "shadow" rating of Baa3 or better from Moody's or a rating or "shadow" rating equivalent to the foregoing from either Duff & Phelps or Fitch. Any such "shadow" rating shall be evidenced by a letter from the applicable Rating Agency or by such other evidence as may be reasonably acceptable to the Lead Agent (as to any such other evidence, the Lead Agent shall present the same to, and discuss the same with, the Banks).

          "Lead Agent" shall mean Morgan Guaranty Trust Company of New York in
           ----------
its capacity as Lead Agent hereunder, and its permitted successors in such capacity in accordance with the terms of this Agreement.

          "Legal Rate" has the meaning set forth in Section 9.17.
           ----------

          "Letter(s) of Credit" has the meaning set forth in Section 2.2.
           -------------------

          "Letter of Credit Collateral" has the meaning set forth in Section
           ---------------------------
6.4.

          "Letter of Credit Collateral Account" has the meaning set forth in
           -----------------------------------
Section 6.4.

          "Letter of Credit Documents" has the meaning set forth in Section
           --------------------------
2.17.

          "Letter of Credit Usage" means at any time the sum of (i) the
           ----------------------
aggregate maximum amount available to be drawn under the Letters of Credit then outstanding, assuming compliance with all requirements for drawing referred to in such Letters of Credit, and (ii) the aggregate amount which has been drawn under Letters Credit but for which the applicable Fronting Bank and/or Banks have not been reimbursed at such time.

          "LIBOR Auction" means a solicitation of Money Market Quotes setting
           -------------
forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.3.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the effect of creating a security interest, in respect of such asset. For purposes of this definition, materialman's, mechanic's, labor liens and tax liens shall not be included in the definition of Lien. For the purposes of this Agreement, the Borrower or any Consolidated Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means a Domestic Loan or a Euro-Dollar Loan or a Money Market
           ----
Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or Money Market Loans
          -----
or any combination of the foregoing.

          "Loan Documents" means this Agreement and the Notes.
           --------------

          "London Interbank Offered Rate" has the meaning set forth in Section
           -----------------------------
2.8(d).

          "LTV Ratio" means the ratio, expressed as a percentage and calculated
           ---------
on a quarterly basis by the Borrower, of the aggregate amount of Unsecured Debt outstanding as of the date of determination, to the Unleveraged Assets Value as of the date of determination.

          "Margin Stock" shall have the meaning provided such term in Regulation
           ------------
U of the Federal Reserve Board.

          "Material Adverse Effect" means an effect resulting from any
           -----------------------
circumstance or event or series of circumstances or events, of whatever nature (but excluding general economic conditions), which does or could reasonably be expected to, materially and adversely (i) effect the business, operations, properties, assets or financial condition of the Borrower and its Consolidated Subsidiaries taken as a whole, (ii) impair the ability of the Borrower and its Consolidated Subsidiaries, taken as a whole, to fulfill its material obligations, including their ability to perform their respective obligations under the Loan Documents, or (iii) cause a Default under Sections 5.8, 5.9, or
5.12 (subject, however, to the right to cure as set forth in Section 2.11(a)).

          "Material Plan" means at any time a Plan or Plans having aggregate
           -------------
Unfunded Liabilities in excess of $5,000,000.

          "Materials of Environmental Concern" means and includes pollutants,
           ----------------------------------
contaminants, wastes, toxic and hazardous substances, petroleum and petroleum by-products.

          "Maturity Date" shall mean the date when all of the Obligations
           -------------
hereunder shall be due and payable which shall be May 31, 2001, unless accelerated pursuant to the terms hereof, or extended pursuant to Section 2.10(b).

          "Maximum Total Debt Ratio" shall mean the ratio as of the date of
           ------------------------
determination of (i) the aggregate Debt of the Borrower, its Consolidated Subsidiaries and Borrower's pro rata share of the Debt of its Minority Holdings at the time of determination to (ii) the Tangible FMV Net Worth of the Borrower, its Consolidated Subsidiaries and Borrower's pro rata interest in Minority Holdings.

          "Minority Holdings" means partnerships, limited liability companies
           -----------------
and corporations held or owned by the Borrower which are not consolidated with Borrower on Borrower's financial statements.

          "Money Market Absolute Rate" has the meaning set forth in Section 2.3.
           --------------------------

          "Money Market Absolute Rate Loan" means a loan to be made by a Bank
           -------------------------------
pursuant to an Absolute Rate Auction.

          "Money Market Lending Office" means, as to each Bank, its Domestic
           ---------------------------
Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Morgan Agent; provided that any Bank may from time to time by notice to
                      --------
the Borrower and the Lead Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

          "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant
           -----------------------
to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 2.3).

          "Money Market Loan" means a Money Market LIBOR Loan or a Money Market
           -----------------
Absolute Rate Loan.

          "Money Market Margin" has the meaning set forth in Section 2.3.
           -------------------

          "Money Market Quote" means an offer by a Bank to make a Money Market
           ------------------
Loan in accordance with Section 2.3.

          "Moody's" means Moody's Investors Services, Inc. or any successor
           -------
thereto.

          "Morgan" means Morgan Guaranty Trust Company of New York, in its
           ------
individual capacity.

          "Multiemployer Plan" means at any time an employee pension benefit
           ------------------
plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "Net Present Value" shall mean, as to a specified or ascertainable
           -----------------
dollar amount, the present value, as of the date of calculation of any such amount using a discount rate equal to the Base Rate in effect as of the date of such calculation.

          "New Acquisitions" shall have the meaning set forth in Section 5.16.
           ----------------

          "Non-Recourse Debt" shall mean Debt of the Borrower, any Consolidated
           -----------------
Subsidiary or Minority Holding for which the right of recovery of the obligee thereof is limited to recourse against the Real Property Assets securing such Debt (subject to such limited exceptions to the non-recourse nature of such Debt such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such Debt).

          "Non-Triple Net Lease" means any lease which does not at a minimum
           --------------------
provide that the tenant is responsible for the payment and performance of all maintenance and repairs relating to the real property asset.

          "Notes" means promissory notes of the Borrower, substantially in the
           -----
form of Exhibit A-1 hereto, evidencing the obligation of the Borrower to repay
        -----------
the Loans (other than Swing Loans), substantially in the form of Exhibit A-3
                                                                 -----------
hereto with respect to the Swing Lenders evidencing the obligation of the Borrower to repay the Swing Loan, and any Designated Lender Notes, and "Note" means any one of such promissory notes issued hereunder.

          "Notice of Borrowing" means a Notice of Committed Borrowing (as
           -------------------
defined in Section 2.4) or a Notice of Money Market Borrowing (as defined in
Section 2.3(f)).

          "Notice of Interest Rate Election" has the meaning set forth in
           --------------------------------
Section 2.7.

          "Notice to Extend" has the meaning set forth in Section 2.10(b).
           ----------------

          "Obligations" means all obligations, liabilities and indebtedness of
           -----------
every nature of the Borrower, from time to time owing to any Bank under or in connection with this Agreement or any other Loan Document, including, without limitation, (i) the outstanding principal amount of the Committed Loans at such time, plus (ii) the Letter of Credit Usage at such time, plus (iii) the outstanding principal amount of any Money Market Loans at such time.

          "Operating Lease" means, with respect to any Person, any lease of an
           ---------------
asset which is not a lease required to be capitalized under GAAP, other than any such lease under which such Person is the lessor.

          "Operating Rent" means, as of the last day of any fiscal period, the
           --------------
aggregate rent payable with respect to that fiscal period to a lessor under an Operating Lease.

          "Original Credit Agreement" has the meaning set forth in the recitals.
           -------------------------

          "Parent" means, with respect to any Bank, any Person controlling such
           ------
Bank.

          "Participant" has the meaning set forth in Section 9.6(b).
           -----------

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity
           ----
succeeding to any or all of its functions under ERISA.

          "Period Fraction" means with respect to any period of time, a
           ---------------
fraction, the numerator of which is the actual number of days in such period, and the denominator of which is three hundred and sixty (360).

          "Permitted LTV Ratio" means a LTV Ratio which is 57% or lower.
           -------------------

          "Person" means an individual, a corporation, a partnership, an
           ------
association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Plan" means at any time an employee pension benefit plan (other than
           ----
a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "Prime Rate" means the rate of interest publicly announced by Morgan
           ----------
Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

          "Pro-Forma Debt Service" means the amount determined by applying a 25
           ----------------------
year mortgage style amortization schedule to the aggregate amount of Unsecured Debt outstanding as of the last day of each calendar quarter, using an interest rate equal to the greater of (i) (A) in the case of all Unsecured Debt other than the Loans, the Treasury Rate plus 1.32%, and (B) in the case of the Loans, the Treasury Rate plus 1.75% and (ii) the actual rate of interest in effect with respect to all Unsecured Debt outstanding as of the last day of such quarter, all determined on an annualized basis.

          "Property Expenses" means, when used with respect to any Real Property
           -----------------
Asset, the costs of maintaining such Real Property Asset which are the responsibility of the owner thereof and that are not reimbursed by the tenant thereof, including, without limitation, taxes, insurance, repairs and maintenance, but provided that if such tenant is more than 60 days in arrears in the payment of base or fixed rent, then such costs will also constitute "Property Expenses.

          "Property Income" means, when used with respect to any Real Property
           ---------------
Asset, annual contractual rents (other than prepaid rents and revenues and security deposits except to the extent applied in satisfaction of tenants' obligations for rent), in effect as of the last day of a quarter in accordance with the applicable leases, but provided that if any tenant is more than 60 days in arrears in the payment of base or fixed rent as of the last day of a quarter, the annual contractual rents payable pursuant to such tenant's lease shall not constitute "Property Income".

          "Rating Agencies" means, collectively, S&P, Moody's, Duff & Phelps and
           ---------------
Fitch.

          "Real Property Assets" means as of any time, the real property assets
           --------------------
(including interests in participating mortgages in which the Borrower's interest therein is characterized as equity according to GAAP) and Convertible Mortgage Property owned directly or indirectly by the Borrower, the Consolidated Subsidiaries or Minority Holdings at such time.

          "Reference Bank means the CD Reference Bank or the Euro-Dollar
           --------------
Reference Bank, as the context shall require.

          "Refunded Swing Loan" has the meaning set forth in Section 2.1(a).
           -------------------

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
Federal Reserve System, as in effect from time to time.

          "Request to Extend" has the meaning set forth in Section 2.10(c).
           -----------------

          "Required Banks" means at any time Banks having at least 66-2/3% of
           --------------
the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes and/or participations in Swing Loans evidencing at least 66-2/3% of the aggregate unpaid principal amount of the Loans.

          "Second Amended Credit Agreement" has the meaning set forth in the
           -------------------------------
recitals.

          "S&P" means Standard & Poor's Ratings Services, a division of The
           ---
McGraw-Hill Companies, Inc., or any successor thereto.

          "Subsidiary" means any corporation or other entity of which securities
           ----------
or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

          "Solvent" means, with respect to any Person, that the fair saleable
           -------
value of such Person's assets exceeds the Debts of such Person.

          "Swing Lenders" means Morgan Guaranty Trust Company of New York, and
           -------------
PNC Bank in their capacity as the Swing Lenders under the Swing Loan facility described in Section 2.1(a)(ii), and their successors in such capacity.

          "Swing Loan" means a Loan made by the Swing Lenders pursuant to
           ----------
Section 2.1(a)(ii).

          "Swing Loan Commitment" means the lesser of (a) $30,000,000 (i.e.,
           ---------------------                                       ----
$15,000,000 as to each Swing Lender) and (b) the aggregate amount of the unused Commitments, as such amount may be reduced from time to time pursuant to Section 2.12.

          "Swing Loan Refund Amount" has the meaning set forth in Section
           ------------------------
2.1(a)(iii).

          "Syndication Expiration Date" has the meaning set forth in Section
           ---------------------------
9.18.

          "Tangible FMV Net Worth" means (a) the sum of (i) the quotient of
           ----------------------
Borrower Net Operating Cash Flow as of the last day of the previous calendar quarter and divided by the FMV Cap Rate, (ii) Cash and Cash Equivalents of the Borrower, the Consolidated Subsidiaries and the Borrower's interest in Minority Holdings as of the date of determination, (iii) all deferred rent receivables with respect to tenants of the Real Property Assets who are not more than 60 days past due in the payment of base or fixed rent, (iv) the then current market value of any Interest Rate Hedges of the Borrower, its Consolidated Subsidiaries and the Borrower's interest in Minority Holdings, (v) the book value of developable land parcels of the Borrower, the Consolidated Subsidiaries and the Borrower's interest in Minority

Holdings, and (vi) 50% of the book value of any construction in progress of the Borrower, the Consolidated Subsidiaries and the Borrower's interest in Minority Holdings, less (b) all liabilities (determined in accordance with GAAP) of the Borrower and its Consolidated Subsidiaries, plus the Borrower's share of the liabilities of any Minority Holdings.

          "Term" has the meaning set forth in Section 2.10.
           ----

          "Termination Event" shall mean (i) a "reportable event", as such term
           -----------------
is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC), or an event described in Section 4062(e) of ERISA, (ii) the withdrawal by any member of the ERISA Group from a Multiemployer Plan during a plan year in which it is a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), or the incurrence of liability by any member of the ERISA Group under Section 4064 of ERISA upon the termination of a Multiemployer Plan, (iii) the filing of a notice of intent to terminate any Plan under Section 4041 of ERISA, other than in a standard termination within the meaning of Section 4041 of ERISA, or the treatment of a Plan amendment as a distress termination under Section 4041 of ERISA, (iv) the institution by the PBGC of proceedings to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or cause a trustee to be appointed to administer, any Plan or (v) any other event or condition that might reasonably constitute grounds for the termination of, or the appointment of a trustee to administer, any Plan or the imposition of any liability or encumbrance or Lien on the Real Property Assets or any member of the ERISA Group under ERISA.

          "Total Available Commitments" means at any time of determination, the
           ---------------------------
lesser of (a) the aggregate amount of the Commitments at such time, or (b) the product of the Unleveraged Assets Value and 57%, less Unsecured Debt outstanding (other than Loans hereunder), or (c) that amount which would permit the Borrower to be in compliance with the Unleveraged Assets Minimum Debt Service Coverage requirements, after taking into account all outstanding Unsecured Debt.

          "Total Debt Service" shall mean, measured as of the last day of each
           ------------------
calendar quarter, an amount for the previous four consecutive quarters, including the quarter then ended, equal to the sum of (i) interest (whether accrued, paid or capitalized) actually payable by Borrower and its Consolidated Subsidiaries on its Debt, plus (ii) scheduled payments of principal on such Debt, whether or not paid by Borrower and its Consolidated Subsidiaries (excluding balloon payments) and (iii) an amount equal to the greater of (y) an amount equal to the straight-line depreciation taken or to be taken by the Borrower and its Consolidated Subsidiaries based on applicable useful lives, determined in accordance with federal income tax laws and regulations with respect to Capital Expenditures incurred from and after the date hereof which are not related to new construction with respect to the preceding four quarters, and (z) a customary reserve for Capital Expenditures of not less than 10E per square foot for each Real Property Asset (or a proportionate amount thereof in the case of Minority Holdings) which is subject to a Non-Triple Net Lease, as calculated by the Borrower.

          "Treasury Rate" means, as of any date, a rate equal to the annual
           -------------
yield to maturity on the U.S. Treasury Constant Maturity Series with a ten year maturity, as such yield is reported in Federal Reserve Statistical Release H.15 -- Selected Interest Rates, published most recently prior to the date the applicable Treasury Rate is being determined. Such yield shall be determined by straight line linear interpolation between the yields reported in Release H.15, if necessary. In the event Release H.15 is no longer published, the Lead Agent shall select, in its reasonable discretion, an alternate basis for the determination of Treasury yield for U.S. Treasury Constant Maturity Series with ten year maturities.

          "Unfunded Liabilities" means, with respect to any Plan at any time,
           --------------------
the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

          "Unimproved Assets" means Real Property Assets upon which no material
           -----------------
improvements have been completed
which completion is evidenced by a certificate of occupancy or its equivalent.

          "United States" means the United States of America, including the
           -------------
fifty states and the District of Columbia.

          "Unleveraged  Assets" means, as of any date, the Real Property Assets
           -------------------
listed in Exhibit C attached hereto and made a part hereof, each of which is
          ---------
100% owned in fee (or leasehold in the case of such assets listed in Exhibit C)
                                                                     ---------
by Borrower or a Consolidated Subsidiary, together with Borrower's pro rata interest in Real Property Assets owned by Minority Holdings in which the Borrower or a Consolidated Subsidiary has the power to sell or finance such Real Property Asset, which may be included as an Unleveraged Asset, provided that the Borrower's pro rata interest in such Minority Holdings and Consolidated Subsidiaries that are not wholly-owned by the Borrower shall not exceed in the aggregate 10% of the Unleveraged Assets Value, and in all cases, each of which is not subject to any Lien or to the provisions of any negative pledge, subject to adjustment as set forth herein, together with all New Acquisitions or Real Property Assets which have become part of the Unleveraged Assets as of such date in accordance with Section 3.3 and which are not subject to any Lien, subject to adjustment as set forth herein, but excluding (i) any Unleveraged Assets which have been released from this Agreement as of such date in accordance with Sections 5.14, 5.15 and all other terms of this Agreement, or (ii) Unimproved Assets. In no event shall Real Property Assets leased less than 85% account for more than 20% of the Unleveraged Assets Value at any time. In addition, notwithstanding anything contained herein to the contrary, Unleveraged Assets located outside of the United State shall not exceed 10% of the Unleveraged Assets Value.

          "Unleveraged Assets Net Operating Cash Flow" means as of any date of
           ------------------------------------------
determination with respect to the Unleveraged Assets, Property Income as of such date, but less (x) Property Expenses with respect to the Unleveraged
Assets for the preceding four quarters (which, with respect to a Unleveraged Asset owned for less than such four quarter period, shall be calculated on an estimated, pro forma basis (i.e., the results for the period during which such
           --- -----        ----
Unleveraged Asset has been owned shall be annualized, with appropriate adjustments for items of income and expense which are not earned or incurred in equal monthly amounts)), and (y) the greater of an amount equal to the straight-line depreciation taken or to be taken by the Borrower and its Consolidated Subsidiaries based on applicable useful lives determined in accordance with federal income tax laws and regulations with respect to Capital Expenditures incurred from and after the date hereof which are not related to new construction with respect to the preceding four calendar quarters, and appropriate reserves for replacements of not less than 10E per square foot per annum for each Unleveraged Asset (or the proportionate amount thereof in the case of Minority Holdings) subject to a Non-Triple Net Lease, and (z) management fees which shall be deemed to be equal to two percent (2%) of Property Income of the Unleveraged Assets.

          "Unleveraged  Assets Value" means the quotient of (i) the aggregate
           -------------------------
Unleveraged Asset Net Operating Cash Flow determined as of the last day of the calendar quarter, and (ii) the FMV Cap Rate.

          "Unleveraged Assets Minimum Debt Service Coverage" means as of the
           ------------------------------------------------
last day of each calendar quarter, Unleveraged Asset Net Operating Cash Flow equal to or greater than 175% of Pro-Forma Debt Service.

          "Unsecured Debt" means Debt of the Borrower, all Consolidated
           --------------
Subsidiaries and Borrower's pro rata interest in all Minority Holdings which is not secured by a Lien.

          "Unused Commitments" shall mean an amount equal to all unadvanced
           ------------------
funds (other than unadvanced funds in connection with any construction loan) which any third party is obligated to advance to Borrower or another Person or otherwise pursuant to any loan document, written instrument or otherwise (in the case of a loan to another Person, Borrower's share of the Debt shall be calculated in the same manner as that set forth in the last sentence of the definition of "Debt").

          SECTION 1.2.  Accounting Terms and Determinations.  Unless otherwise
                        -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated

Subsidiaries delivered to the Lead Agent; provided that, if the Borrower
                                          --------
notifies the Lead Agent that the Borrower wishes to amend any covenant in
Article V to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Lead Agent notifies the Borrower that the Required Banks wish to amend Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner reasonably satisfactory to the Borrower and the Required Banks.

          SECTION 1.3.  Types of Borrowings.  The term "Borrowing" denotes the
                        -------------------
aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article II on the same date, all of which Loans are of the same type (subject to
Article VIII) and, except in the case of Base Rate Loans, have the same Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-
                                                             ----
Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article II under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.1 in which all
 ----
Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.3.

                                  ARTICLE II

                                  THE CREDITS

          SECTION 2.1.  Commitments to Lend.  (a)  (i)  Each Bank severally
                        -------------------
agrees, on the terms and conditions set forth in this Agreement, to make Committed Loans to the Borrower or participate in Letters of Credit issued by the Fronting Bank on behalf of Borrower pursuant to this Article from time to time during the term hereof in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding together with such Bank's pro rata share (based on the ratio of its Commitment to the aggregate of all Commitments) of Letter of Credit Usage shall not exceed the amount of its Available Commitment. The aggregate amount of Committed Loans (including Swing Loans) together with the Letter of Credit Usage and outstanding Money Market Loans shall not exceed the lesser of (i) Three

Hundred Fifty Million Dollars ($350,000,000) (as such amount may be increased pursuant to Section 9.18) or (ii) the Total Available Commitments (subject, however, to the right to cure as set forth in Section 2.11(a), provided the LTV Ratio does not exceed 60%, as set forth therein, or Section 2.11(c), and provided further that during such cure period, the Borrower may only borrow in order to acquire a New Acquisition that will cure any Default under Sections 2.11(a) or (c)), and the aggregate dollar amount of all Letters of Credit issued and outstanding shall not exceed Thirty Million Dollars ($30,000,000). Each Borrowing outstanding under this Section 2.1 (other than a Borrowing in connection with a draw under a Letter of Credit) shall be in an aggregate principal amount of $2,500,000, or an integral multiple of $100,000 in excess thereof (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.2(c)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Subject to the limitations set forth herein, any amounts repaid may be reborrowed.

               (ii)  Swing Loans.  During the Term, the Swing Lenders agree, pro
                     -----------
rata, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section 2.1(a)(ii) from time to time in amounts such that (i) the aggregate principal amount of Swing Loans does not at any time exceed the Swing Loan Commitment, and (ii) the Loans do not exceed the amount otherwise available pursuant to Section 2.1(a)(i). Each Borrowing under this
Section 2.1(a)(ii) shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $100,000 (except that any such Borrowing may be in the aggregate available amount of Swing Loans determined in accordance with the immediately preceding sentence). Within the foregoing limits, the Borrower may borrow under this Section 2.1(a)(ii), repay or, to the extent permitted by
Section 2.12, prepay Swing Loans and reborrow at any time during the Term under this Section 2.1(a)(ii).

               (iii) Conversion of Swing Loans to Loans.  The Swing Lenders
                     ----------------------------------
shall, on behalf of the Borrower (which hereby irrevocably directs the Swing Lenders to act on its behalf), on notice given by the Swing Lenders no later than 1:00 P.M. (New York City time) on the second Domestic Business Day immediately following the funding of any Swing Loan, request each Bank to make, and each Bank hereby agrees to make, a Base Rate Loan, in an amount (with respect to each Bank, its "Swing Loan Refund Amount") equal to such Bank's ratable share of
                ------------------------
the aggregate Commitments with respect to the aggregate principal amount of the Swing Loans (the "Refunded Swing Loans") outstanding on the date of such notice,
                  --------------------
to repay the Swing Lenders. Unless any of the events described in clause (f) or
(g) of Section 6.1 with respect to the Borrower shall have occurred and be continuing (in which case the procedures of Section 2.1(a)(iv) shall apply), each Bank shall make such Base Rate Loan available to the Lead Agent at its address specified in or pursuant to Section 9.1 in immediately available funds, not later than 1:00 P.M. (New York City time), on the Domestic Business Day immediately following the date of such notice. The Lead Agent shall pay the proceeds of such Base Rate Loans to the Swing Lenders, pro rata, which shall immediately apply such proceeds to repay Refunded Swing Loans. Effective on the day such Base Rate Loans are made, the portion of the Swing Loans so paid shall no longer be outstanding as Swing Loans, shall no longer be due as Swing Loans under the Notes held by the Swing Lenders, and shall be due as Base Rate Loans under the respective Notes issued to the Banks (including the Swing Lenders) in accordance with their ratable share of the aggregate Commitments. The Borrower authorizes the Swing Lenders to charge the Borrower's accounts with the Lead Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Loans to the extent amounts received from the Banks are not sufficient to repay in full such Refunded Swing Loans.

               (iv)  Purchase of Participations in Swing Loans.  If, prior to
                     -----------------------------------------
the time Loans would have otherwise been made pursuant to Section 2.1(a)(iii), one of the events described in clause (f) or (g) of Section 6.1 with respect to the Borrower shall have occurred and be continuing, each Bank shall, on the date such Loans were to have been made pursuant to the notice referred to in Section 2.1(a)(iii) (the "Refunding Date"), purchase an undivided participating interest
                  --------------
in the Swing Loans in an amount equal to such Bank's Swing Loan Refund Amount. On the Refunding Date, each Bank shall transfer to the Swing Lenders, in immediately available funds, such Bank's Swing Loan Refund Amount, and upon receipt thereof the Swing Lenders shall deliver to such Bank a Swing Loan participation certificate dated the date of the Swing Lenders' receipt of such funds and in the Swing Loan Refund Amount of such Bank.

               (v)   Payments on Participated Swing Loans.  Whenever, at any
                     ------------------------------------
time after the Swing Lenders have received from any Bank such Bank's Swing Loan Refund Amount pursuant to Section 2.1(a)(iv), the Swing Lenders receive any payment on account of the Swing Loans in which the Banks have purchased participations pursuant to Section 2.1(a)(iv), the Swing Lenders will promptly distribute to each such Bank its ratable share (determined on the basis of the Swing Loan Refund Amounts of all of the Banks) of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided,
                                                                      --------
however, that in the event that such payment received by the Swing Lenders is
-------
required to be returned, such Bank will return to the Swing Lenders any portion thereof previously distributed to it by the Swing Lenders.

               (vi)  Obligations to Refund or Purchase Participations in Swing
                     ---------------------------------------------------------
Loans Absolute.  Each Bank's obligation to transfer the amount of a Loan to the
--------------
Swing Lenders as provided in Section 2.1(a)(iii) or to purchase a participating interest pursuant to Section 2.1(a)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Bank, the Borrower or any other Person may have against the Swing Lenders or any other Person, other than resulting from the Swing Lenders' gross negligence or willful misconduct in connection with making any such Swing Loan, (ii) the occurrence or continuance of a Default or an Event of Default or the termination or reduction of the Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person, (iv) any breach of this Agreement by the Borrower, any other Bank or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (b) Notwithstanding anything in the preceding subparagraph (a) or elsewhere in this Agreement to the contrary, in the event that the Swing Lenders fund a Swing Loan hereunder when they have actual knowledge that a monetary Default, or material Event of Default (which, for the avoidance of doubt shall include any violation of any provision of Section 5.8) has occurred and is continuing, the Banks shall have the option but not the obligation to make Base Rate Loans to fund their ratable shares of such

Swing Loan as contemplated in preceding subparagraph (a)(iii) or to purchase participations as contemplated in subparagraph (a) (iv).

          SECTION 2.2.  Notice of Committed Borrowing.   (a)  The Borrower shall
                        -----------------------------
give Lead Agent notice not later than (A) 12:00 noon (New York City time) (x) one Domestic Business Day before each Base Rate Borrowing, (y) three Euro-Dollar Business Days before each Euro-Dollar Borrowing or (z) three Domestic Business Days before each CD Borrowing, or (B) 11:00 a.m. (New York City time) on the date of each Borrowing of a Swing Loan, specifying:

          (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

          (ii)  the aggregate amount of such Borrowing,

          (iii) whether the Loans comprising such Borrowing are to be Base Rate Loans, CD Loans, Euro-Dollar Loans, or Swing Loans,

          (iv) in the case of a Euro-Dollar Borrowing or a CD Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

          (v)   the intended use for the proceeds of such Borrowing.

     Notwithstanding the time frame set forth in clause (a)(x) above, in the event that the Money Market Quotes submitted by the Banks pursuant to Section 2.3(d) below are, in the aggregate, in an amount less than the principal amount requested by the Borrower in the related Money Market Quote Request, then the Borrower shall be permitted to give the Lead Agent notice of its intent to make a Base Rate Borrowing, in the amount of the difference between accepted Money Market Quotes and the principal amount requested by Borrower in the related Money Market Quote Request, no later than 12:00 Noon (New York City time) on the date of such Borrowing.

          (b) The Borrower shall give the Lead Agent and the designated Fronting Bank, written notice that it desires to have Letters of Credit (a "Letter of Credit") issued hereunder no later than
                              ----------------
10:00 A.M., New York City time, at least three (3) Domestic Business Days prior to the date of such issuance. Each such notice shall specify (i) the designated Fronting Bank, (ii) the aggregate amount of the requested Letters of Credit,
(iii) the individual amount of each requested Letters of Credit and the number of Letters of Credit to be issued, (iv) the date of such issuance (which shall be a Domestic Business Day), (v) the name and address of the beneficiary, (vi) the expiration date of the Letter of Credit (which in no event shall be later than ten (10) Domestic Business Days prior to the Maturity Date), (vii) the purpose and circumstances for which such Letter of Credit is being issued, and
(viii) the terms upon which each such Letters of Credit may be drawn down (which terms shall not leave any discretion to Fronting Bank). Each such notice may be revoked telephonically by Borrower to each of the applicable Fronting Bank and the Lead Agent any time prior to the date of issuance of the Letter of Credit by the applicable Fronting Bank, provided such revocation is confirmed in writing by Borrower to Fronting Bank and the Lead Agent within one (1) Domestic Business Day by facsimile. No later than 10:00 A.M. New York City time on the date that is three (3) Domestic Business Days prior to the date of issuance, Borrower shall specify a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit, which if presented by such beneficiary prior to the expiration date of the Letter of Credit would require Fronting Bank to make a payment under the Letter of Credit; provided that Fronting Bank may, in its reasonable judgment, require changes in any such documents and certificates only in conformity with changes in customary and commercially reasonable practice or law and provided further, that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the following Domestic Business Day that such draft is presented if such presentation is made later than 10:00 A.M. New York City time (except that if the beneficiary of any Letter of Credit requests at the time of the issuance of its Letter of Credit that payment be made on the same Domestic Business Day against a conforming draft, such beneficiary shall be entitled to such a same day draw, provided such draft is presented to the applicable Fronting Bank no later than 10:00 A.M. New York City time and provided further that, prior to the issuance of such Letter of Credit, Borrower shall have requested to Fronting Bank and the Lead Agent that such beneficiary shall be entitled to a same day draw). In determining whether to pay on such Letter of Credit, Fronting Bank shall be responsible only to determine that the documents and certificates required to be delivered under the Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit.

          SECTION 2.3.  Money Market Borrowings.
                        -----------------------

          (a) The Money Market Option.  In addition to Committed Borrowings
              -----------------------
pursuant to Section 2.1, the Borrower may, as set forth in this Section, request the Banks during the Term to make offers to make Money Market Loans to the Borrower, not to exceed, at such time, the lesser of (i) the Total Available Commitments and (ii) $225,000,000 (which amount shall be increased by an amount equal to 64% of the amount by which the Commitments are increased pursuant to
Section 9.18). The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

          (b) Money Market Quote Request.  When the Borrower wishes to request
              --------------------------
offers to make Money Market Loans under this Section, it shall transmit to the Lead Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit D hereto so as to be received not later
                             ---------
than 10:30 A.M. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Lead Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

          (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

          (ii) the aggregate amount of such Borrowing, which shall be $10,000,000 or a larger multiple of $500,000,

          (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period,

          (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate, and

          (v) whether the Banks will be permitted to designate a Designated Lender to fund such Money Market Loans.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrower and the Lead Agent may agree) of any other Money Market Quote Request.

          (c)   Invitation for Money Market Quotes.  Promptly upon receipt of a
                ----------------------------------
Money Market Quote Request, the Lead Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit E hereto, which shall constitute an invitation by the
            ---------
Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

          (d)   Submission and Contents of Money Market Quotes.  (i)  Each Bank
                ----------------------------------------------
may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Lead Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.1 not later than (x) 10:00 A.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 10:00 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Lead Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by
                                 --------
the Lead Agent (or any affiliate of the Lead Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Lead Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than thirty (30) minutes prior to the applicable deadline for the other Banks. Subject to Articles III and VI, any Money Market Quote so made shall be irrevocable except with the written consent of the Lead Agent given on the instructions of the Borrower. If, and only if, the Borrower elected in the applicable Money Market Quote Request to permit the Banks to designate Designated Lenders to fund such Money Market Loans, such Money Market Loans may be funded by such Bank's Designated Lender (if any) as provided in Section 9.6(d), however such Bank shall not be required to specify in its Money Market Quote whether such Money Market Loans will be funded by such Designated Lender.

          (ii) Each Money Market Quote shall be in substantially the form of Exhibit F hereto and shall in any case specify:
---------

          (1)   the proposed date of Borrowing,

          (2) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $500,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

          (3) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

          (4) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest

     1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

          (5)   the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

          (iii) Any Money Market Quote shall be disregarded if it:

            (1) is not substantially in conformity with Exhibit F hereto or does
                                                        ---------
        not specify all of the information required by subsection (d)(ii) above;

            (2) contains qualifying, conditional or similar language (other than aggregate limits as set forth in Section 2.3(b)(ii));

            (3) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

            (4) arrives after the time set forth in subsection (d)(i).

            (e) Notice to Borrower.  The Lead Agent shall promptly notify the
                ------------------
Borrower (x) with respect to each Money Market Quote submitted in accordance with subsection (d), of the terms of such Money Market Quote and the identity of the Bank submitting such Money Market Quote and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Lead Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Lead Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of

Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f)  Acceptance and Notice by Borrower.  Not later than 12:00 noon
               ---------------------------------
(New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Lead Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Lead Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:
                                  --------

               (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

               (ii) the principal amount of each Money Market Borrowing must be $10,000,000 or a larger multiple of $500,000;

               (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

               (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

          (g)  Allocation by Lead Agent.  If offers are made by two or more
               ------------------------
Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allo-cated by the Lead Agent among such Banks as nearly as possible (in multiples of $500,000, as the Lead Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Lead Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

          (h) Notification by Lead Agent.  Upon receipt of the Borrower's Notice
              --------------------------
of Money Market Borrowing in accordance with Section 2.3(f) hereof, the Lead Agent promptly shall, on the date such Notice of Money Market Borrowing is received by the Lead Agent, notify each Bank of the principal amount of the Money Market Borrowing accepted by the Borrower and of such Bank's share (if any) of such Money Market Borrowing and such Notice of Money Market Borrowing shall not thereafter be revocable by the Borrower. Provided that the Borrower elected in the applicable Money Market Quote Request to permit the Banks to designate Designated Lenders to fund such Money Market Loans, a Bank who is notified that it has been selected to make a Money Market Loan may designate its Designated Lender (if any) to fund such Money Market Loan on its behalf, as described in Section 9.6(d). Any Designated Lender which funds a Money Market Loan shall on and after the time of such funding become the obligee under such Money Market Loan and be entitled to receive payment thereof when due. No Bank shall be relieved of its obligation to fund a Money Market Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Money Market Loan is funded.

          SECTION 2.4.  Notice to Banks; Funding of Loans.
                        ---------------------------------

          (a)  Upon receipt of a notice from Borrower in accordance with Section
2.2 hereof (each such notice being a "Notice of Committed Borrowing"), the Lead
                                      -----------------------------
Agent shall, on the date such Notice of Committed Borrowing is received by the Lead Agent, notify each Bank of the contents thereof and of such Bank's share of such Borrowing, of the interest rate determined pursuant thereto and the Interest Period(s) (if different from those requested by the Borrower) and (unless such Notice of Committed Borrowing is for the issuance of a Letter of Credit) such Notice of Committed Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 1:00 p.m. (New York City time) on the date of each Borrowing (including, without limitation, each Swing Borrowing) as indicated in the Notice of Committed Borrowing, each Bank (or, in the case of a Swing Loan, the Swing Lenders) shall (except (x) with respect to Notices of Committed Borrowing for issuances of Letters of Credit, and (y) as provided in subsection (c) of this Section) make available its share of such Borrowing in Federal funds immediately available in New York City, to the Lead Agent at its address referred to in
Section 9.1. If Borrower has requested the issuance of a Letter of Credit, no later than 12:00 Noon (New York City time) on the date of such issuance as indicated in the Notice of Committed Borrowing, Fronting Bank shall issue such Letter of Credit in the amount so requested and deliver the same to Borrower, with a copy thereof to the Lead Agent. Immediately upon the issuance of each Letter of Credit by Fronting Bank, such Fronting Bank shall be deemed to have sold and transferred to each other Bank, and each such other Bank shall be deemed to, and hereby agrees to, have irrevocably and unconditionally purchased and received from Fronting Bank, without recourse or warranty, an undivided interest and a participation in such Letter of Credit, any drawing thereunder, and the obligations of Borrower hereunder with respect thereto, and any security therefor or guaranty pertaining thereto, in an amount equal to such Bank's ratable share thereof (based upon the ratio its Commitment bears the aggregate of all Commitments). Upon any change in any of the Commitments in accordance herewith, there shall be an automatic adjustment to such participations to reflect such changed shares. The applicable Fronting Bank shall have the primary obligation to fund any and all draws made with respect to such Letter of Credit notwithstanding any failure of a participating Bank to fund its ratable share of any such draw. Unless the Lead Agent determines that any applicable condition specified in Article III has not been satisfied, the Lead Agent will instruct the applicable Fronting Bank to make such Letter of Credit available to the Borrower and such Fronting Bank shall make such Letter of Credit available to the Borrower at the Borrower's aforesaid address on the date of the issuance of such Letter of Credit. Without in any way implying a right of Fronting Bank not to issue a Letter of Credit as provided for herein, if a Fronting Bank shall fail to issue a Letter of Credit (notwithstanding that the applicable conditions specified in Article III have been satisfied), the Borrower may designate a substitute Fronting Bank, provided that the notice periods set forth in Section 2.2(b) above shall begin anew.

          (c) Unless the Lead Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Lead Agent such Bank's share of such Borrowing, the Lead Agent may assume that such Bank has made such share available to the Lead Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.4 and the Lead Agent may, in reliance upon such assumption, but shall not be obligated to, make available to the Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent that such Bank shall not have so made such share available to the Lead Agent, such Bank and the Borrower severally agree to repay to the Lead Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Lead Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.7 and
(ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Lead Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

          SECTION 2.5.  Notes.
                        -----

          (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office.

          (b) Each Bank may, by notice to the Borrower, the Lead Agent, request that its Loans of a particular type, including Swing Loans, be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Any additional costs incurred by the Lead Agent, the Borrower or the Banks in connection with preparing such a Note shall be at the sole cost and expense of the Bank requesting such Note. In the event any Loans evidenced by such a Note are paid in full prior to the Maturity Date, any such Bank shall return such Note to Borrower. Each such Note shall be in substantially the form of Exhibit A-1 hereto with appropriate modifications to reflect the fact that it
   -----------
evidences solely Loans of the relevant type, or Exhibit A-3 with respect to the
                                                -----------
Swing Lenders.  Each reference in this Agreement to the "Note" of such Bank
                                                         ----
shall
be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Bank's Note pursuant to Section 3.1(a), the Lead Agent shall forward such Note to such Bank. Each Bank shall record in its records the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the appropriate schedule appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such
                  --------
recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

          (d) The Loans shall mature, and the principal amount thereof shall be due and payable, on the Maturity Date.

          (e) There shall be no more than fifteen (15) Euro-Dollar Loans and CD Loans outstanding at any one time.

          SECTION 2.6   Letters of Credit.   (a)  Subject to the terms
                        -----------------
contained in this Agreement and the other Loan Documents, upon the receipt of a Notice of Committed Borrowing requesting the issuance of a Letter of Credit, Fronting Bank shall issue a Letter of Credit or Letters of Credit in such form as is reasonably acceptable to Borrower, in an aggregate amount equal to the amount requested, provided that after the issuance of such Letters of Credit,
(i) the aggregate amount of issued and outstanding Letters of Credit shall not exceed Thirty Million Dollars ($30,000,000), and (ii) the Letter of Credit Usage, when added to the aggregate principal amount of the Loans outstanding, shall not exceed the lesser of (y) Three Hundred Fifty Million Dollars ($350,000,000) (which amount shall be increased dollar for dollar to the extent of any increase in the Commitments pursuant to Section 9.16) or (z) the Total Available Commitments (subject, however, to the right to cure as set forth in Section 2.11(a)), provided the LTV Ratio does not exceed 60%, as set forth therein, or Section 2.11(c), and provided further that during such cure period, the Borrower may only borrow in order to acquire a New Acquisition that will cure any Default under Section 2.11(a). Fronting Bank shall notify Agent and each Bank of the issuance of any such Letter of Credit, together with the amount thereof, simultaneously therewith.

          (b) Each Letter of Credit shall be issued in the minimum aggregate amount of Three Hundred Thousand Dollars ($300,000) or any amount in excess thereof.

          (c) In the event of any request for a drawing under any Letter of Credit by the beneficiary thereunder, Fronting Bank shall notify Borrower and the Lead Agent (and the Lead Agent shall promptly notify each Bank thereof) on or before the date on which Fronting Bank intends to honor such drawing, and, except as provided in this subsection (c), Borrower shall reimburse Fronting Bank, in immediately available funds, on the same day on which such drawing is honored in an amount equal to the amount of such drawing. Notwithstanding anything contained herein to the contrary, however, unless Borrower shall have notified the Lead Agent and Fronting Bank prior to 10:00 a.m. (New York time) on the date of such drawing (provided that the same shall be a Domestic Business
Day) that Borrower intends to reimburse Fronting Bank for the amount of such drawing with funds other than the proceeds of the Loans, Borrower shall be deemed to have timely given a Notice of Committed Borrowing pursuant to Section
2.2 to the Lead Agent, requesting a Borrowing of Base Rate Loans on the date on which such drawing is honored and in an amount equal to the amount of such drawing. Each Bank shall, in accordance with Section 2.4(b), make available its share of such Borrowing to the Lead Agent, the proceeds of which shall be applied directly by the Lead Agent to reimburse Fronting Bank for the amount of such draw. In the event that any Bank fails to make available to Fronting Bank the amount of such Bank's participation on the date of a drawing, Fronting Bank shall be entitled to recover such amount on demand from such Bank together with interest at the Federal Funds Rate commencing on the date of drawing.

          (d) If, after the date hereof, any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (a) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, or participations in any letter of credit, upon any Bank (including Fronting Bank) or (b) impose on any Bank any other condition regarding this Agreement or such Bank (including Fronting Bank) as it pertains to the Letters of Credit or any participation therein and the result of any event referred to in the preceding clause (a) or(b) shall be to increase the cost to the Fronting Bank or any Bank of issuing or maintaining any Letter of Credit or participating therein then the Borrower shall pay to the Fronting Bank or such Bank, upon written demand therefor to the Borrower from the Lead Agent, such additional amounts as shall be required to compensate the Fronting Bank or such Bank for such increased costs or reduction in amounts received or receivable hereunder together with interest thereon at the Federal Funds Rate plus the Applicable Margin on Base Rate Loans at such time. The amount specified in the written demand shall be conclusive in the absence of demonstrable error.

          (e) Borrower hereby agrees to protect, indemnify, pay and save Fronting Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and disbursements) which Fronting Bank may incur or be subject to as a result of (i) the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of Fronting Bank or (ii) the failure of Fronting Bank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (collectively, "Governmental Acts"). As between Borrower or any Fronting Bank, Borrower
 -----------------
assumes all risks of the acts and omission of, or misuses of the Letters of Credit issued by Fronting Bank by the beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Fronting Bank shall not be responsible (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of such Letters of Credit, even if it should in fact prove to be in any and all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or insufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit unless the Fronting Bank's acquiescence to such noncompliance constitutes gross negligence or willful misconduct; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any message, by mail, cable, telegraph, telex, facsimile transmission, or otherwise; (v) for errors in interpretation of any technical terms; (vi) for any loss or delay in the transmission or otherwise of any documents required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of such Letter of Credit; and (viii) for any consequence arising from causes beyond the control of Fronting Bank including any Government Acts. None of the above shall affect, impair or prevent the vesting of Fronting Bank's rights and powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by Fronting Bank under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith, shall not put Fronting Bank under any resulting liability to Borrower.

          (f) If Fronting Bank or the Lead Agent is required at any time, pursuant to any bankruptcy, insolvency, liquidation or reorganization law or otherwise, to return to Borrower any reimbursement by Borrower of any drawing under any Letter of Credit, each Bank shall pay to Fronting Bank or the Lead Agent, as the case may be, its share of such payment, but without interest thereon unless Fronting Bank or the Lead Agent is required to pay interest on such amounts to the person recovering such payment, in which case with interest thereon, computed at the same rate, and on the same basis, as the interest that Fronting Bank or the Lead Agent is required to pay.


          SECTION 2.7.  Method of Electing Interest Rates.    (a) The Loans
                        ---------------------------------
included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article VIII and except for any Swing Loans), as follows:

          (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans or CD Loans as of any Euro-Dollar Business Day;

          (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or CD Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans, or on such other date designated by Borrower in the Notice of Interest Rate Election, provided Borrower shall pay any losses pursuant to Section 2.14;

          (iii) if such Loans are CD Loans, the Borrower may elect to convert such Loans to Base Rate Loans or Euro-Dollar Loans or elect to continue such Loans as CD Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans or on such other date designated by Borrower in the Notice of Interest Rate Election, provided Borrower shall pay any losses pursuant to Section 2.14.

Each such election shall be made by delivering a notice (a "Notice of Interest
                                                            ------------------
Rate Election") to the Lead Agent at least three (3) Euro-Dollar Business Days
-------------
before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising
--------
such Group, (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $500,000 or any larger multiple of $100,000, (iii) there shall be no more than fifteen (15) Euro-Dollar Loans and CD Loans outstanding at any time, (iv) no Loan may be continued as, or converted into, a Euro-Dollar Loan or CD Loan when any Event of Default has occurred and is continuing, and (v) no Interest Period shall extend beyond the Maturity Date.

          (b)   Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

          (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans or CD Loans, the duration of the initial Interest Period applicable thereto; and

          (iv) if such Loans are to be continued as Euro-Dollar Loans or CD Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Lead Agent shall notify each Bank the same day as it receives such Notice of Interest Rate Election of the contents thereof, the interest rates determined pursuant thereto and the Interest Periods (if different from those requested by the Borrower) and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Lead Agent for any Group of Euro-Dollar Loans or CD Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

          (d) The Borrower may elect CD Loans only if Euro-Dollar Loans are not available in accordance with Sections 8.2 or 8.3 hereof.

          SECTION 2.8.  Interest Rates.
                        --------------

          (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until the date it is repaid or converted into a Euro-Dollar Loan or CD Loan pursuant to
Section 2.7 or at the Maturity Date, at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans for such day. Such interest shall be payable for each Interest Period on the last day thereof.

          (b) Each Swing Loan shall bear interest on the outstanding principal amount thereof at the rate applicable to Base Rate Loans, and in the case of any amount of overdue Swing Loan, overdue interest thereon at a rate per annum for each day equal to the sum of four percent (4%) plus the rate applicable to Base Rate Loans for such day.

          (c) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin for CD Loans for such day plus the Adjusted CD Rate applicable to such Interest Period; provided that
                                                                  --------
if any CD Loan or any portion thereof shall, as a result of clause (2)(a) or
(2)(b)(i) of the definition of Interest Period, have an Interest Period of less than one month, such portion shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof, or if such Interest Period is longer than one month, at intervals of 30 days after the first day thereof.

          The "Adjusted CD Rate" applicable to any Interest Period means a rate
               ----------------
per annum determined pursuant to the following formula:

                     [ CDBR      ]*
          ACDR    =  [ ---------- ]  + AR
                     [ 1.00 - DRP ]

          ACDR    =  Adjusted CD Rate
          CDBR    =  CD Base Rate
          DRP     =  Domestic Reserve Percentage
          AR      =  Assessment Rate
      __________
      * The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%

          The "CD Base Rate" applicable to any Interest Period is the rate of
               ------------
interest determined by the Lead Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from the CD

Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

          "Domestic Reserve Percentage" means for any day that percentage
           ---------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

          "Assessment Rate" means for any day the annual assessment rate in
           ---------------
effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. (S) 327.3(d) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

          (d) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin for Euro-Dollar Loans for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 30 days, at intervals of 30 days after the first day thereof.

          The "Adjusted London Interbank Offered Rate" applicable to any
               --------------------------------------
Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the

London Interbank Offered Rate applicable during such Interest Period by (ii)
1.00 minus the Euro-Dollar Reserve Percentage.

          The "London Interbank Offered Rate" applicable to any Interest Period
               -----------------------------
means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to the Euro-Dollar Reference Bank in the London interbank market at approximately 11:00 a.m. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          "Euro-Dollar Reserve Percentage" means for any day that percentage
           ------------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

          (e) Subject to Section 8.1, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.8(d) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.3. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with
Section 2.3.  Such interest shall be payable for
each Interest Period on the last day thereof and, if such Interest Period is longer than ninety days, at intervals of ninety days after the first day thereof.

          (f) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loans, and, to the extent permitted by applicable law, overdue interest in respect of all Loans, shall bear interest at the annual rate equal to the sum of the Prime Rate and four percent (4%) (the "Default Rate").
                                 ------------

          (g) The Lead Agent shall determine each interest rate applicable to the Loans hereunder. The Lead Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of demonstrable error. The Lead Agent shall send an invoice to the Borrower setting forth the interest due at least five (5) Domestic Business Days prior to any interest payment date, provided that failure to do so shall not affect the Borrower's obligations hereunder to pay interest. It is understood that the Borrower shall not be in Default under Section 6.1(a) as to interest for so long as it shall pay in accordance with the provisions hereof any amounts indicated on any such invoices or revised invoices.

          (h) The Reference Bank agrees to use its best efforts to furnish quotations to the Lead Agent as contemplated by this Section. If the Reference Bank is not the Lead Agent and does not furnish a timely quotation, the provisions of Section 8.1 shall apply.

          SECTION 2.9.  Fees.
                        ----

          (a)  Facility Fee.  The Borrower shall pay to the Lead Agent for the
               ------------
account of the Banks ratably in proportion to their respective Commitments a facility fee accruing at a rate per annum equal to the then applicable Facility Fee Percentage on the amount of the Commitments, such fee being payable quarterly in arrears. The Facility Fee shall be payable in arrears on each January 1, April 1, July 1 and October 1 during the Term.

          (b)  Letter of Credit Fee.  During the Term, but provided no Event of
               --------------------
Default shall have occurred and be continuing, Borrower shall pay to the Lead Agent, for the account of the Banks in proportion to their interests in respective undrawn issued Letters of Credit, a fee (the "Letter of Credit Fee") in an amount equal to a rate per annum of the Applicable Margin for Euro-Dollar Loans on the daily average of the amount undrawn and available under issued Letters of Credit, which fee shall be payable, in arrears, on the first Domestic Business Day of each January, April, July and October. From the occurrence and during the continuance of an Event of Default, the Letter of Credit Fee shall be increased to such Applicable Margin plus 4% per annum on the daily average of such issued and undrawn Letters of Credit.

          (c) Extension Fee.  Simultaneously with the delivery by Borrower of
              -------------
each of the Notice to Extend pursuant to Section 2.10(b) and the Request to Extend pursuant to Section 2.10(c), the Borrower shall pay to the Lead Agent for the account of the Banks ratably in proportion to their Commitments an extension fee (each, the "Extension Fee") of .10% of the Commitments then outstanding
                -------------
(provided, with respect to any Bank's share of such fee, such Bank has honored its Commitment in accordance herewith).

          (d) Fees Non-Refundable.  All fees set forth in this Section 2.8 shall
              -------------------
be deemed to have been earned on the date payment is due in accordance with the provisions hereof and shall be non-refundable. The obligation of the Borrower to pay such fees in accordance with the provisions hereof shall be binding upon the Borrower and shall inure to the benefit of the Lead Agent and the Banks regardless of whether any Loans are actually made.

          SECTION 2.10.  Maturity Date.
                         -------------

          (a) The term (the "Term") of the Commitments and the Swing Line
                             ----
Commitments shall terminate and expire on the Maturity Date. Upon the date of the termination of the Term, any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

          (b) The Borrower shall have one option (the "Extension Option") to
                                                       ----------------
extend the Maturity Date for a period of one (1) year. Subject to the conditions set forth below, the Borrower may exercise the Extension Option by delivering a written notice to the Lead Agent not more than six months or less than ninety (90) days prior to the Maturity Date (a

"Notice to Extend"), stating that the Borrower has elected to extend the
 ----------------
Maturity Date for one (1) year. The Borrower's delivery of the Notice to Extend shall be irrevocable. In no event shall the Maturity Date occur later than four
(4) years after the Closing Date, except as provided in Section 2.10(c). The Borrower's right to exercise the Extension Option shall be subject to the following terms and conditions: (i) no Event of Default shall have occurred and be continuing either on the date the Borrower delivers the Notice to Extend to the Lead Agent or on the date that this Agreement would otherwise have terminated, (ii) the Borrower shall have paid the Extension Fee simultaneously with delivery of the Notice to Extend, (iii) the Borrower shall be in compliance with the provisions of Section 5.8 hereof, and (iv) delivery by the Borrower of a certificate of the chief financial officer or the chief accounting officer of the Borrower, in the form of the certificates required pursuant to Section 5.1(c), confirming compliance with clauses (i) and (iii) hereof.

          (c)  Additional Extension.  If the Borrower shall exercise the
               --------------------
Extension Option, the Borrower may request a one-year extension of the Maturity Date, as so extended, then in effect by delivering a written request therefor to the Agent not more than six months or less than ninety days prior to such Maturity Date (a "Request to Extend"). The Lead Agent shall notify the Banks of
                  -----------------
the receipt of such request and each Bank shall give notice in writing to the Agent not less than 60 days prior to the Maturity Date of such Bank's acceptance or rejection of such request. If all the Banks shall have notified the Agent on or prior to the date which is 60 days prior to the Maturity Date that they accept such request, the Maturity Date shall be extended for one year. If any Bank shall not have notified the Agent on or prior to the date which is 60 days prior to the Maturity Date that it accepts such request, the Maturity Date shall not be extended. The Lead Agent shall notify the Borrower whether the Request to Extend has been accepted or rejected as well as which Bank or Banks rejected the Borrower's Request to Extend. If the Request to Extend is accepted, the Maturity Date shall be extended for an additional year, provided, however, that in no event shall the Maturity Date occur later than five (5) years after the Closing Date. The effectiveness of the acceptance of the request to extend shall be subject to the following terms and conditions: (i) no Event of Default shall have occurred and be continuing either on the date the Borrower delivers the Request to Extend to the Lead Agent or on the date that this Agreement would otherwise have terminated, (ii) the Borrower shall pay the Extension Fee within five (5) Domestic Business Days after receipt of notice from the Lead Agent that the Request to Extend has been accepted, (iii) the Borrower shall be in compliance with the provisions of Section 5.8 hereof, and (iv) delivery by the Borrower of a certificate of the chief financial officer or the chief accounting officer of the Borrower, in the form of the certificates required pursuant to
Section 5.1(c), confirming compliance with clauses (i) and (iii) hereof.

          SECTION 2.11.  Mandatory Prepayment.
                         --------------------

          (a) If as of the last day of any calendar quarter the LTV Ratio exceeds the Permitted LTV Ratio, but the LTV Ratio is not greater than 60%, and provided that no Event of Default has occurred and is continuing, Borrower shall either (i) add additional Real Property Assets to the Unleveraged Assets within ninety (90) days of the date the LTV Ratio exceeded the Permitted LTV Ratio, in accordance with the provisions of Section 3.3, or (ii) pay to the Lead Agent, for the account of the Banks, or pay to the holder(s) of any outstanding Unsecured Debt, within 90 days of the date the LTV Ratio exceeded the Permitted LTV Ratio, in each case in an amount such that the LTV Ratio subsequent to such payment is in compliance with the Permitted LTV Ratio. In the event that the LTV Ratio exceeds 60%, then Borrower shall, within five (5) Domestic Business Days from the date the Permitted LTV Ratio is exceeded, pay to the Lead Agent, for the account of the Banks, or pay to the holder(s) of any outstanding Unsecured Debt, an amount such that the LTV Ratio subsequent to such payment is in compliance with the Permitted LTV Ratio.

          (b) Borrower shall not sell or release an Unleveraged Asset unless after giving effect to such sale or release, either (i) Borrower shall remain in compliance with the provisions hereof, including without limitation, the provisions of Section 5.8, or (ii) Borrower shall prepay the Loans in an amount at least equal to, the greater of (x) the amount required such that the LTV Ratio remains in compliance with the Permitted LTV Ratio and the Unleveraged Assets Minimum Debt Service Coverage after such sale or release calculated on a pro forma basis (i.e., calculated as though the contemplated transaction has
--- -----        ----
occurred as of the date four (4) quarters previously), and (y) the amount required such that the Borrower, on a pro forma basis (i.e., calculated as
                                      --- -----        ----
though the contemplated transaction had occurred as of the date four (4) quarters previously), remains in compliance with the requirements of Section 5.8.

          (c) In the event that the Unleveraged Assets Minimum Debt Service Coverage is not maintained as of the last day of a calendar quarter, the Borrower will either (i) add a New Acquisition or a Real Property Asset to the Unleveraged Assets in accordance with Section 3.3 which, on a pro forma basis
                                                              ---------
(i.e. the Unleveraged Assets Minimum Debt Service Coverage shall be recalculated
-----
to include such New Acquisition or Real Property Asset as though the same had been a Unleveraged Asset for the entire applicable period) would result in compliance with the Unleveraged Assets Minimum Debt Service Coverage, or (ii) prepay the Loans in an amount necessary to cause the Unleveraged Assets Minimum Debt Service Coverage to be in compliance. Failure by the Borrower to comply with the Unleveraged Assets Minimum Debt Service Coverage within 90 days of the date of such non-compliance shall be an Event of Default.

          SECTION 2.12.  Optional Prepayments.
                         --------------------

          (a) The Borrower may, upon at least one (1) Domestic Business Day's notice to the Lead Agent, prepay any Base Rate Borrowing or Swing Line Borrowing in whole at any time, or from time to time in part in amounts aggregating One Million Dollars ($1,000,000) or any larger multiple of One Hundred Thousand Dollars ($100,000), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

          (b) The Borrower may, upon at least three (3) Euro-Dollar Business Days' notice to the Lead Agent, prepay any Euro-Dollar Loan or CD Loan as of the last day of the Interest Period applicable thereto. Except as provided in
Article VIII, the Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan or CD Loan prior to the end of the Interest Period applicable thereto unless the Borrower shall also pay any applicable expenses pursuant to Section 2.14. Any such prepayment shall be upon at least three (3) Euro-Dollar Business Days notice to the Lead Agent. The Lead Agent shall notify the Borrower of any amounts due pursuant to Section 2.14 in connection with such prepayment within two (2) Euro-Dollar Business Days after receipt of such notice from the Borrower (but subject to the right to submit subsequently a corrected statement). Each such optional prepayment shall be in the amounts set forth in
Section 2.12(a) above and shall be applied to prepay ratably the Loans of the Banks included.

          (c)  The Borrower may not prepay any Money Market Loan.

          (d) The Borrower may at any time and from time to time cancel all or any part of the Commitments or Swing Line Commitments, in amounts aggregating One Million Dollars ($1,000,000) or any larger multiple of One Hundred Thousand Dollars ($100,000), by the delivery to the Lead Agent of a notice of cancellation within the applicable time periods set forth in Sections 2.12(a) and (b) if there are Loans then outstanding or, if there are no Loans outstanding at such time as to which the Commitments with respect thereto are being cancelled, upon at least one (1) Domestic Business Day's notice to the Lead Agent and the Swing Lenders, if applicable, whereupon, in either event, all or such portion of the Commitments, as applicable, shall terminate as to the Banks, pro rata on the date set forth in such notice of cancellation (or, in the
       --------
case of the Swing Line Commitment, all or such portion of the Swing Line Commitment shall terminate as to the Swing Line Lender on the date set forth in the such notice of cancellation), and, if there are any Loans or Swing Loans then outstanding, Borrower shall prepay, as applicable, all or such portion of Loans outstanding on such date in accordance with the requirements of Section 2.12(a) and (b). Borrower shall be permitted to designate in its notice of cancellation which Loans, if any, are to be prepaid. In no event shall Borrower be permitted to cancel Commitments for which a Letter of Credit has been issued and is outstanding unless Borrower returns such Letter of Credit to the applicable Fronting Bank.

          (e) The Borrower may at any time return any undrawn Letters of Credit to the Fronting Bank in whole, but not in part, and the Fronting Bank shall promptly cancel such returned Letters of Credit and give the Borrower, the Lead Agent and each of the Banks notice of such cancellation.

          (f) Upon receipt of a notice of prepayment or cancellation or a return of a Letter of Credit pursuant to this Section, the Lead Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment or cancellation and such notice shall not thereafter be revocable by the Borrower.

          (g) Any amounts so prepaid pursuant to Section 2.12(a) or (b) may be reborrowed. In the event Borrower elects to cancel all or any portion of the Commitments pursuant to Section 2.12(d) hereof, such amounts may not be reborrowed.

          SECTION 2.13.  General Provisions as to Payments.
                         ---------------------------------

          (a) The Borrower shall make each payment of interest on the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Lead Agent at its address referred to in Section 9.1. The Lead Agent will promptly (and in any event on the same Domestic Business day if such payment is received on or before 12:00 Noon (New York City time) and within one (1) Domestic Business Day after receipt thereof if received after 12:00 Noon (New York City time)) distribute to each Bank its ratable share of each such payment received by the Lead Agent for the account of the Banks. Whenever any payment of principal of, or interest on the Base Rate Loans or CD Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day.
Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Lead Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Lead Agent may assume that the Borrower has made such payment in full to the Lead Agent on such date and the Lead Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Lead Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Lead Agent, at the Federal Funds Rate.

          SECTION 2.14.  Funding Losses.  If the Borrower makes any payment of
                         --------------
principal with respect to any Euro-Dollar Loan or CD Loan (pursuant to Article II, VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or if the Borrower fails to borrow any Euro-Dollar Loans or CD Loan after notice has been given to any Bank in accordance with
Section 2.4(a), or if Borrower shall deliver a Notice of Interest Rate Election specifying that a Euro-Dollar Loan or CD Loan shall be converted on a date other than the last day of the then current Interest Period applicable thereto, the Borrower shall reimburse each Bank within 15 days after certification of such Bank of such loss or expense (which shall be delivered by each such Bank to Lead Agent for delivery to Borrower) for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Bank shall have
                                       --------
delivered to Lead Agent and Lead Agent shall have delivered to the Borrower a certification as to the amount of such loss or expense, which certification shall set forth the basis for such loss or expense and shall be conclusive in the absence of demonstrable error.

          SECTION 2.15.  Computation of Interest and Fees.  Interest based on
                         --------------------------------
the Prime Rate or Federal Funds Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

          SECTION 2.16.  Use of Proceeds.  The Borrower shall use the proceeds
                         ---------------
of the Loans for general corporate
purposes, including, without limitation, for the repayment of any Debt of the Borrower or of any of its Consolidated Subsidiaries, as well as for the acquisition, financing and improvement of Real Property Assets intended to be used in the Borrower's existing business and the Unleveraged Assets and for general working capital needs of the Borrower.

          SECTION 2.17.  Letter of Credit Usage Absolute. The reimbursement
                         -------------------------------
obligations of the Borrower under this Agreement in respect of any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement (as the same may be amended from time to time) and such other agreement or instrument under all circumstances, including, without limitation, to the extent permitted by law, the following circumstances:

     (a)  any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Letter of
                                                                       ---------
Credit Documents") or any Loan Document;
----------------

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of the Letters of Credit or any other amendment or waiver of or any consent by the Borrower to departure from all or any of the Letter of Credit Documents or any Loan Document, provided that no Fronting Bank shall consent to any such change or amendment unless previously consented to in writing by the Borrower;

     (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of the Borrower in respect of the Letters of Credit;

     (d) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Lead Agent or any Bank (other than a defense based on the gross negligence or wilful misconduct of the Lead Agent, Fronting Bank or such Bank) or any other Person, whether in connection with the Loan Documents, the transactions contemplated hereby or by the Letters of Credit Documents or any unrelated transaction;

     (e) any draft or any other document presented under or in connection with any Letter of Credit or other Loan Document proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; provided that payment by the Fronting Bank under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or wilful misconduct of the Fronting Bank;

     (f) payment by the Fronting Bank against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit; provided that such payment shall not have constituted gross negligence or wilful misconduct of the Fronting Bank; and

     (g) any other circumstance or happening whatsoever other than the payment in full of all obligations hereunder in respect of any Letter of Credit or any agreement or instrument relating to any Letter of Credit, whether or not similar to any of the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Borrower; provided that such other circumstance or happening shall not have been the result of gross negligence or wilful misconduct of the Fronting Bank or any issuing Bank.


                                  ARTICLE III

                                  CONDITIONS


          SECTION 3.1.  Closing.  The closing hereunder shall occur on the date
                        -------
(the "Closing Date") when each of the following conditions is satisfied (or
      ------------
waived by the Lead Agent and the Banks), each document to be dated the Closing Date unless otherwise indicated:

          (a) the Borrower shall have executed and delivered to the Lead Agent a Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.5 (and upon receipt of same, the "Notes" delivered pursuant to the Second Amended Credit Agreement shall be returned to Borrower);

          (b) the Borrower, the Lead Agent and each of the Banks shall have executed and delivered to the Borrower, the Lead Agent a duly executed original of this Agreement;

          (c) the Lead Agent shall have received an opinion of counsel for the Borrower, acceptable to the Lead Agent, the Banks and their counsel;

          (d) the Lead Agent shall have received all documents the Lead Agent may reasonably request relating to the existence of the Borrower, the authority for and the validity of this Agreement and the other Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Lead Agent. Such documentation shall include, without limitation, the articles of incorporation of the Borrower, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by a senior officer of the Borrower as of a date not more than ten (10) days prior to the Closing Date, together with a good standing certificate as to the Borrower from the Secretary of State (or the equivalent thereof) of Maryland, each to be dated not more than thirty (30) days prior to the Closing Date;

          (e) the Lead Agent shall have received all certificates, agreements and other documents and papers referred to in this Section 3.1 and the Notice of Borrowing referred to in Section 3.2, if applicable, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Lead Agent in its sole discretion;

          (f) the Borrower shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents and the performance thereof by the Borrower;

          (g) the Lead Agent shall be satisfied that neither the Borrower nor any Consolidated Subsidiary is subject to any present or contingent environmental liability which could have a Material Adverse Effect;

          (h) the Lead Agent shall have received wire transfer instructions in connection with the Loans, if any, to be made on the Closing Date;

          (i) the Lead Agent shall have received, for its and any other Bank's account, all fees due and payable pursuant to Section 2.9 hereof on or before the Closing Date, and the fees and expenses accrued through the Closing Date of Skadden, Arps, Slate, Meagher & Flom LLP with respect to the transactions contemplated hereby;

          (j) the Lead Agent shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower and the applicable Consolidated Subsidiaries, and the validity and enforceability, of the Loan Documents, or in connection with any of the transactions contemplated thereby, and such consents, licenses and approvals shall be in full force and effect;

          (k) the Lead Agent shall have received the audited financial statements of the Borrower and its Consolidated Subsidiaries for the fiscal year ending December 31, 1997; and

          (l) no "Default" or "Event of Default" (as such terms are defined in the Second Amended Credit Agreement) shall have occurred and be continuing under the Second Amended Credit Agreement.

          SECTION 3.2.  Borrowings.  The obligation of any Bank to make a Loan,
                        ----------
other than a Refunding Swing Loan (except in the case of clause (a)), or to participate in any Letter of Credit issued by the Fronting Bank and the obligation of the Fronting Bank to issue a Letter of Credit is subject to the satisfaction of the following conditions (as reasonably determined by the Lead Agent; it being agreed that the Lead Agent shall notify the Banks of any condition that it intends to waive):

          (a) the Closing Date shall have occurred on or prior to June 10, 1998;

          (b) receipt by the Lead Agent of a Notice of Borrowing as required by Section 2.2 and 2.4 or 2.3;

          (c) immediately after such Borrowing, the aggregate outstanding principal amount of the Loans and the Letter of Credit Usage will not exceed the aggregate amount of the Total Available Commitments and with respect to each Bank, such Bank's pro rata portion of the Committed Loans and the Letter of Credit Usage will not exceed such Bank's Commitment;

          (d) immediately before and after such Borrowing, no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the making of such Loans or issuing of such Letters of Credit;

          (e) the representations and warranties of the Borrower contained in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing both before and after giving effect to the making of such Loans, except to the extent any such representation or warranty relates solely to an earlier date;

          (f) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending, which does or seeks to enjoin, prohibit or restrain, the making or repayment of the Loans, the issuance of any Letter of Credit or any participations therein or the consummation of the transactions contemplated by this Agreement;

          (g) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Lead Agent or the Required Banks, as the case may be, has had or is likely to have a Material Adverse Effect; and

          (h) immediately after such Borrowing or issuance of such Letter of Credit, the aggregate outstanding undrawn issued Letters of Credit shall not exceed Thirty Million Dollars ($30,000,000).

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(c), (d), (e), (f), and (g) (to the extent that Borrower is or should have been aware of any Material Adverse Effect) of this Section, except as otherwise disclosed in writing by Borrower to the Banks. Notwithstanding anything to the contrary, no Borrowing shall be permitted if such Borrowing would cause Borrower to fail to be in compliance with any of the covenants contained in this Agreement or in any of the other Loan Documents.

          SECTION 3.3.  New Acquisitions and Additional Real Property Assets.
                        ----------------------------------------------------
In the event Borrower shall acquire one or more New Acquisitions, each such New Acquisition may be added to the Unleveraged Assets upon written notice from Borrower to the Lead Agent specifying that such New Acquisition has been acquired and setting forth with respect to such New Acquisition, the same information currently set forth in Exhibit C with respect to each Unleveraged
                                   ---------
Asset listed thereon and provided that the same shall comply in all respects with the provisions hereof (including Section 5.16). In addition, any Real Property Asset may be added to the Unleveraged Assets upon written notice from the Borrower to the Lead Agent, provided that, as of the date of such notice, such Real Property Asset shall satisfy the criteria set forth in Section 5.16 with respect to New Acquisitions, and provided further that such notice shall contain the same information with respect to such Real Property Asset as is currently set forth in Exhibit C with respect to each Unleveraged Asset listed thereon and provided that the same shall comply in all respects with the provisions hereof. Borrower may deliver any such notice to the Lead Agent simultaneously with the delivery of any Notice of Borrowing.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Lead Agent and each of the other Banks which is or may become a party to this Agreement to make the Loans, the Borrower makes the following representations and warranties as of the Closing Date. Such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loans.

          SECTION 4.1.  Existence and Power.  The Borrower is a corporation,
                        -------------------
duly formed, validly existing and in good standing as a corporation under the laws of Maryland and has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect.

          SECTION 4.2.  Power and Authority.  The Borrower has the corporate
                        -------------------
power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution and delivery on behalf of the Borrower and the performance by the Borrower of such Loan Documents. The Borrower has duly executed and delivered each Loan Document to which it is a party in accordance with the terms of this Agreement, and each such Loan Document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

          SECTION 4.3.  No Violation.  Neither the execution, delivery or
                        ------------
performance by or on behalf of the Borrower of the Loan Documents to which it is a party, nor compliance by the Borrower with the terms and provisions thereof nor the consummation of the transactions contemplated by the Loan Documents, (i) will materially contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality or (ii) will materially conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Consolidated Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, or other agreement or other instrument to which the Borrower (or of any partnership of which the Borrower is a partner) or any of its Consolidated Subsidiaries is a party or by which it or any of its property or assets is bound or to which it is subject, or (iii) will cause a material default by the Borrower under any organizational document of any Person in which the Borrower has an interest, or cause a material default under the Borrower's articles of incorporation or by laws.

          SECTION 4.4.  Financial Information.
                        ---------------------

          (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries dated as of December 31, 1997 and the related consolidated statements of

Borrower's financial position for the fiscal year then ended, reported on by Coopers & Lybrand LLP and set forth in the Borrower's 1997 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

          (b) Since December 31, 1997, (i) except as may have been disclosed in writing to the Banks, nothing has occurred having a Material Adverse Effect, and
(ii) except as previously disclosed to the Banks, the Borrower has not incurred any material indebtedness or guaranty.

          SECTION 4.5.  Litigation.  Except as previously disclosed by the
                        ----------
Borrower in writing to the Banks, there is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting,
(i) the Borrower or any of its Consolidated Subsidiaries, (ii) the Loan Documents or any of the transactions contemplated by the Loan Documents or (iii) any of its assets, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could, individually, or in the aggregate have a Material Adverse Effect or which in any manner draws into question the validity of this Agreement or the other Loan Documents.

          SECTION 4.6.  Compliance with ERISA.  (a)  Each member of the ERISA
                        ---------------------
Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

          (b) The transactions contemplated by the Loan Documents will not constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that could subject the Lead Agent or the Banks to any tax or penalty or prohibited transactions imposed under Section 4975 of the Code or Section 502(i) of ERISA.

          SECTION 4.7.  Environmental Matters.  In the ordinary course of its
                        ---------------------
business, the Borrower conducts periodic reviews of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Consolidated Subsidiaries, including without limitation the Real Property Assets, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries.

          SECTION 4.8.  Taxes.  United States Federal income tax returns of the
                        -----
Borrower and its Consolidated Subsidiaries have been prepared and filed through the fiscal year ended December 31, 1996. The Borrower and its Consolidated Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Consolidated Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Consolidated Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

          SECTION 4.9.  Full Disclosure.  All information heretofore furnished
                        ---------------
by the Borrower to the Lead Agent or any Bank for purposes of or in connection with this Agreement or the Original Credit Agreement or any transaction contemplated hereby or thereby is true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Lead Agent and the Banks in writing any and all facts which have or may have (to the extent the Borrower can now reasonably foresee) a Material Adverse Effect.

          SECTION 4.10.  Solvency.  On the Closing Date and after giving effect
                         --------
to the transactions contemplated by the Loan Documents occurring on the Closing Date, the Borrower will be Solvent.

          SECTION 4.11.  Use of Proceeds; Margin Regulations.  All proceeds of
                         -----------------------------------
the Loans will be used by the Borrower only in accordance with the provisions hereof. No part of the proceeds of any Loan will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations T, U or X of the Federal Reserve Board.

          SECTION 4.12.  Governmental Approvals.  No order, consent, approval,
                         ----------------------
license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of any Loan Document or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect or those which, if not made or obtained, would not have a Material Adverse Effect;

          SECTION 4.13.  Investment Company Act; Public Utility Holding Company
                         ------------------------------------------------------
Act.  Neither the Borrower nor any Consolidated Subsidiary is (x) an "investment
---                                                                   ----------
company" or a company "controlled" by an "investment company", within the
-------                ----------         ------------------
meaning of the Investment Company Act of 1940, as amended, (y) a "holding
                                                                  -------
company" or a "subsidiary company" of a "holding company" or an "affiliate" of
-------        ------------------        ---------------         ---------
either a "holding company" or a "subsidiary company" within the meaning of the
          ---------------        ------------------
Public Utility Holding Company Act of 1935, as amended, or (z) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

          SECTION 4.14.  Principal Offices.  As of the Closing Date, the
                         -----------------
principal office, chief executive office and principal place of business of the Borrower is One Embarcadero Center, 33rd Floor, San Francisco, California 94111.

          SECTION 4.15.  REIT Status.  For the fiscal year ended December 31,
                         -----------
1997, the Borrower qualified and the Borrower intends to continue to qualify as a real estate investment trust under the Code.

          SECTION 4.16.  Patents, Trademarks, etc.  The Borrower has obtained
                         -------------------------
and holds in full force and effect all patents, trademarks, servicemarks, trade names, copyrights and other such rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted, the impairment of which is likely to have a Material Adverse Effect.

          SECTION 4.17.  Ownership of Property.  Schedule 4.17 attached hereto
                         ---------------------   -------------
and made a part hereof sets forth all the real property owned or leased by the Borrower and Persons in which the Borrower, directly or indirectly, owns an interest as of the Closing Date. As of the Closing Date, the Borrower and such Persons have good and insurable fee simple title (or leasehold title if so designated on Schedule 4.17) to all of such real property, subject to customary
              -------------
encumbrances and liens as of the date of this Agreement.   As of the date of
this Agreement, there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any of the Real Property Assets except as disclosed on Schedule 4.17.
                              -------------

          SECTION 4.18.  No Default.  No Event of Default or, to the best of the
                         ----------
Borrower's knowledge, Default exists under or with respect to any Loan Document and the Borrower is not in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound in any respect, the existence of which default is likely to result in a Material Adverse Effect.

          SECTION 4.19.  Licenses, etc.  The Borrower has obtained and does hold
                         --------------
in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditation, easements, rights of way and other consents and approvals which are necessary for the operation of its businesses as presently conducted, the absence of which is likely to have a Material Adverse Effect.

          SECTION 4.20.  Compliance With Law.  The Borrower and each of the Real
                         -------------------
Property Assets are in compliance with all laws, rules, regulations, orders, judgments, writs and decrees, including, without limitation, all building and zoning ordinances and codes, the failure to comply with which is likely to have a Material Adverse Effect.

          SECTION 4.21.  No Burdensome Restrictions.  Except as may have been
                         --------------------------
disclosed by the Borrower in writing to the Banks, Borrower is not a party to any agreement or instrument or subject to any other obligation or any charter or corporate or partnership restriction, as the case may be, which, individually or in the aggregate, is likely to have a Material Adverse Effect.

          SECTION 4.22.  Brokers' Fees.  The Borrower has not dealt with any
                         -------------
broker or finder with respect to the transactions contemplated by this Agreement or otherwise in connection with this Agreement, and the Borrower has not done any act, had any negotiations or conversation, or made any agreements or promises which will in any way create or give rise to any obligation or liability for the payment by the Borrower of any brokerage fee, charge, commission or other compensation to any party with respect to the transactions contemplated by the Loan Documents, other than the fees payable to the Lead Agent and the Banks, and certain other Persons as previously disclosed in writing to the Lead Agent.

          SECTION 4.23.  Labor Matters.  There are no collective bargaining
                         -------------
agreements or Multiemployer Plans covering the employees of the Borrower as of the Closing Date and the Borrower has not suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years which, individually or in the aggregate, are likely to have a Material Adverse Effect.

          SECTION 4.24.  Insurance.  The Borrower currently maintains, or, if
                         ---------
the Borrower does not maintain, then it will cause its tenants to maintain, insurance at 100% replacement cost insurance coverage (subject to customary deductibles) in respect of each of the Real

Property Assets, as well as commercial general liability insurance (including "builders' risk") against claims for personal, and bodily injury and/or death, to one or more persons, or property damage, as well as workers' compensation insurance, in each case with respect to liability and casualty insurance with insurers having an A.M. Best policyholders' rating of not less than A-IX in amounts that prudent owner of assets such as the Real Property Assets would maintain.

          SECTION 4.25.  Organizational Documents.  The documents delivered
                         ------------------------
pursuant to Section 3.1(d) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Borrower. The Borrower represents that it has delivered to the Lead Agent true, correct and complete copies of each of the documents set forth in this Section 4.25.

          SECTION 4.26.  Year 2000 Compliance.  The Borrower has conducted a
                         --------------------
comprehensive review and assessment of the Borrower's computer applications and will commence inquiry of the Borrower's key suppliers, vendors and customers with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date sensitive functions after December 31, 1999) and, based on that review and inquiry, the Borrower does not believe the year 2000 problem will result in an inability on the Borrower's part to repay the Loans.

                                   ARTICLE V

                      AFFIRMATIVE AND NEGATIVE COVENANTS

          The Borrower covenants and agrees that, so long as any Bank has any Commitment hereunder or any Obligations remain unpaid:

          SECTION 5.1.  Information.  The Borrower will deliver to each of the
                        -----------
Banks:

          (a) as soon as available and in any event within five (5) Domestic Business Days after the same is required to be filed with the Securities and Exchange Commission (but in no event later than 120 days after the end of each fiscal year of the Borrower) a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of Borrower's financial position for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission and reported on by Coopers & Lybrand LLP or other independent public accountants of nationally recognized standing;

          (b) as soon as available and in any event within five (5) Domestic Business Days after the same is required to be filed with the Securities and Exchange Commission (but in no event later than 75 days after the end of each of the first three quarters of each fiscal year of the Borrower), (i) a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of Borrower's financial position for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in the case of such Borrower's financial position in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, and (ii) such other information reasonably requested by the Lead Agent or any Bank;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.8 on the date of such financial statements; (ii) stating whether, to such officer's knowledge, any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (iii) certifying (x) that such financial statements fairly present the financial condition and the results of operations of the Borrower on the dates and for the periods indicated, on the basis of GAAP, with respect to the Borrower subject, in the case of interim financial statements, to normally recurring year-end adjustments, and (y) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Borrower during the period beginning on the date through which the last such review was made pursuant to this Section 5.1(c) (or, in the case of the first certification pursuant to this Section 5.1(c), the Closing Date) and ending on a date not more than ten (10) Domestic Business Days prior to the date of such delivery and that (1) on the basis of such financial statements and such review of the Loan Documents, no Event of Default existed under Section 6.1(b) with respect to Sections 5.8 and 5.9 at or as of the date of said financial statements, and (2) on the basis of such review of the Loan Documents and the business and condition of the Borrower, to the best knowledge of such officer, no Default or Event of Default under any other provision of Section 6.1 occurred or, if any such Default or Event of Default has occurred, specifying the nature and extent thereof and, if continuing, the action the Borrower proposes to take in respect thereof and (3) no event has occurred which would give rise to a mandatory prepayment pursuant to Section 2.11 hereof. Such certificate shall set forth the calculations required to establish the matters described in clauses
(1) and (3) above;

          (d) (i) within five (5) Domestic Business Days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer, the chief accounting officer, controller, or other executive officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (ii) promptly and in any event within five (5) Domestic Business Days after the Borrower obtains knowledge thereof, notice of
(x) any litigation or governmental proceeding pending or threatened against the Borrower or the Real Property Assets as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, is likely to individually or in the aggregate, result in a Material Adverse Effect,
(y) any other event, act or condition which is likely to result in a Material Adverse Effect, and (z) any event giving rise to a mandatory prepayment pursuant to Section 2.11;

          (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equi-valent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) (other than the exhibits thereto, which exhibits will be provided upon request therefor by any Bank) which the Borrower shall have filed with the Securities and Exchange Commission;

          (g) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

          (h) promptly and in any event within five (5) Domestic Business Days after the Borrower obtains actual knowledge of any of the following events, a certificate of the Borrower, executed by an officer of the Borrower, specifying the nature of such condition, and the Borrower's or, if the Borrower has actual knowledge thereof, the Environmental Affiliate's proposed initial response thereto: (i) the receipt by the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates of any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, is not in compliance with applicable Environmental Laws, and such noncompliance is likely to have a Material Adverse Effect, (ii) the Borrower shall obtain actual knowledge that there exists any Environmental Claim pending against the Borrower or any Environmental Affiliate and such Environmental Claim is likely to have a Material Adverse Effect or (iii) the Borrower obtains actual knowledge of any release, emission, discharge or disposal of any Material of Environmental Concern that is likely to form the basis of any Environmental Claim against the Borrower or any Environmental Affiliate which in any such event is likely to have a Material Adverse Effect;

          (i) promptly and in any event within five (5) Domestic Business Days after receipt of any material notices or correspondence from any company or agent for any company providing insurance coverage to the Borrower relating to any loss in excess of $1,500,000 of the Borrower, copies of such notices and correspondence;

          (j) simultaneously with delivery of the certificate required pursuant to Section 5.1(c), an updated Schedule 4.17, certified by the chief financial officer or any senior vice president or executive vice president of the Borrower as true, correct and complete as of the date such updated schedules are delivered;

          (k) within five (5) days after filing of the annual income tax return with the Internal Revenue Service, evidence reasonably satisfactory to the Lead Agent that the Borrower continues to qualify as a real estate investment trust under the Internal Revenue Code;

          (l) simultaneously with delivery of the information required by Sections 5.1(a) and (b), a statement of Unleveraged Asset Net Operating Cash Flow with respect to each Unleveraged Asset and a list of all Unleveraged Assets and all other Real Property Assets and Minority Holdings;

          (m) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Lead Agent, at the request of any Bank, may reasonably request in writing; and

          (n) promptly after request therefor by any Bank (but subject to any delays imposed by applicable leases in the case of tenant insurance), copies of insurance certificates with respect to each Unleveraged Asset.

          SECTION 5.2.  Payment of Obligations.  The Borrower and its
                        ----------------------
Consolidated Subsidiaries will pay and discharge, at or before maturity, all its respective material obligations and liabilities including, without limitation, any obligation pursuant to any agreement by which it or any of its properties is bound and any liabilities, except where such liabilities may be contested in good faith by appropriate proceedings, and will maintain in accordance with GAAP, appropriate reserves for the accrual of any of the same.

          SECTION 5.3.  Maintenance of Property; Insurance; Leases.
                        ----------------------------------  ------

          (a) The Borrower will keep, and will cause each Consolidated Subsidiary to keep, all property useful and necessary in its business, including without limitation the Real Property Assets (for so long as it constitutes Real Property Assets), in good repair, working order and condition, or shall take all reasonable steps to cause the tenant of such Real Property Asset to perform its maintenance obligation under its lease, ordinary wear and tear excepted.

          (b) The Borrower shall maintain, or cause to be maintained, insurance comparable to that described in Section 4.24 hereof with insurers meeting the qualifications described therein, which insurance shall in any event not provide for less coverage than insurance customarily carried by owners of properties similar to, and in the same locations as, the Real Property Assets, and (b) furnish to each Bank from time to time, upon written request, certificates of insurance and such other information relating to such insurance as such Bank may reasonably request. The Borrower will deliver to the Banks (i) on the date of the first Borrowing hereunder, a certificate dated such date showing the amount of coverage as of such date, (ii) upon request of any Bank through the Lead Agent from time to time full information as to the insurance carried, (iii) within five (5) days of receipt of notice from any insurer a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and (iv) forthwith, notice of any cancellation or nonrenewal of coverage by the Borrower.

          (c) The Borrower will not, and will not permit any of its Consolidated Subsidiaries to amend, modify or terminate any lease with respect to any Unleveraged Asset, without prior written notice to the Lead Agent, if, in the Borrower's reasonable judgment, such amendment, modification or termination would result in a decrease of two percent (2%) or more in the Unleveraged Assets Value at the time. The Lead Agent promptly shall notify the Banks of any such notice given to the Lead Agent.

          SECTION 5.4.  Conduct of Business and Maintenance of Existence.  The
                        ------------------------------------------------
Borrower will continue to engage in business of the same general type as now conducted by the Borrower, and will preserve, renew and keep in full force and effect, its corporate existence and its respective rights, privileges and franchises necessary for the normal conduct of business.

          SECTION 5.5.  Compliance with Laws.  The Borrower will comply in all
                        --------------------
material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws, and all zoning and building codes with respect to the Real Property Assets and ERISA and the rules and regulations thereunder and all federal securities laws) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

          SECTION 5.6.  Inspection of Property, Books and Records.  The Borrower
                        -----------------------------------------
will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit representatives of any Bank at such Bank's expense to visit and inspect any of its properties, including without limitation the Real Property Assets, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers and independent public accountants, all at such reasonable times, upon reasonable prior notice and as often as may reasonably be desired.

          SECTION 5.7.  Existence.  The Borrower shall do or cause to be done,
                        ---------
all things necessary to preserve and keep in full force and effect its and its Consolidated Subsidiaries' existence and its patents, trademarks, servicemarks, tradenames, copyrights, franchises, licenses, permits, certificates, authorizations, qualifications, accreditation, easements, rights of way and other rights, consents and approvals the nonexistence of which is likely to have a Material Adverse Effect.

          SECTION 5.8.  Financial Covenants.
                        -------------------

          (a)  Debt Service Coverage.  Measured as of the last day of each
               ---------------------
calendar quarter, the ratio of Annual EBITDA to Total Debt Service will not be less than 2.0:1.

          (b)  Maximum Debt to Tangible FMV Net Worth.  As of the last day of
               --------------------------------------
each calendar quarter, the Maximum Total Debt Ratio will be less than 1.0:1.

          (c)  EBITDA Coverage.  As of the last day of each calendar quarter,
               ---------------
the ratio of (x) Annual EBITDA to (y) the sum of (i) total dividends paid by the Borrower for the last four consecutive quarters, plus (ii) Total Debt Service, will not be less than 1.0:1.

          (d)  Dividends.  The Borrower will not, as determined on an aggregate
               ---------
annual basis, pay any dividends on common stock in excess of 95% of the Borrower's FFO for such year. During the continuance of a monetary Event of Default, Borrower shall only pay those dividends necessary to maintain its status as a real estate investment trust.

          (e)  Minimum Consolidated Tangible Net Worth.  Consolidated Tangible
               ---------------------------------------
Net Worth of the Borrower and its Consolidated Subsidiaries will at no time be less than $650,000,000.

          (f)  LTV Ratio.  At no time shall the LTV Ratio exceed the Permitted
               ---------
LTV Ratio, subject, however, to the Borrower's rights to cure pursuant to
Section 2.11(a). Failure to restore compliance with this Section 5.8(f) in accordance with Section 2.11(a) shall be an immediate Event of Default.

          (g)  Unleveraged Assets Minimum Debt Service Coverage.  As of the last
               ------------------------------------------------
day of each calendar quarter, the

Borrower shall be in compliance with the Unleveraged Assets Minimum Debt Service Coverage, subject, however, to the Borrower's rights to cure pursuant to Section 2.11(c). Failure to restore compliance with this Section 5.8(g) in accordance with Section 2.11(c) shall be an immediate Event of Default.

          SECTION 5.9.  Restriction on Fundamental Changes.  (a)  The Borrower
                        ----------------------------------
shall not enter into any merger or consolidation, unless (i) the Borrower is the surviving entity, (ii) the entity which is merged into Borrower is predominantly in the commercial real estate business, (iii) the creditworthiness of the surviving entity's long term unsecured debt or implied senior debt, as applicable, is not lower than Borrower's creditworthiness two months immediately preceding such merger and (iv) in the case of any merger where the then fair market value of the assets of the entity which is merged into the Borrower is
(a) fifteen percent (15%) or more of the Borrower's then Combined Asset Value, the Lead Agent consent thereto in writing, or (b) thirty-five percent (35%) or more of the Borrower's then Combined Asset Value, the Required Banks consent thereto in writing. The Borrower shall not liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of its business or property, whether now or hereafter acquired. No new business lines shall be created without the prior written consent of the Lead Agent (which consent shall not be unreasonably withheld or delayed), excluding any Minority Holdings in which, in aggregate, Borrower's ownership interest is less than 30% of Borrower's Combined Asset Value. Nothing in this Section shall be deemed to prohibit the sale of a portion, or the leasing of all or a portion of the Real Property Assets in the ordinary course of business.

          (b) The Borrower shall not amend its articles of incorporation, by-laws, or other organizational documents in any manner that would have a Material Adverse Effect without the Lead Agent's consent, which shall not be unreasonably withheld.

          (c) The Borrower shall deliver to Lead Agent copies of all amendments to its articles of incorporation, by-laws, or other organizational documents no less than ten (10) days after the effective date of any such amendment.

          SECTION 5.10.  Changes in Business.  The Borrower shall not enter into
                         -------------------
any business which is substantially different from that conducted by the Borrower on the Closing Date after giving effect to the transactions contemplated by the Loan Documents. The Borrower shall carry on its business operations through the Borrower and its Subsidiaries. For purposes of this Section, the activities permitted under Section 5.17 shall be considered part of the Borrower's current business.

          SECTION 5.11.  Margin Stock.  None of the proceeds of the Loan will be
                         ------------
used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

          SECTION 5.12.  Hedging Requirements.  Within five (5) Domestic
                         --------------------
Business Days after the last day of each calendar quarter, the Borrower shall have in effect "Interest Rate Hedges" on that portion of the aggregate floating rate Debt of the Borrower so that the aggregate of the Borrower's fixed rate Debt and floating rate Debt with respect to which the Borrower has entered into Interest Rate Hedges shall be equal to 50% of the then aggregate Debt of the Borrower. "Interest Rate Hedges" shall mean interest rate exchange, collar,
            --------------------
cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements, each of which (i) shall have a minimum term of two (2) years, or, in the case of loans pursuant to which interest shall accrue at a rate other than a fixed rate, a term equal to the term of such floating rate loan (to the extent the term of such floating rate loan is less than two (2) years), (ii) shall have the effect of capping the interest rates covered thereby at a rate equal to or lower than the Cap Rate at the time of purchase or execution, and (iii) shall be with an Approved Bank (which for purposes of this Section 5.12 only shall be deemed to be an entity other than an Approved Bank but with a long-term credit rating of "A" or better by S&P and "A2" or better by Moody's) as the counterparty. It is acknowledged and agreed that the Borrower shall have no obligation to replace any Interest Rate Hedge even if the counterparty thereto shall cease to be an Approved Bank. The Borrower shall submit evidence of its compliance with Interest Rate Hedges to the Lead Agent together with the certificate required to be delivered by the Borrower pursuant to Section 5.1(c).

          SECTION 5.13.  Borrower Status.  Borrower shall at all times (i)
                         ---------------
remain a publicly traded company listed on the New York Stock Exchange, and (ii) maintain its status as a self-directed and self-administered real estate investment trust under the Code.

          SECTION 5.14.  Sale of Unleveraged Assets.  Prior to the sale or
                         --------------------------
transfer of any Real Property Asset or Minority Holding with a Property Income representing more than ten percent (10%) of the Property Income of the Unleveraged Assets, the Borrower shall (i) deliver prior written notice to the Lead Agent and the Banks, (ii) deliver to the Lead Agent a certificate from its Chief Financial Officer certifying that at the time of such sale or other disposal, the Borrower is in compliance with, and expects to remain in compliance with all of the covenants contained in Sections 5.8 and 5.12 are and shall continue to be true and accurate in all respects, and (iii) in the case of an Unleveraged Asset, pay to the Lead Agent an amount equal to that required pursuant to Section 2.11(b).

          SECTION 5.15.  Liens; Release of Liens.  Neither the Borrower nor any
                         -----------------------
of its Subsidiaries shall at any time during the Term directly or indirectly create, incur, assume or permit to exist any Lien for borrowed monies or any other Lien unless the same is being contested in good faith or the same is discharged, bonded off or paid within thirty (30) days of filing of such Lien, on or with respect to any Unleveraged Asset. Notwithstanding the foregoing, Borrower may obtain a release from the terms of this Agreement of any Unleveraged Asset if, with respect to the release of any Unleveraged Asset with a Property Income representing more than ten percent (10%) of the Property Income of the Unleveraged Assets, Borrower has complied with Section 2.11(b) and prior to or simultaneously with such release (i) Borrower shall pay to the Lead Agent any amounts due pursuant to Section 2.11(b), and (ii) Borrower delivers to the Lead Agent a certificate from its Chief Financial Officer certifying that at the time of the release the Borrower is in compliance with, and expects to remain in compliance with, all of the covenants contained in Sections 5.8 and 5.12.

          SECTION 5.16.  New Acquisitions.  Borrower may use proceeds of the
                         ----------------
Loans to acquire additional Real Property Assets to be included as an Unleveraged Asset, subject to the requirements set forth below ("New
                                                                 ---
Acquisitions").  It is understood and agreed that the Borrower may also use
------------
proceeds of the Loans to acquire Real Property Assets that are not New Acquisitions and in accordance with all other terms of this Agreement. New Acquisitions to be included as Unleveraged Assets shall be (i) income producing commercial properties (x) subject to existing leases or (y) purchased in connection with sale-leaseback transactions, (ii) free of any Liens, and (iii) at a minimum, 50% leased at the time of acquisition and on average 85% leased within twelve (12) months thereafter; provided, however, that if such New Acquisition is not 85% leased within such twelve (12) months, then such New Acquisition shall not be deemed to be an Unleveraged Asset from and after the expiration of such twelve
(12) month period and until such time as such New Acquisition is 85% leased.

          SECTION 5.17.  Development Activities.  The Borrower shall not engage
                         ----------------------
in any development activities other than development of "build-to-suit" improvements pre-leased to the tenant (in connection with which the Borrower shall have no construction completion risk) except for (i) development in connection with the expansion and/or repositioning or restoration following a casualty or condemnation of existing improvements on Real Property Assets, (ii) speculative development activities; provided that in no event shall the value of the development activities described in clause (ii) exceed fifteen percent (15%) of the Borrower's Combined Asset Value, and (iii) all other build-to-suit development activities where the Borrower takes construction completion risk provided that in no event shall the value of development activity set forth in clauses (ii) and (iii) above, exceed twenty percent (20%) of the Borrower's Combined Asset Value. For purposes of this Section, the valuation of development activity shall be (i) with respect to the Borrower and its Consolidated Subsidiaries, the sum of construction in progress (or similar accounts) and that portion of land currently under development as reflected on the Borrower's balance sheet, and (ii) with respect to Minority Holdings, the product of the Borrower's investment in such Minority Holding as reflected on the Borrower's balance sheet, and a fraction, the numerator of which is the sum of construction in progress (or similar accounts) and that portion of land currently under development as reflected on such Minority Holding's balance sheet, and the denominator of which is total assets as reflected on such Minority Holding's balance sheet.

          SECTION 5.18.  Business Loans.  The Borrower acknowledges that all of
                         --------------
the Loans are business loans and no portion of the proceeds of the Loans will be used for personal, family or household purposes.

          SECTION 5.19.  No Bankruptcy Proceedings.  Each of the Borrower, the
                         -------------------------
Banks, the Lead Agent and the Co-Agents hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (i) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (ii) the Maturity Date.

                                  ARTICLE VI

                                   DEFAULTS

          SECTION 6.1.  Events of Default.  The occurrence and continuation of
                        -----------------
one or more of the following events (each, an "Event of Default") shall
                                               ----------------
constitute an event of default hereunder:

          (a) the Borrower shall fail to pay when due any principal of any Loan, or the Borrower shall fail to pay when due interest on any Loan or any fees or any other amount payable hereunder and the same shall continue for a period of two (2) Domestic Business Days;

          (b) the Borrower shall fail to observe or perform any covenant contained in Section 5.8, Section 5.9(a) or (b), or Sections 5.10 to 5.15, inclusive, and Section 5.17.

          (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to the Borrower by the Lead Agent, or if such default is of such a nature that it cannot with reasonable effort be completely remedied within said period of thirty (30) days (other than payment of any monetary amount or a default pursuant to Section 5.8(e)) such additional period of time as may be reasonably necessary to cure same, provided Borrower commences such cure within said thirty
(30) day period and diligently prosecutes same, until completion, but in no event shall such extended period exceed one hundred twenty (120) days;

          (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) The Borrower or any Consolidated Subsidiary shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Debt which is recourse to Borrower or any Consolidated Subsidiary or which is guaranteed by the Borrower or any Consolidated Subsidiary, the aggregate outstanding principal amount of which is in excess of $10,000,000 (other than the Obligations), or any Debt which is nonrecourse to Borrower and any Consolidated Subsidiary, the aggregate outstanding principal amount of which is in excess of $30,000,000 and such default shall continue beyond the giving of any required notice and the expiration of any applicable grace period and such default has not been waived, in writing, by the holder of any such Debt; or the Borrower shall default in the performance or observance of any obligation or condition with respect to any such Debt or any other event shall occur or condition exist beyond the giving of any required notice and the expiration of any applicable grace period, if the effect of such default, event or condition is to accelerate the maturity of any such indebtedness or to permit (without any further requirement of notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such indebtedness;

          (f) the Borrower or any Consolidated Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (g) an involuntary case or other proceeding shall be commenced against the Borrower or any Consolidated Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Borrower or any Consolidated Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

          (h) one or more final, non-appealable judgments or decrees in an aggregate amount of Five Million Dollars ($5,000,000) or more shall be entered by a court or courts of competent jurisdiction against the Borrower or its Consolidated Subsidiaries (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within thirty (30) days or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees;

          (i) there shall be a change in the majority of the Board of Directors of Borrower during any twelve (12) month period;

          (j) any Person (including affiliates of such Person) or "group" (as such term is defined in applicable federal securities laws and regulations) shall acquire more than thirty percent (30%) of the common shares of the Borrower;

          (k) the Borrower shall cease at any time to qualify as a real estate investment trust under the Code;

          (l) if any Termination Event with respect to a Plan shall occur as a result of which Termination Event or Events any member of the ERISA Group has incurred or may incur any liability to the PBGC or any other Person and the sum (determined as of the date of occurrence of such Termination Event) of the insufficiency of such Plan and the insufficiency of any and all other Plans with respect to which such a Termination Event shall occur and be continuing (or, in the case of a Multiple Employer Plan with respect to which a Termination Event described in clause (ii) of the definition of Termination Event shall occur and be continuing, the liability of the Borrower) is equal to or greater than $5,000,000;

          (m) if, any member of the ERISA Group shall commit a failure described in Section 402(f)(1) of ERISA or Section 412(n)(1) of the Code and the amount of the lien determined under Section 402(f)(3) of ERISA or Section 412(n)(3) of the Code that could reasonably be expected to be imposed on any member of the ERISA Group or their assets in respect of such failure shall be equal to or greater than $5,000,000;

          (n) at any time, for any reason the Borrower seeks to repudiate its obligations under any Loan Document; or

          (o) a default beyond any applicable notice or grace period under any of the other Loan Documents.

          SECTION 6.2.  Rights and Remedies.  (a) Upon the occurrence of any
                        -------------------
Event of Default described in Sections 6.1(f) or (g), the Commitment shall immediately terminate and the unpaid principal amount of, and any and all accrued interest on, the Loans and any and all accrued fees and other Obligations hereunder shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower; and upon the occurrence and during the continuance of any other Event of Default, the Lead Agent may (and upon the demand of the Required Banks shall), by written notice to the Borrower, terminate the Commitment and may (and upon the demand of the Required Banks shall), in addition to the exercise of all of the rights and remedies permitted the Lead Agent and the Banks at law or equity or under any of the other Loan Documents, declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind other than as provided in the Loan Documents (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower.

          (b) Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, the Lead Agent, and the Banks each agree that any exercise or enforcement of the rights and remedies granted to the Lead Agent or the Banks under this Agreement or at law or in equity with respect to this Agreement or any other Loan Documents shall be commenced and maintained by the Lead Agent on behalf of the Lead Agent and/or the Banks. The Lead Agent shall act at the direction of the Required Banks in connection with the exercise of any and all remedies at law, in equity or under any of the Loan Documents or, if the Required Banks are unable to reach agreement, then, from and after an Event of Default, the Lead Agent may pursue such rights and remedies as it may determine.

          SECTION 6.3.  Notice of Default.  The Lead Agent shall give notice to
                        -----------------
the Borrower under Section 6.1(c) promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof. The Lead Agent promptly will notify the Banks after becoming aware of any Default or Event of Default.

          SECTION 6.4  Actions in Respect of Letters of Credit. (a) If, at any
                       ---------------------------------------
time and from time to time, any Letter of Credit shall have been issued hereunder and an Event of Default shall have occurred and be continuing, then, upon the occurrence and during the continuation thereof, the Lead Agent may, whether in addition to the taking by the Lead Agent of any of the actions described in this Article or otherwise, make a demand upon the Borrower to, and forthwith upon such demand (but in any event within ten (10) days after such demand), the Borrower shall pay to the Lead Agent, on behalf of the Banks, in same day funds at the Lead Agent's office designated in such demand, for deposit in a special cash collateral account (the "Letter of Credit Collateral Account")
                                           -----------------------------------
to be maintained in the name of the Lead Agent (on behalf of the Banks) and under its sole dominion and control at such place as shall be designated by the Lead Agent, an amount equal to the amount of the Letter of Credit Usage under the Letters of Credit. Interest shall accrue on the Letter of Credit Collateral Account at a rate equal to the rate on overnight funds.

     (b) The Borrower hereby pledges, grants and assigns to the Lead Agent, as Lead Agent, for its benefit and for the ratable benefit of the Banks a lien on and a security interest in, the following collateral (the "Letter of Credit
                                                           ----------------
Collateral"):
----------

               (i) the Letter of Credit Collateral Account, all cash deposited therein and all certificates and instruments, if any, from time to time representing or evidencing the Letter of Credit Collateral Account;

               (ii) all notes, certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Lead Agent for or on behalf of the Borrower in substitution for or in respect of any or all of the then existing Letter of Credit Collateral;

               (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Letter of Credit Collateral; and

               (iv) to the extent not covered by the above clauses, all proceeds of any or all of the foregoing Letter of Credit Collateral.

The lien and security interest granted hereby secures the payment of all obligations of the Borrower now or hereafter existing hereunder and under any other Loan Document.

     (c) The Borrower hereby authorizes the Lead Agent for the ratable benefit of the Banks to apply, from time to time after funds are deposited in the Letter of Credit Collateral Account, funds then held in the Letter of Credit Collateral Account to the payment of any amounts, in such order as the Lead Agent may elect, as shall have become or shall become due and payable by the Borrower to the Banks in respect of the Letters of Credit.

     (d) Neither the Borrower nor any Person claiming or acting on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Letter of Credit Collateral Account, except as provided in Section 6.4(h).

     (e) The Borrower agrees that it will not (i) sell or otherwise dispose of any interest in the Letter of Credit Collateral or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Letter of Credit Collateral, except for the security interest created by this Section 6.4.

     (f)  If any Event of Default shall have occurred and be continuing:

          (i) The Lead Agent may, in its sole discretion, without notice to the Borrower except as required by law and at any time from time to time, charge, set off or otherwise apply all or any part of first, (x) amounts previously drawn on any Letter of Credit that have
        -----
not been reimbursed by the Borrower and (y) any Letter of Credit Usage described in clause (ii) of the definition thereof that are then due and payable and second, any other unpaid Obligations then due and payable against the Letter of
------
Credit Collateral Account or any part thereof, in such order as the Lead Agent shall elect. The rights of the Lead Agent under this Section 6.4 are in addition to any rights and remedies which any Bank may have.

          (ii) The Lead Agent may also exercise, in its sole discretion, in respect of the Letter of Credit Collateral Account, in addition to the other rights and remedies provided herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at that time.

     (g) The Lead Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Letter of Credit Collateral if the Letter of Credit Collateral is accorded treatment substantially equal to that which the Lead Agent accords its own property, it being understood that, assuming such treatment, the Lead Agent shall not have any responsibility or liability with respect thereto.

     (h) At such time as all Events of Default have been cured or waived in writing, all amounts remaining in the Letter of Credit Collateral Account shall be promptly returned to the Borrower. Absent such cure or written waiver, any surplus of the funds held in the Letter of Credit Collateral Account and remaining after payment in full of all of the Obligations of the Borrower hereunder and under any other Loan Document after the Maturity Date shall be paid to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

                                  ARTICLE VII

                                  THE AGENTS

          SECTION 7.1.  Appointment and Authorization.  Each Bank irrevocably
                        -----------------------------
appoints and authorizes the Lead Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Lead Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

          SECTION 7.2.  Agency and Affiliates.  Morgan shall have the same
                        ---------------------
rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Lead Agent, and Morgan and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Lead Agent hereunder, and the term "Bank" and "Banks" shall include Morgan in its individual capacities.

          SECTION 7.3.  Action by Lead Agent.  The obligations of the Lead Agent
                        --------------------
hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Lead Agent shall not be required to take any action with respect to any Default or Event of Default, except as expressly provided in Article VI.

          SECTION 7.4.  Consultation with Experts. The Lead Agent may consult
                        -------------------------
with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          SECTION 7.5.  Liability of Lead Agent.  Neither  the Lead Agent nor
                        -----------------------
any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or wilful misconduct. Neither the Lead Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Lead Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. The Lead Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) be-lieved by it to be genuine or to be signed by the proper party or parties.

          SECTION 7.6.  Indemnification.  Each Bank shall, ratably in accordance
                        ---------------
with its Commitment, indemnify the Lead Agent and its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitee's gross negligence or wilful misconduct) that such indemnitee may suffer or incur in connection with this Agreement, the other Loan Documents or any action taken or omitted by such indemnitee hereunder. In the event that the Lead Agent shall, subsequent to its receipt of indemnification payment(s) from Banks in accordance with this section, recoup any amount from the Borrower, or any other party liable therefor in connection with such indemnification, the Lead Agent shall reimburse the Banks which previously made the payment(s) pro rata, based upon the actual amounts which were theretofore
               --------
paid by each Bank. The Lead Agent shall reimburse such Banks so entitled to reimbursement within two (2) Domestic Business Days of its receipt of such funds from the Borrower or such other party liable therefor.

          SECTION 7.7.  Credit Decision.  Each Bank acknowledges that it has,
                        ---------------
independently and without reliance upon the Lead Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Lead Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

          SECTION 7.8.  Successor Lead Agent.  The Lead Agent may resign at any
                        --------------------
time by giving notice thereof to the Banks, the Borrower and each other and the Lead Agent shall resign in the event its Commitment is reduced to zero. In addition, the Required Banks shall have the right to remove the Lead Agent if at any time the Lead Agent shall commit gross negligence or willful misconduct. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Lead Agent, which successor Lead Agent shall, provided no Event of Default has occurred and is then continuing, be subject to Borrower's approval, which approval shall not be unreasonably withheld or delayed. If no successor Lead Agent shall have been so appointed by the Required Banks and approved by the Borrower, and shall have accepted such appointment, within 30 days after the retiring Lead Agent gives notice of resignation or after any such removal, then the retiring or removed Lead Agent may, on behalf of the Banks, appoint a successor Lead Agent, which shall be the Lead Agent who shall act until the Required Banks shall appoint a Lead Agent. Upon the acceptance of its appointment as the Lead Agent hereunder by a successor Lead Agent, such successor Lead Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Lead Agent, and the retiring Lead Agent shall be discharged from its duties and obligations hereunder. After any retiring Lead Agent's resignation or removal hereunder, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Lead Agent. In addition, if Morgan Guaranty Trust Company of New York ("Morgan"), as Lead Agent, shall at any time hold
                      ------
Commitments equal to less than $10,000,000 in the aggregate, it shall promptly notify the Banks and the Borrower thereof and shall offer to resign as Lead Agent. If such offer shall be accepted by the Required Banks (for this purpose only, Morgan shall be deemed to have accepted its own offer to resign), a successor Lead Agent shall be appointed in accordance with this Section 7.8.

          SECTION 7.9. Financial Covenants. The Lead Agent shall monitor and
                       -------------------
confirm all financial calculations made by the Borrower contained in the officer's certificate which shall be delivered by the Borrower pursuant to
Section 5.1 hereof within five (5) days after the Lead Agent's receipt thereof. If the Lead Agent finds any calculation to be incorrect or believes that an Event of Default shall have occurred, the Lead Agent shall notify the Borrower and the Banks thereof, within two (2) Domestic Business Days after such determination.

          SECTION 7.10. Receipt of Notices. All notices, reports and information
                        ------------------
received by the Lead Agent with respect to the Borrower and not otherwise delivered to the Banks by the Borrower, shall be delivered to the Banks within one (1) Domestic Business Day of the Lead Agent's receipt thereof.

                                 ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES

          SECTION 8.1.  Basis for Determining Interest Rate Inadequate or
                        -------------------------------------------------
Unfair.  If on or prior to the first day of any Interest Period for any Euro-
------
Dollar Borrowing, CD Borrowing or Money Market Borrowing:

     (a) the Lead Agent is advised by the Reference Bank that deposits in dollars (in the applicable amounts) are not being offered to the Reference Bank in the relevant market for such Interest Period, or

     (b) in the case of CD Borrowings or Euro-Dollar Borrowings, Banks having 50% or more of the aggregate principal amount of the affected loans advise the Lead Agent that the Adjusted London Interbank Offered Rate or the Adjusted CD Rate, as the case may be, as determined by the Lead Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans or CD Loans for such Interest Period, the Lead Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Lead Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to continue or convert outstanding Loans as or into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Lead Agent at least two Domestic Business Days before the date of any Euro-Dollar Borrowing, CD Borrowing or Money Market LIBOR Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

          SECTION 8.2.  Illegality.  If, on or after the date of this Agreement,
                        ----------
the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans, CD Loans or Money Market Loans or to issue any Letter of Credit as a Fronting Bank or to participate in any Letter of Credit issued by a Fronting Bank, the Lead Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Lead Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make or convert Euro-Dollar Loans, CD Loans or Money Market Loans or to issue Letters of Credit shall be suspended. With respect to Euro-Dollar Loans or Money Market LIBOR Loans, before giving any notice to the Lead Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans, CD Loans or Money Market LIBOR Loans (as the case may be) to maturity and shall so specify in such notice, the Borrower shall be deemed to have delivered a Notice of Interest Rate Election and such Euro-Dollar Loan, CD Loan or Money Market LIBOR Loan (as the case may be) shall be converted as of such date to a Base Rate Loan (without payment of any amounts that Borrower would otherwise be obligated to pay pursuant to Section 2.14 hereof with respect to Loans converted pursuant to this
Section 8.2) and, in the case of Euro-Dollar Loans, in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans or CD Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

          If at any time, it shall be unlawful or impossible for any Bank to make, maintain or fund its Euro-Dollar Loans and CD Loans, the Borrower shall have the right, upon five (5) Domestic Business Day's notice to the Lead Agent, to either (x) cause a bank, reasonably acceptable to the Lead Agent, to offer to purchase the Commitments of such Bank for an amount equal to such Bank's outstanding Loans, and to become a Bank hereunder, which offer such Bank is hereby required to accept, or (y) to repay in full all Loans then outstanding of such Bank, together with interest and all other amounts due thereon, upon which event, such Bank's Commitments shall be deemed to be cancelled pursuant to Section 2.12(d).

          SECTION 8.3.  Increased Cost and Reduced Return.
                        ---------------------------------

          (a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Euro-Dollar Loan any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.8), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Euro-Dollar Loans, CD Loans or Money Market LIBOR Loans, its Note or its obligation to make such Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any such Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Lead Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have reasonably determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount reasonably deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Lead Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

          (c) Each Bank will promptly notify the Borrower, the Lead Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of demonstrable error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          (d)  If at any time, any Bank shall be owed amounts pursuant to this
Section 8.3, unless such Bank shall elect to waive the right to be paid the same, the Borrower shall have the right, upon five (5) Domestic Business Day's notice to the Lead Agent to either (x) cause a bank, reasonably acceptable to the Lead Agent, to offer to purchase the Commitments of such Bank for an amount equal to such Bank's outstanding Loans, and to become a Bank hereunder, which offer such Bank is hereby required to accept, or (y) to repay in full all Loans then outstanding of such Bank, together with interest and all other amounts due thereon, upon which event, such Bank's Commitment shall be deemed to be cancelled pursuant to Section 2.12(d).

          SECTION 8.4.  Taxes.
                        -----

          (a) Any and all payments by the Borrower to or for the account of any Bank, the Lead Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the
                                  ---------
Lead Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Lead Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any
                -----
Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit or participation therein to any Bank, the Fronting Bank or the Lead Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.4) such Bank or the Lead Agent receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Lead Agent, at its address referred to in Section 9.1, the original or a certified copy of a receipt evidencing payment thereof.

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or Letter of Credit or participation therein or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (hereinafter referred to as "Other Taxes").
       -----------

          (c) The Borrower agrees to indemnify each Bank, and the Lead Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.4) paid by such Bank or the Lead Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 15 days from the date such Bank or the Lead Agent (as the case may be) makes demand therefor.

          (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.4(a).

          (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(a) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which
                                    --------  -------
is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

          (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.4, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

          SECTION 8.5.  Base Rate Loans Substituted for Affected Euro-Dollar
                        ----------------------------------------------------
Loans.  If (i) the obligation of any Bank to make, or convert outstanding Loans
-----
to, Euro-Dollar Loans has been suspended pursuant to Section 8.2 or (ii) any Bank has demanded compensation under Section 8.3 or 8.4 with respect to its CD Loans or Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Lead Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

          (a) Borrower shall be deemed to have delivered a Notice of Interest Rate Election with respect to such affected Euro-Dollar Loans or CD Loans and thereafter all Loans which would otherwise be made (or continued as or converted into, as the case may be) by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans or CD Loans of the other Banks) unless the Borrower shall deliver a Notice of Interest Rate Election specifying CD Loans, and

          (b) after each of its Euro-Dollar Loans or CD Loans (as the case may be) has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Loans shall be applied to repay its Base Rate Loans instead, and

          (c) Borrower will not be required to make any payment which would otherwise be required by Section 2.14 with respect to such Euro-Dollar Loans or CD Loans converted to CD Loans or Base Rate Loans pursuant to clause (a) above.

                                  ARTICLE IX

                                 MISCELLANEOUS


          SECTION 9.1.  Notices.  All notices, requests and other communications
                        -------
to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission followed by telephonic confirmation or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Lead Agent, at its address, telex number or facsimile number set forth on the signature pages hereof with a duplicate copy thereof, in the case of the Borrower, to the Borrower, at One Embarcadero Center, 33/rd/ Floor, San

Francisco, CA 94111, Attn.: A. William Stein, (y) in the case of any Bank, at its address, telex number or facsimile number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address, telex number or facsimile number as such party may hereafter specify for the purpose by notice to the Lead Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the telex number or facsimile number specified in this Section and the appropriate answerback or facsimile confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by a nationally recognized overnight carrier, 24 hours after such communication is deposited with such carrier with postage prepaid, or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Lead Agent under
                                   --------
Article II or Article VIII shall not be effective until received.

          SECTION 9.2.    No Waivers.  No failure or delay by the Lead Agent or
                          ----------
any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 9.3.    Expenses; Indemnification.
                          -------------------------

          (a) The Borrower shall pay (i) all reasonable out-of-pocket costs and expenses of the Lead Agent (including reasonable fees and disbursements of special counsel Skadden, Arps, Slate, Meagher & Flom LLP and, in connection with the preparation of this Agreement, the Loan Documents and the documents and instruments referred to therein, or any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder) and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Lead Agent and each Bank, including fees and disbursements of counsel for the Lead Agent and each of the Banks, in connection with the enforcement of the Loan Documents and the instruments referred to therein and such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

          (b) The Borrower agrees to indemnify the Lead Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all
 ----------
liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee but excluding those liabilities, losses, damages, costs and expenses incurred solely by reason of the gross negligence or wilful misconduct of any Indemnitee as finally determined by a court of competent jurisdiction, as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan Documents or the execution, delivery or performance of any Loan Document, (ii) any violation by the Borrower or the Environmental Affiliates of any applicable Environmental Law, (iii) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Borrower or any of the Environmental Affiliates, including, without limitation, all on-site and off-site activities involving Materials of Environmental Concern, (iv) the breach of any environmental representation or warranty set forth herein, (v) the grant to the Lead Agent, and the Banks of any Lien in any property or assets of the Borrower or any stock or other equity interest in the Borrower, and (vi) the exercise by the Lead Agent and the Banks of their rights and remedies (including, without limitation, foreclosure) under any agreements creating any such Lien. The Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

          SECTION 9.4.    Sharing of Set-Offs.  In addition to any rights now or
                          -------------------
hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, but subject to the prior consent of the Lead Agent, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations of the Borrower then due and payable to such Bank under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations purchased by such Bank. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it or Letter of Credit issued by it (in its capacity as a Fronting Bank) or participation therein which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank or Letter of Credit issued by such other Bank (in its capacity as a Fronting Bank) or participated in by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in
                                                    --------
this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have to any deposits not received in connection with the Loans and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation. Notwithstanding anything to the contrary contained herein, any Bank may, by separate agreement with the Borrower, waive its right to set off contained herein or granted by law and any such written waiver shall be effective against such Bank under this Section 9.4.

          SECTION 9.5.    Amendments and Waivers. Any provision of this
                          ----------------------
Agreement or the Notes or other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Lead Agent are affected thereby, by the Lead Agent); provided that no such amendment or waiver
                                      --------
with respect to this Agreement, the Notes or any other Loan Documents shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (v) modify the provisions of Section 9.15, (vi) permit Liens on the Unleveraged Assets, or
(vii) modify the provisions of this Section 9.5. From and after an Event of Default, the Lead Agent shall act in accordance with the provisions of Section 6.2(b). Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Designating Lender on behalf of its Designated Lender affected thereby, (a) subject such Designated Lender to any additional obligations, (b) reduce the principal of, interest on, or other amounts due with respect to, the Designated Lender Note made payable to such Designated Lender, or (c) postpone any date fixed for any payment of principal of, or interest on, or other amounts due with respect to the Designated Lender Note made payable to the Designated Lender. In addition, no such amendment or waiver shall, unless signed by the Swing Lenders and each other Bank affected thereby, increase the Swing Loan Commitment, postpone the date fixed for the termination of the Swing Loan Commitment or otherwise affect any of its rights or obligations hereunder relating to the Swing Loan Commitment or the Swing Loans.

          SECTION 9.6.    Successors and Assigns.
                          ----------------------

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement or the other Loan Documents without the prior written consent of all Banks and the Lead Agent. The Lead Agent and the Banks shall not assign their respective interests under this Agreement except as set forth in Section 7.8 (with respect to the Lead Agent) and this Article IX (with respect to the Banks).

          (b) Any Bank may at any time grant (i) prior to the occurrence of an Event of Default, to one or more banks or other financial institutions and (ii) after the occurrence and during the continuation of an Event of Default or in the case of a participation in any Money

Market Loan, to any Person in any amount (in each case, a "Participant")
                                                           -----------
participating interests in its Commitment or any or all of its Loans. Any participation made during the continuation of an Event of Default shall not be affected by the subsequent cure or waiver of such Event of Default. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Lead Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Lead Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such
                --------
Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii), (iv) or (v) of Section 9.5 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign (i) prior to the occurrence of an Event of Default to one or more banks or other financial institutions in minimum amounts of not less than $10,000,000 (or any lesser amount in the case of assignments to an existing Bank) and (ii) after the occurrence and during the continuation of an Event of Default, to any Person (in each case, an "Assignee")
                                                                      --------
all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit "B" hereto executed by such
                                       -----------
Assignee and such transferor Bank, and, prior to the occurrence of an Event of Default, with (and subject to) the consent of the Borrower and the Lead Agent, which consent shall not be unreasonably withheld or delayed; provided that if an
                                                             --------
Assignee is an affiliate of such transferor Bank, no such consent shall be required, provided that if the transferor Bank has a rating as of the date of such assignment of A or better, such affiliate shall have a rating of at least A and with respect to all other Banks, the rating of such affiliate's senior unsecured indebtedness shall be at least investment grade at such time (although nothing contained in this Agreement shall limit that right of any Bank to assign its interest herein as aforesaid to any successor by merger or consolidation); and provided further that, upon the occurrence and during the continuation of an
----------------
Event of Default, a Bank may assign its interest herein to any affiliate, regardless of rating and furthermore, that Borrower's consent to an Assignee will not be required. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and no further consent or action by any party shall be required and the transferor Bank shall be released from its obligations hereunder to a corresponding extent. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Lead Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Lead Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Lead Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4. Any assignment made during the continuation of an Event of Default shall not be affected by any subsequent cure or waiver of such Event of Default.

          (d) Any Bank (each, a "Designating Lender") may at any time designate
                                 ------------------
one Designated Lender to fund Money Market Loans on behalf of such Designating Lender subject to the terms of this Section 9.6(d) and the provisions in Section 9.6(b) and (c) shall not apply to such designation. No Bank may designate more than one (1) Designated Lender. The parties to each such designation shall execute and deliver to the Lead Agent for its acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Lead Agent will accept such Designation Agreement and will give prompt notice thereof to the Borrower, whereupon, (i) the Borrower shall execute and deliver to the Designating

Bank a Designated Lender Note payable to the order of the Designated Lender,
(ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right (subject to the provisions of Section 2.3(b)) to make Money Market Loans on behalf of its Designating Lender pursuant to Section 2.3 after the Borrower has accepted a Money Market Loan (or portion thereof) of the Designating Lender (but before such Money Market Loan has been made), and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrower, the Co-Agents and the Banks for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 7.6 hereof and any sums otherwise payable to the Borrower by the Designated Lender. Each Designating Lender shall serve as the administrative agent of the Designated Lender and shall on behalf of, and to the exclusion of, the Designated Lender: (i) receive any and all payments made for the benefit of the Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as administrative agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding upon the Designated Lender to the same extent as if signed by the Designated Lender on its own behalf. The Borrower, the Lead Agent, the Co-Agents and the Banks may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender or otherwise in accordance with the provisions of Section
9.6 (b) and (c).

          (e) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (f) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          SECTION 9.7.    Collateral.  Each of the Banks represents to the Lead
                          ----------
Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

          SECTION 9.8.    Governing Law; Submission to Jurisdiction.  (a) THIS
                          -----------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

          (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth below. The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Lead Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

          SECTION 9.9.    Marshalling; Recapture.  Neither of the Lead Agent nor
                          ----------------------
any Bank shall be under any obligation to marshall any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent any Bank receives any payment by or on behalf of the Borrower in connection with this Agreement, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Bank as of the date such initial payment, reduction or satisfaction occurred.

          SECTION 9.10.   Counterparts; Integration; Effectiveness.  This
                          ----------------------------------------
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Lead Agent and the Borrower of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Lead Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          SECTION 9.11.   WAIVER OF JURY TRIAL.  EACH OF THE BORROWER, THE LEAD
                          --------------------
AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 9.12.   Survival.  All indemnities set forth herein shall
                          --------
survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder.

          SECTION 9.13.   Domicile of Loans.  Each Bank may transfer and carry
                          -----------------
its Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of such Bank.

          SECTION 9.14.   Limitation of Liability.  No claim may be made by the
                          -----------------------
Borrower or any other Person acting by or through Borrower against the Lead Agent or any Bank or the affiliates, directors, officers, employees, attorneys or agent of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          SECTION 9.15.   Recourse Obligation. This Agreement and the
                          -------------------
Obligations hereunder are fully recourse to the Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, or agreement contained in this Agreement shall be had against any officer, director, shareholder or employee of the Borrower except in the event of fraud or misappropriation of funds on the part of such officer, director, shareholder or employee.

          SECTION 9.16.   Confidentiality.  The Lead Agent  and the Banks each
                          ---------------
agree (on behalf of themselves and each of their affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound practices, any non-public information supplied to them by the Borrower or its agents pursuant to this Agreement which is identified by the Borrower as being confidential at the time the same is delivered to the Lead Agent or a Bank, as applicable, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for the Lead Agent or a Bank, (iii) to examiners, auditors or accountants (provided that with respect to such auditors or accountants only, they agree to be bound by the restrictions set forth in this
Section 9.16) or, (iv) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees to be bound by these provisions. None of the Lead Agent or the Banks shall be deemed to have breached this Section 9.16 if a prohibited disclosure of confidential information by such party is inadvertent.

          SECTION 9.17.   Legal Rate. Notwithstanding anything in this Credit
                          ----------
Agreement or any Loan Document to the contrary, if at any time the interest rate applicable to the Notes, together with all fees and charges which are treated as interest under applicable law (collectively, the "Charges"), as provided for
                                                     -------
in this Credit Agreement or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by the Lead Agent, on behalf of the Banks, shall exceed the maximum lawful rate (the "Legal Rate") which may be contracted for, charged, taken, received or
      ----------
reserved by the Lead Agent, on behalf of the Banks in accordance with applicable law, the rate of interest payable under such Notes, together with all Charges payable, shall be limited to the Legal Rate and any interest or Charges not so charged, taken, received or reserved by Lead Agent, on behalf of the Banks at such time shall be spread, prorated or amortized over the term of such Notes to the fullest extent permitted by law.

          SECTION 9.18.   Additional Commitment. (a) The Borrower shall have the
                          ---------------------
right to request that the Lead Agent obtain additional Commitments in the aggregate amount of up to One Hundred Fifty Million Dollars ($150,000,000)(the "Additional Commitment"), but in no event in an amount less than Seventy Five
 ---------------------
Million Dollars ($75,000,000) in the aggregate, which request shall be made by the Borrower by giving written notice (each, an "Additional Commitment Notice")
                                                 ----------------------------
to the Lead Agent. The Borrower may deliver an Additional Commitment Notice to the Lead Agent not more frequently than once every six (6) months until such time as the aggregate Additional Commitment has been obtained. Upon the approval of the Required Banks to such request, the Lead Agent shall use its best efforts, with the assistance of the Borrower, to arrange a syndicate of Banks with Commitments (not including the initial Commitment), aggregating the requested Additional Commitment on or before the date which is 90 days after the Additional Commitment Notice was received by the Lead Agent. If any Bank shall not accept such additional amount within ten (10) days after receipt of an offer from the Lead Agent therefor, prior to commencing syndication, the Lead Agent shall submit a list of proposed bank syndicate members to the Borrower for its review and approval, which approval shall not be unreasonably withheld or delayed. From and after the Syndication Expiration Date, the Agent shall have no further obligation to syndicate the Facility or to obtain or accept any additional Commitments with respect to the requested Additional Commitment. For purposes hereof, the "Syndication Expiration Date" means the
                      ---------------------------
date which is 90 days after the applicable Additional Commitment Notice was received by the Agent.

          (b) Effective as of the closing of the Additional Commitment, during the remainder of the Term, the Borrower shall pay to the Lead Agent for the account of the Banks ratably in proportion to their respective Additional Commitments, a fee equal to .05% per annum on the amount of the Additional Commitment (the "Increase Facility Fee"). The Increase Facility Fee shall be
                 ---------------------
payable in arrears on each January 1, April 1, July 1 and October 1.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                             TRINET CORPORATE REALTY TRUST, INC.



                                             By: [SIGNATURE ILLEGIBLE]
                                                --------------------------------
                                                Name:
                                                     Title:

                                            Facsimile number:  (415) 391-6259
                                            Address:   One Embarcadero Center
                                                       33/rd/ Floor
                                                       San Francisco, CA 94111
                                                       Attn: Chief Financial
                                                             Officer

Commitments
-----------

$30,000,000              MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK, as Bank and as Swing
                         Lender


                         By: /s/ Timothy O'Donovan
                            --------------------------
                         Name:   Timothy O'Donovan
                         Title:  Vice President

TriNet Corporate Realty
Unsecured Revolver

$27,000,000           BANKERS TRUST COMPANY, as Co-Agent and as a Bank


                      By: /s/ Steven P Lapham
                         -----------------------------
                      Name:   Steven P Lapham
                      Title:  V. P.

$27,000,000              DRESDNER BANK AG, NEW YORK AND
                         BRANCHES GRAND CAYMAN



                         By: /s/ John M. Sweeney
                            ------------------------------
                         Name:   JOHN M. SWEENEY
                         Title:  ASSISTANT VICE PRESIDENT


                         By:  /s/ Beverley G. Casom
                            ------------------------------
                         Name:    BEVERLEY G. CASOM
                         Title:   VICE PRESIDENT

$27,000,000           THE FIRST NATIONAL BANK OF CHICAGO

                      By: /s/ Michael A. Parisi
                         -------------------------------
                      Name:   MICHAEL A. PARISI
                      Title:  CORPORATE BANKING OFFICER

$27,000,000           NATIONSBANK, N.A.

                      By: /s/ Laurence C. Hughes
                         -------------------------------
                      Name:   Laurence C. Hughes
                      Title:  Vice President

$27,000,000           PNC BANK, NATIONAL ASSOCIATION

                      By: /s/ David Mar?ens
                         -------------------------------
                      Name:   DAVID MAR?ENS
                      Title:  VICE PRESIDENT

$23,000,000           AMSOUTH BANK

                      By: /s/ Steven R Chester
                         -------------------------------
                      Name:   Steven R Chester
                      Title:  Assistant Vice President

$23,000,000           BANK OF AMERICA NATIONAL TRUST AND
                      SAVINGS ASSOCIATION

                      By: /s/ Mark Gregor-Pearse
                         --------------------------------
                      Name:   Mark Gregor-Pearse
                      Title:  Vice President

$22,000,000           BANK OF MONTREAL, CHICAGO BRANCH

                      By: /s/ Jeffrey T. Forsythe
                         --------------------------------
                      Name:  JEFFREY T. FORSYTHE
                      Title: DIRECTOR

$23,000,000           FIRST UNION NATIONAL BANK

                      By: /s/ Daniel J. Sullivan
                         --------------------------------
                      Name:    DANIEL J. SULLIVAN
                      Title:   DIRECTOR

$23,000,000           UNION BANK OF SWITZERLAND, NEW YORK
                      BRANCH

                      By: /s/ Howard Margolis
                         --------------------------------
                      Name:   HOWARD MARGOLIS
                      Title:  VICE PRESIDENT,
                              REAL ESTATE FINANCE

                      By: /s/ Tiffanie Fisher
                         --------------------------------
                      Name:   Tiffanie Fisher
                      Title:  Vice President

$22,000,000           KEY BANK NATIONAL ASSOCIATION
                       (f/k/a Society Bank)


                      By: /s/ Matthew Lituch
                         --------------------------------
                      Name:   Matthew Lituch
                      Title:  SVP, District Manager

$17,000,000           THE INDUSTRIAL BANK OF JAPAN,
                      LIMITED, LOS ANGELES AGENCY

                      By: /s/ Takeshi Kubo
                         --------------------------------
                      Name:   Takeshi Kubo
                      Title:  Vice President

$17,000,000           COMMERZBANK AKTIENGESELLSCHAFT,
                      LOS ANGELES BRANCH

                      By: /s/ Sandra K. Brinkert
                         -------------------------
                      Name:  SANDRA K. BRINKERT
                      Title: VICE PRESIDENT

                      By: /s/ Christine H. Finkel
                         -------------------------
                      Name:  Christine H. Finkel
                      Title: Assistant Vice President

$15,000,000           BANQUE NATIONALE DE PARIS

                      By: /s/ Debra Wright    /s/ Jennifer Y. Cho
                         -----------------------------------------
                      Name:  Debra Wright         Jenifer Y. Cho
                      Title: Vice President       Vice President

Total Commitments
-----------------

$350,000,000

                      MORGAN GUARANTY TRUST COMPANY
                      OF NEW YORK, as Lead Agent


                      By: /s/ Timothy O'Donovan
                         ---------------------------
                         Name: Timothy O'Donovan
                          Title: Vice President
                          c/o J.P. Morgan Services Inc.
                          500 Stanton Christiana Road
                          Newark, DE 19713-2107
                          Attention: Nancy K. Dunbar
                          Telecopy:  (302) 634-4222

                      DOMESTIC AND EURO-CURRENCY
                      LENDING OFFICE:
                      c/o J.P. Morgan Services Inc.
                      500 Stanton Christiana Road
                      Newark, DE  19713-2107
                      Attention: Kevin M. McCann
                      Telecopy:  (302) 634-1852/1872

                                                                     EXHIBIT A-1

                                     NOTE

                                                              New York, New York

                                                                 ___June 1, 1998

          For value received, TriNet Corporate Realty Trust, Inc., a Maryland corporation (the "Borrower"), promises to pay to the order of ____________ (the
                  --------
"Bank"), for the account of its Applicable Lending Office, the unpaid principal
 ----
amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date (as such term is defined in the Credit Agreement). The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

          All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation
             --------
or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This note is one of the Notes referred to in, and is delivered pursuant to and subject to all of the terms of, the Third Amended and Restated Revolving Credit Agreement dated as of June 1, 1998 among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Lead Agent (as the same may be amended from time to time, the "Credit Agree-
 -------------
ment").  Terms defined in the Credit Agreement are used herein with the same
----
meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. The Borrower waives presentment, demand, protest and notice of protest and non-payment of this Note.

          This Note and the Obligations hereunder are fully recourse to the Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, or condition contained in this Note shall be had against any officer, director, shareholder or employee of the Borrower except in the event of fraud or misappropriation of funds on the part of such officer, director, shareholder or employee.

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to the conflict of laws principals thereof.


                                             TRINET CORPORATE REALTY
                                             TRUST, INC.


                                             By: ______________________
                                                 Name:
                                                 Title:

                        LOANS AND PAYMENTS OF PRINCIPAL

__________________________________________________________

                              Amount of
        Amount of   Type of   Principal    Maturity   Notation
Date       Loan       Loan      Repaid       Date     Made By
---------------------------------------------------------------

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

                                                                     EXHIBIT A-2

                                     NOTE

                                                              New York, New York

                                                                    June 1, 1998

          For value received, TriNet Corporate Realty Trust, Inc., a Maryland corporation (the "Borrower"), promises to pay to the order of ____________ (the
                  --------
"Bank"), for the account of its Applicable Lending Office, the unpaid principal
 ----
amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date (as such term is defined in the Credit Agreement). The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

          All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation
             --------
or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This note is one of the Designated Lender Notes referred to in, and is delivered pursuant to and subject to all of the terms of, the Third Amended and Restated Revolving Credit Agreement dated as of June 1, 1998 among the Borrower, the banks listed on the signature pages thereof, and Morgan Guaranty Trust Company of New York, as Lead Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used
           ----------------
herein with the same meanings. Reference is made to the Credit Agreement for provisions for the

                                     A1-1
prepayment hereof and the acceleration of the maturity hereof. The Borrower waives presentment, demand, protest and notice of protest and non-payment of this Note.

          This Note and the Obligations hereunder are fully recourse to the Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, or condition contained in this Note shall be had against any officer, director, shareholder or employee of the Borrower except in the event of fraud or misappropriation of funds on the part of such officer, director, shareholder or employee.

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to the conflict of laws principals thereof.

                                             TRINET CORPORATE REALTY
                                             TRUST, INC.


                                             By: ______________________
                                                 Name:
                                                 Title:

                                     A1-2

                        LOANS AND PAYMENTS OF PRINCIPAL


____________________________________________________________________

                                      Amount of
          Amount of      Type of      Principal     Maturity     Notation
Date            Loan        Loan          Repaid         Date       Made By
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                     A1-3

                                                                     EXHIBIT A-3



                                 SWING LOAN NOTE


$15,000,000                                                 New York, New York

                                                            ________ __, 1998


        For value received, TriNet Corporate Realty Trust, Inc., a Maryland corporation (the "Borrower"), promises to pay to the order of ____________ (the
                  --------
"Bank"), for the account of its Applicable Lending Office, the unpaid principal
 ----
amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date (as such term is defined in the Credit Agreement). The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

          All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation
             --------
or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This note is one of the Notes referred to in, and is delivered pursuant to and subject to all of the terms of, the Third Amended and Restated Revolving Credit Agreement dated as of June 1, 1998 among the Borrower, the banks listed on the signature pages thereof, and Morgan Guaranty Trust Company of New York, as Lead Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with
-----------------
the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. The Borrower

                                     A1-4
waives presentment, demand, protest and notice of protest and non-payment of this Note.

          This Note and the Obligations hereunder are fully recourse to the Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, or condition contained in this Note shall be had against any officer, director, shareholder or employee of the Borrower except in the event of fraud or misappropriation of funds on the part of such officer, director, shareholder or employee.

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to the conflict of laws principals thereof.


                                     TRINET CORPORATE REALTY
                                     TRUST, INC.


                                     By: ______________________
                                         Name:
                                         Title:

                                     A1-5

                        LOANS AND PAYMENTS OF PRINCIPAL


_________________________________________________________________________

                                        Amount of
           Amount of      Type of       Principal      Maturity      Notation
Date            Loan          Loan          Repaid          Date        Made By
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                     A1-6

                                                                       EXHIBIT B
                                                                       ---------


                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

               TRANSFER SUPPLEMENT (this "Transfer Supplement") dated as of
                                          -------------------
_________, 199_ between ______________________ (the "Assignor") and
                                                     --------
_________________ having an address at ______________ (the "Purchasing Bank").
                                                            ---------------


                             W I T N E S S E T H:
                             - - - - - - - - - -


               WHEREAS, the Assignor has made loans to TriNet Corporate Realty Trust, Inc., a Maryland corporation(the "Borrower"), pursuant to the Third
                                         --------
Amended and Restated Revolving Credit Agreement, dated as of June 1, 1998 (as the same may be amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"), among the Borrower, the banks party thereto,
             -----------------
and Morgan Guaranty Trust Company of New York, as Lead Agent. All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement;

               WHEREAS, the Purchasing Bank desires to purchase and assume from the Assignor, and the Assignor desires to sell and assign to the Purchasing Bank, certain rights, title, interest and obligations under the Credit Agreement;

               NOW, THEREFORE, IT IS AGREED:

          1. In consideration of the amount set forth in the receipt (the "Receipt") given by Assignor to Purchasing Bank of even date herewith, and
--------
transferred by wire to Assignor, the Assignor hereby assigns and sells, without recourse, representation or warranty except as specifically set forth herein, to the Purchasing Bank, and the Purchasing Bank hereby purchases and assumes from the Assignor, a __% interest (the "Purchased Interest") of the Loans
                                   ------------------
constituting a portion of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) including, without limitation, such percentage interest of the Assignor in any Loans owing to the Assignor, any Note held by the Assignor, any Loan Commitment of the Assignor and any other interest of the Assignor under any of the Loan Documents.

          2. The Assignor (i) represents and warrants that as of the date hereof the aggregate outstanding principal amount of its share of the Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $_________

___; (ii) represents and warrants that it is the legal and beneficial owner of the interests being assigned by it hereunder and that such interests are free and clear of any adverse claim; (iii) represents and warrants that it has not received any notice of Default or Event of Default from the Borrower; (iv) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations (or the truthfulness or accuracy thereof) made in or in connection with the Credit Agreement, or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, or the other Loan Documents or any other instrument or document furnished pursuant thereto; and (v) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or the other Loan Documents or any other instrument or document furnished pursuant thereto. Except as specifically set forth in this Paragraph 2, this assignment shall be without recourse to Assignor.

     3. The Purchasing Bank (i) confirms that it has received a copy of the Credit Agreement, and the other Loan Documents, together with such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Transfer Supplement and to become a party to the Credit Agreement, and has not relied on any statements made by Assignor or Skadden, Arps, Slate, Meagher & Flom; (ii) agrees that it will, independently and without reliance upon any of the Lead Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and will make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement, and the other Loan Documents; (iii) appoints and authorizes the Lead Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; (iv) agrees that it will be bound by and perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (v) specifies as its address for notices and lending office, the office set forth beneath its name on the signature page hereof; (vi) it has full power and authority to execute and deliver, and perform under, this Transfer Supplement, and all necessary corporate and/or partnership action has been taken to authorize, and all approvals and consents have been obtained for, the execution, delivery and performance thereof; (vii) this Transfer Supplement constitutes its legal, valid and binding obligation enforceable in accordance with its terms; and (viii) the interest being assigned hereunder is being acquired by it for its own account, for investment purposes only and not with a view to the public distribution thereof and without any present intention of its resale in either case that would be in violation of applicable securities laws.

        4. This Transfer Supplement shall be effective on the date (the "Effective Date") on which all of the following have occurred (i) it shall have
 --------------
been executed and delivered by the parties hereto, (ii) copies hereof shall have been delivered to the Lead Agent and the Borrower, and (iii) the Purchasing Bank shall have paid to the Assignor the agreed purchase price as set forth in the Receipt.

        5. On and after the Effective Date, (i) the Purchasing Bank shall be a party to the Credit Agreement and, to the extent provided in this Transfer Supplement, have the rights and obligations of a Bank thereunder and be entitled to the benefits and rights of the Banks thereunder and (ii) the Assignor shall, to the extent provided in this Transfer Supplement as to the Purchased Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

        6. From and after the Effective Date, the Assignor shall cause the Lead Agent to make all payments under the Credit Agreement, and the Notes in respect of the Purchased Interest assigned hereby (including, without limitation, all payments of principal, fees and interest with respect thereto and any amounts accrued but not paid prior to such date) to the Purchasing Bank.

        7. This Transfer Supplement may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

        8. Assignor hereby represents and warrants to Purchasing Bank that it has made all payments demanded to date by Morgan Guaranty Trust Company of New York ("Morgan") as Lead Agent in connection with the Assignor's pro rata share
       ------
of the obligation to reimburse the Agent for its expenses. In the event Morgan, as Lead Agent, shall demand reimbursement for fees and expenses from Purchasing Bank for any period prior to the Effective Date, Assignor hereby agrees to promptly pay Morgan, as Lead Agent, such sums directly, subject, however, to Paragraph 12 hereof.

        9. Assignor will, at the cost of Assignor, and without expense to Purchasing Bank, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, assignments, notices of assignments, transfers and assurances as Purchasing

Bank shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Purchasing Bank the property and rights hereby given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, assigned and/or intended now or hereafter so to be, on which Assignor may be or may hereafter become bound to convey or assign to Purchasing Bank, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording this Agreement.

        10. The parties agree that no broker or finder was instrumental in bringing about this transaction. Each party shall indemnify, defend the other and hold the other free and harmless from and against any damages, costs or expenses (including, but not limited to, reasonable attorneys' fees and disbursements) suffered by such party arising from claims by any broker or finder that such broker or finder has dealt with said party in connection with this transaction.

        11. Subject to the provisions of Paragraph 12 hereof, if, with respect to the Purchased Interest only, Assignor shall on or after the Effective Date receive (a) any cash, note, securities, property, obligations or other consideration in respect of or relating to the Loan or the Loan Documents or issued in substitution or replacement of the Loan or the Loan Documents, (b) any cash or non-cash consideration in any form whatsoever distributed, paid or issued in any bankruptcy proceeding in connection with the Loan or the Loan Documents or (c) any other distribution (whether by means of repayment, redemption, realization of security or otherwise), Assignor shall accept the same as Purchasing Bank's agent and hold the same in trust on behalf of and for the benefit of Purchasing Bank, and shall deliver the same forthwith to Purchasing Bank in the same form received, with the endorsement (without recourse) of Assignor when necessary or appropriate. If the Assignor shall fail to deliver any funds received by it within the same Business Day of receipt, unless such funds are received by Assignor after 4:00 p.m., Eastern Standard Time, then the following business day after receipt, said funds shall accrue interest at the federal funds interest rate and in addition to promptly remitting said amount, Assignor shall remit such interest from the date received to the date such amount is remitted to the Purchasing Bank.

             12. Assignor and Purchasing Bank each hereby agree to indemnify and hold harmless the other, each of its directors and each of its officers in connection with any claim or cause of action based on any matter or claim based on the acts of either while acting as a Bank under the Credit Agreement. Promptly after receipt by the indemnified party under this Section of notice of the commencement of any action, such indemnified party shall notify the indemnifying party in writing of the commencement thereof. If any such action is brought against any indemnified party and that party notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof. In no event shall the indemnified party settle or consent to a settlement of such cause of action or claim without the consent of the indemnifying party.

        13. THIS TRANSFER SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Wire Transfer Instructions:                  ________________________


                                             By: ______________________
                                             Name:
                                             Title:


                                             __________________________


                                             By:  _____________________
                                             Name:
                                             Title:

Receipt Acknowledged this
____ day of _____, 199_:

MORGAN GUARANTY TRUST COMPANY
 OF NEW YORK, as Lead Agent


By:__________________________
   Name:
   Title:

TRINET CORPORATE REALTY TRUST, INC.
EXHIBIT C

------------------------------------------------------------------------------------------------------------------------------------
UNENCUMBERED ASSETS AS OF JUNE 1, 1998
                                                   NET LEASEABLE  ANNUAL RENT      EST. MARKET
                                                         AREA IN    IN EFFECT     VALUE W/9.5%      PERCENTAGE           OWNERSHIP
PROPERTY/TENANT               LOCATION                   SQ-FEET    AT 6/1/98         CAP RATE          LEASED            INTEREST
----------------              --------            ----------------------------------------------------------------------------------
Unencumbered Properties/1/
Adidas America, Inc.          Spartanburg, SC            563,210  $ 1,856,445      $19,465,684            100%        Wholly-owned
ADS Alliance Data Systems     Dallas, TX                  61,750      689,748        7,253,147            100%        Wholly-owned
Arrow Electronics             Aurora, CO                 119,200      500,482        5,278,232            100%        Wholly-owned
Art Line                      Chicago, IL                172,846      475,326        4,849,716            100%        Wholly-owned
AT&T Capital                  Parsuppany, NJ             420,OOO    5,880,000       62,370,105            100%        Wholly-owned
Bay State Gas Company         Westborough, MA             88,000      939,806       10,170,032            100%        Wholly-owned
BCBS of Wisconsin             Milwaukee, WI              229,888    1,657,888       17,410,884            100%        Wholly-owned
Canyon Corp. Center                                                                                       100%        Wholly-owned
 Expertan CCN                 Anaheim, CA                100,049    1,032,506       11,152,211
 L.A. Cellular                Anaheim, CA                156,135    1,387,162       15,035,768
 Programmed Composites        Anaheim, CA                 52,960      293,461        3,175,937
Caterair                      San Francisco, CA           35,375      350,000        3,654,905            100%        Wholly-owned
Caterair                      San Francisco, CA           20,019      212,500        2,214,611            100%        Wholly-owned
Caterair                      Miami, FL                  108,534      875,000        9,179,800            100%        Wholly-owned
Caterair                      Miami, FL                   55,610      462,500        4,844,421            100%        Wholly-owned
Caterair                      Miami, FL                   46,749      400,000        4,187,568            100%        Wholly-owned
Caterair                      Minneapolis, MN             22,536      115,625        1,201,621            100%        Wholly-owned
Caterair                      Reno, NV                    20,066       71,250          728,600            100%        Wholly-owned
Caterair                      Seattle, WA                 30,750      237,500        2,476,716            100%        Wholly-owned
Caterair                      Orlando, FL                 49,148      431,250        4,513,705            100%        Wholly-owned
Caterair                      New York, NY                48,673      525,000        5,500,263            100%        Wholly-owned
Caterair                      New York, NY                24,939      262,500        2,740,358            100%        Wholly-owned
Caterair                      Philadelphia, PA            31,218      181,250        1,887,737            100%        Wholly-owned
Charleston Place                                                                                          100%        Wholly-owned
 Sun Microsystems, Inc.       Mountain View, CA           55,800    1,573,560       16,932,663
 U.S. Robotics Corp.          Mountain View, CA          131,580    3,473,712       37,407,989
Cirrus Logic                  Fremont, CA                 76,641      766,800        8,261,305            100%        Wholly-owned
Compaq                        Houston, TX                251,850      559,107        5,560,789            100%        Wholly-owned
Computer Sciences Corp.       Lenham, MD                 120,000    1,580,400       16,826,905            100%        Wholly-owned
Concord Farms                                                                                             100%        Wholly-owned
 Sybase, Inc.                 Concord, MA                 62,062      961,717        7,284,789
 Sybase, Inc.                 Concord, MA                 60,250      933,638        7,072,095
 Welch Foods, Inc.            Concord, MA                 68,077    1,174,328       10,048,516
Dunham's Athleisure           Marion, IN                 249,920      647,500        6,774,253            100%        Wholly-owned
Edenvale Business Park                                                                                    100%        Wholly-owned
 Western Digital Corp.        San Jose, CA               130,925    1,296,156       13,472,095
 Xerox Corporation            San Jose, CA               155,405    1,562,935       16,244,716
EDS                           Dallas, TX                 261,700    1,112,225       11,702,474            100%        Wholly-owned
Federal Express               Memphis, TN                241,927    3,963,390       27,730,705            100%        Wholly-owned
First Health                  Salt Lake City, UT         173,107    1,245,046       13,015,842            100%        Wholly-owned
Fluid Systems                 San Diego, CA               90,500      498,200        5,218,421            100%        Wholly-owned
Fresenius USA, Inc.           Walnut Creek, CA            85,000      794,964        8,508,179            100%        Wholly-owned
Frontier (ConferTech)         Denver, CO                  55,310      345,847        3,627,074            100%        Wholly-owned
Frontier (ConferTech)         Denver, CO                  62,100      743,625        7,814,211            100%        Wholly-owned
Galileo International         Englewood, CO              137,900    1,915,098       20,120,032            100%        Wholly-owned
Hewlett-Packard               Richardson, TX             300,820    3,074,380       32,314,011            100%        Wholly-owned
Hitachi PC Corp.              Milpitas, CA               102,240    1,656,288       18,009,358            100%        Wholly-owned
IBM Corp.                     Dallas, TX                 222,267      877,955        9,201,789            100%        Wholly-owned
ICC Holdings, Inc.            Denver, CO                 239,749    4,742,664       49,921,189            100%        Wholly-owned
Jabil Circuit, Inc.           St. Petersburg, FL          91,500      376,980        4,106,716            100%        Wholly-owned
Kelley-Clarke                 Fremont, CA                 44,000      534,864        5,590,579            100%        Wholly-owned
Lam Research Corp.            Milpitas, CA               120,576    1,251,984       13,680,632            100%        Wholly-owned
Lever Brothers                St. Louis, MO              402,192    1,724,392       18,132,589            100%        Wholly-owned
Lockheed Martin               King of Prussia, PA        118,800      469,260        4,901,737            100%        Wholly-owned
Lucent Technologies           Denver, CO                 158,146    1,423,314       14,935,874            100%        Wholly-owned
M.C. Graphics                 St. Petersburg, FL          87,500      481,250        5,247,800            100%        Wholly-owned
MJ Designs                    Irving, TX                 510,654    2,173,000       23,040,063            100%        Wholly-owned
Multilink, Inc.               Boston, MA                  77,048      963,100       10,216,116            100%        Wholly-owned
Nissan Motors Accept          Las Colinas, TX            174,421    1,159,635       11,991,337            100%        Wholly-owned
Northern Telecom              Richardson, TX              60,000      690,332        7,171,189            100%        Wholly-owned
Northern Telecom              Richardson, TX             121,068      933,434        9,820,463            100%        Wholly-owned
Olympus America, Inc.         Melville, NY               270,000    2,980,027       31,288,526            100%        Wholly-owned
PepsiCo                       Wichita, KS                105,600      353,040        3,677,737            100%           leasehold
PNC Mortgage/Komatsu          Vernon Hills, IL           102,208    1,303,152       13,707,726            100%        Wholly-owned
Prumerica Life Insurance      Atlanta, CA                190,000    1,425,000       14,960,421            100%        Wholly-owned

TriNet Corporate Realty Trust, Inc.
Exhibit C
--------------------------------------------------------------------------------

Unencumbered Assets as of June 1, 1998

                                                                         NET LEASABLE        ANNUAL RENT       EST. MARKET
                                                                              AREA IN          IN EFFECT       VALUE W/95%
PROPERTY/TENENT                                   LOCATION                   SQ. FEET         AT 6/1/98           CAP RATE
-----------------------------                     -----------------      -------------------------------------------------
Pure Atna Corporation                             Cupertino, CA               101,373         2,213,952         23,211,789
Ralphs Grocery                                    Los Angeles, CA             272,236         2,175,092         22,799,695
River Edge Summit
  A.D.A.M Software                                Atlanta, GA                  24,848           455,215          3,487,895
  Amend Group Interests                           Atlanta, GA                   6,693           114,927            818,263
  IBM Corp.                                       Atlanta, GA                 388,104         5,707,424         62,186,432
  Siemens                                         Atlanta, GA                  24,717           332,444          2,200,221
RiverPark
  Central Natl-Cottesman                          Boston, MA                   92,000           598,000          6,264,611
  Lotus Development                               Boston, MA                  200,000         1,586,781         16,659,558
  Lotus Development                               Boston, MA                  150,000         2,052,592         21,564,926
Schwegmann                                        Metairie, LA                108,308                 -                  -
Schwegmann                                        Baton Rouge, LA              69,272                 -                  -
SCSM Acquisition Co. LLC                          New Orleans, LA             108,424           500,000          5,263,158
SCSM Acquisition Co. LLC                          New Orleans, LA              80,005         1,119,548         11,784,716
SCSM Acquisition Co. LLC                          Harvey, LA                  124,384           781,368          8,224,926
SPX Corp.                                         Muskegon, MI                143,754           875,000          9,200,021
SPX Corp.                                         Muskegon, MI                 70,700         1,062,500         11,173,705
Sunbelt Beverage                                  Baltimore, MD               222,636           922,628          9,659,453
Tech Data                                         South Bend, IN              225,000           783,750          8,199,516
Teradyne                                          Walnut Creek, CA             60,000           585,568          6,331,568
TRW Space Cotton                                  Redondo Beach, CA           124,400         1,179,924         12,041,000
UARCO                                             Chicago, IL                 140,000           490,000          4,990,337
Unisys Corp.                                      Malvern, PA                 370,562         3,128,004         32,910,368
UTI                                               Phoenix, AZ                 106,763           773,562          8,122,232
Warner Crossing Property
  AlliedSignal, Inc.                              Tempe, AZ                   176,607         1,589,463         16,670,695
  MaxServ. Inc.                                   Tempe, AZ                    49,220           492,200          5,177,863
  Vital Processing Services                       Tempe, AZ                   104,836         1,252,584         13,155,653
  Wells Fargo Bank                                Tempe, AZ                    51,049           500,000          5,255,747
WellPoint Health                                  Thousand Oaks, CA           217,613         2,164,814         22,682,253
                                                                           -----------------------------------------------
PORTFOLIO SUBTOTAL                                                         12,239,966      $106,017,118     $1,094,625,506
                                                                           -----------------------------------------------
(properties not held in joint ventures)

KELLER DAVIS

65 Dan Rd - Avitar/XRL Corporation                Boston, MA                   67,185          553,035           5,633,663
30 Dan Rd - Parsons Main, Inc                     Boston, MA                   80,000          630,000           6,526,316
85 Dan Road (vacant)                              Boston, MA                   80,000                -                   -
1022 Hingham St - Biomerieux Vitek, Inc.          Boston, MA                  125,366        1,655,425          14,687,126
One Longwater Circle - GIGA Info. Group           Boston, MA                   27,100          440,669           4,537,484
60 Columbian St - Gtech/Mass State Lottery        Boston, MA                  108,085        1,061,432          10,989,611
260 Kenneth W. Welch Dr. - KAO Systems            Boston, MA                  104,765          445,251           2,289,474
700 Longwater Dr. - Serono Lab./Mass State        Boston, MA                   72,921        1,268,433           8,811,853
 Lottery/Guardian Life/Agency Mgmt Services
                                                                         -------------------------------------------------
                                KD Subtotal                                   665,422     $  6,054,245          52,445,505

UNENCUMBERED TOTAL                                                         12,905,388     $112,071,363      $1,147,071,011
                                                                         -------------------------------------------------

                                                                           PERCENTAGE          OWNERSHIP
PROPERTY/TENANT                                   LOCATION                     LEASED           INTEREST
-----------------------------                     -----------------      -------------------------------
Pure Atna Corporation                             Cupertino, CA                  100%       Wholly-owned
Ralphs Grocery                                    Los Angeles, CA                100%       Wholly-owned
River Edge Summit                                                                100%       Wholly-owned
  A.D.A.M Software                                Atlanta, GA
  Amend Group Interests                           Atlanta, GA
  IBM Corp.                                       Atlanta, GA
  Siemens                                         Atlanta, GA
RiverPark                                                                        100%       Wholly-owned
  Central Natl-Cottesman                          Boston, MA
  Lotus Development                               Boston, MA
  Lotus Development                               Boston, MA
Schwegmann                                        Metairie, LA                     0%       Wholly-owned
Schwegmann                                        Baton Rouge, LA                  0%       Wholly-owned
SCSM Acquisition Co. LLC                          New Orleans, LA                100%       Wholly-owned
SCSM Acquisition Co. LLC                          New Orleans, LA                100%       Wholly-owned
SCSM Acquisition Co. LLC                          Harvey, LA                     100%       Wholly-owned
SPX Corp.                                         Muskegon, MI                   100%       Wholly-owned
SPX Corp.                                         Muskegon, MI                   100%       Wholly-owned
Sunbelt Beverage                                  Baltimore, MD                  100%       Wholly-owned
Tech Data                                         South Bend, IN                 100%       Wholly-owned
Teradyne                                          Walnut Creek, CA               100%       Wholly-owned
TRW Space Cotton                                  Redondo Beach, CA              100%       Wholly-owned
UARCO                                             Chicago, IL                    100%       Wholly-owned
Unisys Corp.                                      Malvern, PA                    100%       Wholly-owned
UTI                                               Phoenix, AZ                    100%       Wholly-owned
Warner Crossing Property                                                         100%       Wholly-owned
  AlliedSignal, Inc.                              Tempe, AZ
  MaxServ, Inc.                                   Tempe, AZ
  Vital Processing Services                       Tempe, AZ
  Wells Fargo Bank                                Tempe, AZ
WellPoint Health                                  Thousand Oaks, CA              100%       Wholly-owned
                                                                           ---------
PORTFOLIO SUBTOTAL                                                             98.55%
                                                                           ---------
(properties not held in joint ventures)

KELLER DAVIS                                                                              Joint Venture /(2)/

65 Dan Rd - Avitar/XRL Corporation                Boston, MA                     100%
30 Dan Rd - Parsons Main, Inc.                    Boston, MA                     100%
85 Dan Road (vacant)                              Boston, MA                       0%
1022 Hingham St - Biomerieux Vitek, Inc.          Boston, MA                     100%
One Longwater Circle - GIGA Info. Group           Boston, MA                     100%
60 Columbian St - Gtech/Mass State Lottery        Boston, MA                     100%
260 Kenneth W. Welch Dr. - KAO Systems            Boston, MA                     100%
700 Longwater Dr. - Serono Lab./Mass State        Boston, MA                     100%
 Lottery/Guardian Life/Agency Mgmt Services
                                                                           ---------
                                KD Subtotal                                    87.98%

UNENCUMBERED TOTAL                                                             98.00%
                                                                           ---------

/(1)/ There are no material environmental conditions on any of the listed properties.

/(2)/ A wholly-owned subsidiary of TnNet Corporate Realty Trust, Inc. is the sole general partner with a 96.5% ownership interest in this Joint venture.

                                                                       EXHIBIT D


                      Form of Money Market Quote Request
                      ----------------------------------



                                                                          [Date]


To:       Morgan Guaranty Trust Company of New York (the "Lead Agent")

From:     TriNet Corporate Realty Trust, Inc.

Re: Third Amended and Restated Credit Agreement (the "Credit Agreement") dated as of June 1, 1998 among TriNet Corporate Realty Trust, Inc., the Banks parties thereto and the Lead Agent

          We hereby give notice pursuant to Section 2.3 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):


Date of Borrowing:  _______________________

Principal Amount*                       Interest Period**
----------------                        ---------------
$

          Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

          The funding of Money Market Loans made in connection with this Money Market Quote Request [may/may not] be made by Designated Lenders.

          Terms used herein have the meanings assigned to them in the Credit Agreement.

                                   TriNet Corporate Realty Trust, Inc.

                                        By________________________
                                          Name:
                                          Title:

____________________

     * Amount must be $10,000,000 or a larger multiple of $500,000.

     ** Not less than one month (LIBOR Auction) or not less than 14 days
        (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

                                                                       EXHIBIT E



                  Form of Invitation for Money Market Quotes
                  ------------------------------------------



To:       [Name of Bank]

Re: Invitation for Money Market Quotes to TriNet Corporate Realty Trust, Inc. (the "Borrower")


               Pursuant to Section 2.3 of the Third Amended and Restated Credit Agreement dated as of June 1, 1998 among TriNet Corporate Realty Trust, Inc., the Banks parties thereto and the undersigned, as Lead Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):


Date of Borrowing:  __________________

Principal Amount                    Interest Period
----------------                    ---------------

$

               Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

               Please respond to this invitation by no later than 10:00 A.M. (New York City time) on [date].

                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Lead Agent


                                        By______________________
                                          Authorized Officer

                                                                       EXHIBIT F


                          Form of Money Market Quote
                          --------------------------


To:       Morgan Guaranty Trust Company of New York, as Lead Agent

Re:       Money Market Quote to TriNet Corporate Realty Trust, Inc. (the
          "Borrower")

               In response to your invitation on behalf of the Borrower dated _____________, 19__, we hereby make the following Money Market Quote on the following terms:

1.   Quoting Bank:  ________________________________
2.   Person to contact at Quoting Bank:

     _____________________________
3.   Date of Borrowing: ____________________*
4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal   Interest     Money Market
Amount**    Period***    [Margin****] [Absolute Rate*****]
--------    ---------    ---------------------------------

$

$

          [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**

                    We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Third Amended and Restated Credit Agreement dated as of June 1, 1998 among TriNet Corporate Realty Trust, Inc., the Banks parties thereto and yourselves, as Lead Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.


                                             Very truly yours,

                                             [NAME OF BANK]


Dated:_______________              By:__________________________
                                             Authorized Officer

__________
*       As specified in the related Invitation.
** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $10,000,000 or a larger multiple of $500,000.
*** Not less than 14 days, as specified in the related Invitation. No bid is permitted within five (5) Euro-Dollar Business Days of any other bid.
**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".
*****   Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

                         FORM OF DESIGNATION AGREEMENT
                         -----------------------------

                          Dated _____________, 199___


        Reference is made to that certain Third Amended and Restated Revolving Credit Agreement dated as of June 1, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among TRINET CORPORATE REALTY TRUST, INC., the banks parties thereto, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Lead Agent"), as Lead Agent. Terms defined in the Credit
                  ----------
Agreement are used herein with the same meaning.

        [NAME OF DESIGNOR] (the "Designor"), [NAME OF DESIGNEE] (the "Designee"), the Lead Agent and Borrower agree as follows:

        1. The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Money Market Loans pursuant to
Article II of the Credit Agreement. Any assignment by Designor to Designee of its rights to make a Money Market Loan pursuant to such Article II shall be effective at the time of the funding of such Money Market Loan and not before such time.

        2. Except as set forth in Section 7 below, the Designor makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

        3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in Articles IV and V of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will independently and without reliance upon the Lead Agent, the Designor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated

Lender; (d) appoints and authorizes the Lead Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Lead Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees to be bound by each and every provision of each Loan Document and further agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank.

        4. The Designee hereby appoints Designor as Designee's agent and attorney in fact, and grants to Designor an irrevocable power of attorney, to receive payments made for the benefit of Designee under the Credit Agreement, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consents of amendments to or under the Credit Agreement or other Loan Documents. Any document executed by the Designor on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrower, the Lead Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

        5. Following the execution of this Designation Agreement by the Designor and its Designee, it will be delivered to the Lead Agent for acceptance and recording by the Lead Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acceptance hereof by the Lead Agent, unless otherwise specified on the signature page thereto.

        6. The Lead Agent hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (i) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (ii) the Maturity Date.

        7. The Designor unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided
                                                                        --------
that
the Designor shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

        8. Upon such acceptance and recording by the Lead Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right (subject to the provisions of Section 2.3(b)) to make Money Market Loans as a Bank pursuant to Section 2.3 of the Credit Agreement and the rights and obligations of a Bank related thereto; provided, however, that the Designee
                                       -----------------
shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of such Designee which is not otherwise required to repay obligations of such Designated Lender which are then due and payable. Notwithstanding the foregoing, the Designor, as administrative agent for the Designee, shall be and remain obligated to the Borrower, the Co-Agents and the Banks for each and every of the obligations of the Designee and its Designor with respect to the Credit Agreement, including, without limitation, any indemnification obligations under Section 7.6 of the Credit Agreement and any sums otherwise payable to the Borrower by the Designee.

        9. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

        10. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

        IN WITNESS WHEREOF, the Designor and the Designee, intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

Effective Date:
________________________, 199__


                                    [NAME OF DESIGNOR], as Designor

                                    By: _______________________________
                                    Title: ____________________________

                                    [NAME OF DESIGNEE] as Designee

                                    By: _______________________________
                                    Title: ____________________________

                                    Applicable Lending Office (and address for notices):

                                                 [ADDRESS]

     Accepted this _____ day
     of ________, 19__

     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Lead Agent

     By: _______________________
     Title: ____________________

                      TriNet Corporate Realty Trust, Inc.
                                 Schedule 4.17

--------------------------------------------------------------------------------------------------------------------------------
SUBSIDIARY/ENTITY NAME                    PROPERTY/TENANT                                  PROPERTY LOCATION      ENCUMBERED BY
--------------------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities I, Inc.       Unisys Property                           1      Malvern, PA            Unleveraged

TriNet Essential Facilities II, Inc.      SPX Corporation                           2      Muskegon, MI           Unleveraged
                                          SPX Corporation                           3      Muskegon, MI           Unleveraged

TriNet Essential Facilities III, Inc.     Gateway Lakes- Jabil Circuit              4      St. Petersburg, FL     Unleveraged
                                          Gateway Lakes- MC Graphics                5      St. Petersburg, FL     Unleveraged

TriNet Essential Facilities IV, Inc.      Uarco Property                            6      Chicago, IL            Unleveraged

TriNet Essential Facilities V, Inc.       Ralphs                                    7      Los Angeles, CA        Unleveraged

TriNet Essential Facilities VI, Inc.      ArtLine                                   8      Chicago, IL            Unleveraged

TriNet Essential Facilities VII, Inc.     UTI                                       9      Phoenix, AZ            Unleveraged

TriNet Essential Facilities VIIIR, Inc.   Caterair                                 10      Millbrae, CA           Unleveraged
                                          Caterair                                 11      Burlingame, CA         Unleveraged
                                          Caterair                                 12      Miami, FL              Unleveraged
                                          Caterair                                 13      Miami, FL              Unleveraged
                                          Caterair                                 14      Miami, FL              Unleveraged
                                          Caterair                                 15      Minneapolis, MN        Unleveraged
                                          Caterair                                 16      Reno, NV               Unleveraged
                                          Caterair                                 17      Seattle, WA            Unleveraged

TriNet Essential Facilities X, Inc.       Caterair                                 18      Orlando, FL            Unleveraged
                                          Caterair                                 19      Astoria, NY            Unleveraged
                                          Caterair                                 20      Astoria, NY            Unleveraged
                                          Caterair                                 21      Philadelphia, PA       Unleveraged
                                          PNC Mortgage                             22      Vernon Hills, IL       Unleveraged
                                          Cirrus Logic #8                          23      Fremont, CA            Unleveraged
                                          First Health Strategies                  24      Salt Lake City, UT     Unleveraged
                                          TRW                                      25      Redondo Beach, CA      Unleveraged
                                          Dunham's Athelisure                      26      Marion, IN             Unleveraged
                                          Kelley-Clarke                            27      Fremont, CA            Unleveraged
                                          Tech Data                                28      South Bend, IN         Unleveraged
                                          Primerica                                29      Duluth, GA             Unleveraged
                                          Arrow                                    30      Aurora, CO             Unleveraged
                                          Fluid Systems                            31      San Diego, CA          Unleveraged
                                          Lever Brothers                           32      St. Louis, MO          Unleveraged
                                          Lockheed Martin                          33      King of Prussia, PA    Unleveraged
                                          Fresenius USA                            34      Walnut Creek, CA       Unleveraged
                                          Teradyne, Inc.                           35      Walnut Creek, CA       Unleveraged
                                          LAM Research                             36      Milpitas, CA           Unleveraged
                                          Olympus America Inc,                     37      Melville, NY           Unleveraged
                                          Frontier                                 38      Westminster, CO        Unleveraged
                                          Pure Atria                               39      Cupertino, CA          Unleveraged
                                          Galileo                                  40      Englewood, CO          Unleveraged
                                          Lucent                                   41      Englewood, CO          Unleveraged
                                          Frontier II                              42      Westminster, CO        Unleveraged
                                          Frontier II Land                                 Westminster, CO        Unleveraged
                                          ICG Holdings, Inc.                       43      Englewood, CO          Unleveraged

TriNet Essential Facilities XI, Inc.      Rex Land                                         Dayton, OH             Unleveraged
                                          PepsiCo                                  44      Wichita, KS            Unleveraged (1)

TriNet Essential Facilities XII, Inc.     Sears Logistics                          45      Columbus, OH           REMIC II

                      TriNet Corporate Realty Trust, Inc.
                                 Schedule 4.17

--------------------------------------------------------------------------------------------------------------------------------
SUBSIDIARY/ENTITY NAME                    PROPERTY/TENANT                                  PROPERTY LOCATION      ENCUMBERED BY
--------------------------------------------------------------------------------------------------------------------------------
                                          Northern States Power                     46     Roseville, MN          REMIC II
                                          Volkswagen                                47     City of Industry, CA   REMIC II
                                          Volkswagen                                48     Jacksonville, FL       REMIC II
                                          Volkswagen                                49     Lincolnshire, IL       REMIC II
                                          Rex Headquarters                          50     Dayton, OH             REMIC II
                                          Lockheed Martin (CA)                      51     Sunnyvale, CA          REMIC II
                                          Unisys                                    52     Lisle, IL              REMIC II
                                          Certified Grocers                         53     City of Commerce, CA   REMIC II
                                          Microsoft                                 54     Irving, Tx             REMIC II
                                          Cirrus Logic #2                           55     Fremont, CA            REMIC II
                                          Deluxe Check                              56     Arden Hills, MN        REMIC II
                                          Nike, Inc.                                57     Memphis, TN            REMIC II
                                          AT&T Universal                            58     Jacksonville, FL       REMIC II
                                          Homeside Lending                          59     Jacksonville, FL       REMIC II
                                          Unison Industries                         60     Jacksonville, FL       REMIC II
                                          GATX Logistics                            61     Lyons, NY              REMIC II
                                          GATX Logistics                            62     Lysander, NY           REMIC II

TriNet Essential Facilities XIV, Inc.     AT&T Credit                               63     Parsippany, NJ         Unleveraged

TriNet Essential Facilities XX, Inc.      Blue Cross/Blue Shield                    64     Milwankee, WI          Unleveraged

TriNet Essential Facilities XXI, Inc.     Adidas, America                           65     Spartanburg, SC        Unleveraged

TriNet Essential Facilities XXII, Inc.    Wellpoint Health Networks, Inc.          66-67   Thousand Oaks, CA      Unleveraged

TriNet Essential Facilities XXIII, Inc.   RiverEdge                                 68     Atlanta, GA            Unleveraged
                                          Canyon Corporate Center                  69-71   Anaheim, CA            Unleveraged
                                          RiverPark                                72-74   North Reading, MA      Unleveraged
                                          Bay State Gas                             75     Westborough, MA        Unleveraged
                                          MultiLink                                 76     Andover, MA            Unleveraged

TriNet Essential Facilities XXIV, Inc.    Sunbelt Beverage                          77     Baltimore, MD          Unleveraged
                                          Computer Sciences                         78     Lanham, MD             Unleveraged

TriNet Essential Facilities XXV, Inc.     US Robotics Access Corp.                 79-80   Mountain View, CA      Unleveraged

TriNet Essential Facilities XXVI, Inc.    Sun Microsystems                          81     Mountain View, CA      Unleveraged
                                          Edenvale Business Park                    82     San Jose, CA           Unleveraged
                                          Hitachi PC                                83     Milpitas, CA           Unleveraged

TriNet Essential Facilities XXVII, Inc.   Warner Crossing - AlliedSignal            84     Tempe, AZ              Unleveraged
                                          Warner Crossing - AlliedSignal            85     Tempe, AZ              Unleveraged
                                          Warner Crossing - AlliedSignal, MaxServ   86     Tempe, AZ              Unleveraged
                                          Warner Crossing - Vital Processing Ser.   87     Tempe, AZ              Unleveraged
                                          Warner Crossing - Wells Fargo             88     Tempe, AZ              Unleveraged

TriNet Essential Facilities XXVIII, Inc.  Concord Farms                            89-91   Concord, MA            Unleveraged

TriNet Corporate Partners I, L.P.*        Schwegmann                                92     Metairie, LA           Unleveraged
                                          Schwegmann                                93     Baton Rouge, LA        Unleveraged
                                          Schwegmann Acquisition Co., LLC           94     New Orleans, LA        Unleveraged
                                          Schwegmann Acquisition Co., LLC           95     Harvey, LA             Unleveraged
                                          Schwegmann Acquisition Co., LLC           96     New Orleans, LA        Unleveraged

TriNet Corporate Partners II, L.P.**      Nissan Motor Acceptance Corp.             97     Irving, TX             Unleveraged
                                          Federal Express                           98     Memphis, TN            Unleveraged

                      TriNet Corporate Realty Trust, Inc.
                                 Schedule 4.17

--------------------------------------------------------------------------------------------------------------------------------
SUBSIDIARY/ENTITY NAME                 PROPERTY/TENANT                                                      PROPERTY LOCATION
--------------------------------------------------------------------------------------------------------------------------------
                                       MJDesigns                                                   99       Coppell, TX
                                       Compaq                                                     100       Houston, TX
                                       Northern Telecom                                           101       Richardson, TX
                                       IBM Dallas                                                 102       Dallas, TX
                                       Cardinal Commerce Center                                   103       Richardson, TX
                                       Electronic Data Systems                                    104       Allen, TX
                                       Alliance Data Systems                                      105       Dallas, TX
                                       Hewlett-Packard                                            106       Richardson, TX

TriNet Sunnyvale Partners, L.P.***     Mitsubishi, Kanematsu, National                          107-110     Sunnyvale, CA
                                       Semiconductor

TriNet Property Partners, L.P.****     30 Dan Rd - Parsons                                        111       Canton, MA
                                       65 Dan Rd - Avitar/XRL                                     112       Canton, MA
                                       85 Dan Rd - Vacant                                         113       Canton, MA
                                       100 Longwater Circle - Serono Labs                         114       Norwell, MA
                                       One Longwater Circle - Giga Information Group              115       Norwell, MA
                                       101 Philip Dr - Khrwer Boston                              116       Norwell, MA
                                       1022 Hingham St - Blue Cross Blue Shield - Mass/Vitek      117       Rockland, MA
                                       300 Foxborough Blvd - Pezrow N.E.                          118       Foxborough, MA
                                       105 Forbes Blvd - Chrysler                                 119       Mansfield, MA
                                       60 Columbian St - GTECH                                    120       Braintree, MA
                                       260 Kenneth W. Welch Dr - KAO - Massachusetts L            121       Lakeville, MA
                                       700 Longwater Drive - Serono/Guradian Life/                122       Norwell, MA
                                           AMS/Mass Lottery
                                       3000 Longwater Drive                                       123       Norwell, MA
                                       76 Pacella Park Drive                                      124       Randolph, MA

W9/TriNet Poydras, LLC*****            Entergy Building                                           125       New Orleans, LA
                                       Mobile Building                                            126       New Orleans, LA
                                       Parking Garage                                             127       New Orleans, LA

Corporate Technology Centre
 Associates LLC******                  Land                                                       128       Palo Alto, CA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
SUBSIDIARY/ENTITY NAME                  ENCUMBERED BY
------------------------------------------------------------------------
                                        Unleveraged
                                        Unleveraged
                                        Unleveraged
                                        Unleveraged
                                        Unleveraged
                                        Unleveraged
                                        Unleveraged
                                        Unleveraged

TriNet Sunnyvale Partners, L.P.***      Principal Mutual Life-1st mortgage


TriNet Property Partners, L.P.****      Unleveraged
                                        Unleveraged
                                        Unleveraged
                                        Allstate - 1st Mortgage
                                        Unleveraged
                                        Allstate - 1st Mortgage
                                        Unleveraged
                                        UNUM - 1st Mortgage
                                        Boston Mutual - 1st Mortgage
                                        Unleveraged
                                        Unleveraged
                                        Unleveraged

                                        UNUM - 1st Mortgage
                                        UNUM - 1st & 2nd Mortgage

W9/TriNet Poydras, LLC*****             Unleveraged
                                        Unleveraged
                                        Unleveraged

Corporate Technology Centre
 Associates LLC******                   Unleveraged
------------------------------------------------------------------------

*TriNet Essential Facilities XV, Inc. is a 99% limited partner and TriNet Essential Facilities XVI, Inc. 1% general partner in TriNet Corporate Partners, I, L.P.

**TriNet Essential Facilities XVIII,. Inc. is a 1% general partner and TriNet Essential Facilities XIX, Inc. is a 99% limited partner in TriNet Corporate Partners II, L.P.

***TriNet Corporate Realty Trust, Inc. is a 44.7% sole general partner in TriNet Sunnyvale Partners, L.P. The remaining 55.3% interest is held by entities not affiliated in any way with TriNet Corporate Realty Trust, Inc. or any of its wholly owned subsidiaries.

(1) Leasehold

****TriNet Realty Investors I, Inc. is a 96.49% sole general partner in TriNet Property Partners, L.P. The remaining 3.51% is held by entities not affiliated in any way with TriNet Corporate Trust, Inc. or any of its wholly owned subsidiaries.

*****TriNet Corporate Partners I, L.P. is a 50% member in W9/TriNet Poydras, LLC. The remaining 50% is held by entities not affiliated in any way with TriNet Corporate Realty Trust, Inc. or any of its wholly owned subsidiaries.

******TriNet Realty Investors III, Inc. is a 50% member in Corporate Technology Centre Associates LLC. The remaining 50% is held by entities not affiliated in any way with TriNet Corporate Realty Trust, Inc. or any of its wholly owned subsidiaries.